UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ended Dec. 31, 2023

Praxis Mutual Funds	Class A	Class I
Impact Bond Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Index Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Praxis Mutual Funds®

A fund family of Everence

Table of Contents

Message from the President	1
Stewardship Investing Report	2
Praxis Impact Bond Fund
Portfolio Managers’ Commentary	4
Performance Review	6
Schedule of Investments	7
Praxis International Index Fund
Portfolio Managers’ Commentary	15
Performance Review	17
Schedule of Investments	18
Praxis Growth and Value Index Fund
Portfolio Manager’s Commentary	24
Praxis Value Index Fund Performance Review	26
Praxis Value Index Fund Schedule of Investments	27
Praxis Growth Index Fund Performance Review	32
Praxis Growth Index Fund Schedule of Investments	33
Praxis Small Cap Index Fund
Portfolio Manager’s Commentary	36
Performance Review	38
Schedule of Investments	39
Praxis Genesis Portfolios
Portfolio Managers’ Commentary	45
Praxis Genesis Conservative Portfolio
Performance Review	46
Schedule of Investments	47
Praxis Genesis Balanced Portfolio
Performance Review	48
Schedule of Investments	49
Praxis Genesis Growth Portfolio
Performance Review	50
Schedule of Investments	51
Financial Statements
Statements of Assets & Liabilities	52
Statements of Operations	54
Statements of Changes in Net Assets	56
Financial Highlights	59
Notes to Financial Statements	67
Report of Independent Registered Public Accounting Firm	79
Additional Fund Information	80
Management of the Trust	86

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Message from the President	Annual report to shareholders

Dear Praxis shareholders:

In business and in our personal lives, the turning of the calendar fills us with introspection about the year that just passed and draws our focus toward the future with hope and expectation. Summarizing an entire year, with its ups and downs across many dimensions, is an impossible task. Is it even fair to declare that a full year was “good” or “bad”?

In the financial world, of course, we often sum up the year by reviewing the investment performance of prominent benchmarks. Stocks, as measured by the S&P 500 Index, rose 26% during the year while bonds, measured by the Bloomberg U.S. Aggregate Bond Index, rose 5.5%. Such strong performance was anything but assured at various points during the year. Recall that in early March, the U.S. banking industry came under heavy scrutiny as Silicon Valley Bank and a few others failed when depositors ran for the exits at the same time. This panic resulted from a quick rise in interest rates that drove down the value of banks’ bond and mortgage portfolios. An assessment of the year from the March vantage point would have been decidedly “bad”.

However, as the year progressed, the fortunes of investors turned positive as large technology companies captured investor enthusiasm. Later in the year leadership spread to other industries, lifted more stocks into positive returns. Bond investors were also rewarded for their patience in the face of interest rate volatility. As late as mid-October, major corporate bond indexes were down more than 3% for the year before surging more than 9% during the rest of the year, breaking a two-year streak of negative returns.

Also on the “good” side of the ledger, investors continued to express their desire to integrate their values into their investments even in the midst of a cultural and political debate on the merits of applying environmental, social and governance factors into investment decision-making. For Praxis Mutual Funds, as we approach the 30th anniversary of the fund family and our flagship Impact Bond Fund, this support played out in the form of near-record net inflows into the funds. It was the tenth straight year that contributions to the funds outpaced redemptions. Inflows into the Impact Bond Fund outpaced the other funds, presumably due to investor expectations that the reset in interest rates in 2022 set bonds up for better prospective returns.

In addition to the investment excellence we strive for, the Praxis team carried your values into our work through the full range of ImpactX strategies we employ. These strategies are intended to ensure that the funds placed with us make a real-world difference to the planet and its people. ImpactX includes screening, corporate engagement, impact bonds, values-driven proxy voting and more with the companies in which we invest. Our goal is to ensure companies understand and address the very real risks of climate change, inequality, and poor governance. This is good for business, for investors, and it’s good for the global community we share with each other.

It would be inaccurate to suggest that nothing challenging happened during the year, but from this vantage point, it was a good year – maybe a very good year – for Praxis Mutual Funds. We are grateful for the steadfast support we’ve received from advisors and shareholders that makes this success possible.

We look forward to continuing to serve you by providing practical investment solutions that make a real-world impact.

Sincerely,

Chad M. Horning, CFA®
President
Praxis Mutual Funds

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member Foreside Financial Services, LLC.

The views expressed are those of the Praxis Mutual Funds’ President as of Dec. 31, 2023, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Fund’s investment strategy could cause the fund to sell or avoid securities that may subsequently perform well, and the application of ESG (environmental, social, governance) and/or faith-based screens may cause a Fund to lag the performance of its Index.

The Fund’s stewardship investing strategy could the fund to sell or avoid securities that may subsequently perform well, and the application of social screens may cause the Fund to lag the performance of its index.

Mutual fund investing involves risk. Principal loss is possible. There can be no guarantee that any strategy will be successful.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

30 Years of Stewardship Investing

Since 1994, Praxis Mutual Funds® has sought to provide investors with:

●	Broadly diversified, core portfolio holdings.

●	Consistent performance through benchmark-level returns.

●	Investments reflecting faith-driven core values.

●	Opportunities to promote real-world change.

Each of these relates to our philosophy of Stewardship Investing, which brings a principled approach to balancing investors’ financial needs and their desire to impact our world positively.

In Chad Horning’s introduction to our recently issued annual Praxis Real Impact Report 2023, he writes, “We know that our shareholders invest with Praxis Mutual Funds for something different – something deeper that connects them with others who want to make an impact beyond contributing to their own well-being.”

One way to view the “something different, something deeper” that unites Praxis shareholders is through the lens of the Praxis ImpactX framework. Following are brief highlights from 2023, drawn from each of the seven distinct impact strategies that make up ImpactX:

Values + ESG Screening

●	Praxis screens exclude between 8-20% of companies in our stock indices.

Proxy Voting

●	17,976 total proposals voted on by Praxis on behalf of our shareholders.

●	Votes with management recommendations: 82%.

ESG Integration

●	Praxis doesn’t just screen out; we also invest in – or invest a higher weight into – companies that better represent our core values.

Positive Impact Bonds

●	36% of Praxis Impact Bond Fund holdings invested in impact bonds (balance in other ESG/SRI holdings).

●	$81 million in impact bonds purchased in this year.

●	174 total impact bonds held in the Fund.

Company Engagement

●	ICCR members, including Praxis, filed over 450 proposals last year, ranging in subjects from human rights and child labor to environmental stewardship and political lobbying.

Advocacy and Education

●	Praxis joined or wrote three investor initiatives addressing the SEC, U.S. Government and U.S. House of Representatives.

Community Investing

●	About 1% of Praxis Mutual Fund assets dedicated to community development investments.

●	$17 million in community development investments through our partner Calvert Impact and $5.6 million community development investments through our partner Capital Impact Partners.

What unites all seven impact strategies is the underpinning desire to move from what should we do, to what could we do. This movement has been a part of Praxis since our founding 30 years ago, even before we had the words to describe it. We’ve always known that our investments need to be about more than what we avoid. Our investments should represent what God is calling us to do in this world, in as many forms as possible.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

Our many achievements – including a record 10 years of positive inflows – have not happened in a vacuum. From our Board of Trustees and Everence® management; from industry colleagues, advisor partners and service providers to our passionate and dedicated staff, we have been blessed in more ways than we can count.

Of course, none of this work – this mission – would be possible without the tens of thousands of faith-based and values-driven investors who have trusted us to be their partners in stewarding the resources entrusted to them. We are grateful and look forward to serving you in even more ways during the anniversary year to come.

Mark A. Regier
Vice President of Stewardship Investing
Praxis Mutual Funds

To learn more about ImpactX, view editions of our Real Impact Quarterly, and explore our latest Real Impact Annual Report, along with details of the difference Praxis is making in the world, please visit praxismutualfunds.com/real-impact.

The views expressed are those of the Vice President of Stewardship Investing as of Dec. 31, 2023, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

For the year ended December 31, 2023, the Praxis Impact Bond Fund’s Class I Shares had a return of 5.87%, and the Class A Shares (without load) returned 5.56%. The Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark, returned 5.53%.

Over the last five years, the Class I Shares returned 1.15% (average annual return) versus 1.10% for the Fund’s benchmark. And over the last 10 years, the Class I Shares returned 1.81% (average annual return) versus 1.81% for the Fund’s benchmark. As of December 31, 2023, within the Morningstar Intermediate Core Bond category, the Class I Shares’ total return ranked in the 37th percentile for the one-year period (out of 471 funds), 40th percentile for the five-year period (out of 385 funds) and 31st percentile for the last 10 years (out of 277 funds).

At the beginning of 2023, the market was expecting Federal Reserve Fed Funds rate increases of between 0.50% and 0.75% in the first half of the year. The market expected economic growth to slow in the second half – enough for a mild recession – and that would bring a couple of rate decreases. While this was happening, the market expected Consumer Price Index (CPI) to decrease dramatically to the low 3% area. It turned out that their expectation on CPI was about the only thing that was correct. Instead of cutting in the second half of 2023, the Fed kept the Fed Funds rate range at 5.25% - 5.5%, as growth surprised to the upside. Gross Domestic Produce (GDP) growth at over 2.5% in the second half of the year was much better than expectations.

The 2-year U.S. Treasury yield started 2023 at 4.43% and finished the year at 4.25%. The 10-year U.S. Treasury yield started 2023 at 3.88% and finished the year at 3.88%. Higher rates in short maturities versus long maturities is a yield curve inversion, and that is also how 2023 began and ended. These inversions have preceded every recession since the 1970s, but recessions don’t always follow a yield curve inversion.

The Praxis Impact Bond Fund had a duration of 99% versus the index to start the year. As interest rates decreased, we decreased our duration to about 97% of the index by May. Interest rates reached their peak at 5.0% in late October, and by that time we had moved to a duration of 105% of the index. Interest rates fell after that, and we kept our duration above the index. Those duration moves during the year benefited the Fund in 2023.

Our lack of Treasuries in the Fund was by far the biggest reason for our outperformance in 2023, as all major sectors posted positive excess returns relative to Treasuries. We tend to offset our lack of Treasury holdings by investing in agency-related securities (which was very beneficial in 2023) and longer-duration corporate bonds with higher ratings. This helps to mitigate for the lack of safety and quality that we miss by not holding Treasury securities. Our overweight to corporate bonds aided performance in 2023. When looking at our security selection within the corporate sector, our higher-quality holdings did not have spreads tighten as much as some of the lower-quality issues that can be found in the index. Our underweight to mortgage-backed securities was a slight negative for the year, but we have a large overweight to Agency Commercial mortgage-backed securities (CMBS) and Asset-Backed Securities and those both had a nice positive effect.

The Fund’s holdings of positive impact bonds – fixed-income investments that have a positive impact on the climate and/or community – is over 35% of the portfolio by December 31, 2023. We purchased 52 different impact bonds in 2023. Many new and exciting issues came to the market with impact bonds in green, sustainability and social bonds.

Of the 175 bonds in the Fund that we define as positive impact holdings, 104 provide clear benefits to the climate. The remaining positive impact bonds produce benefits to communities by funding affordable housing, community development, education, sustainability, social bonds, and more.

Our Morningstar Historical Corporate Sustainability Percent Rank (as of Nov. 30, 2023) is the 8th percentile and is a 5 out of 5 Globes Sustainability Rating.

As we start 2024, we are positioned for the expectation that interest rates and corporate bond performance may be volatile, and we will stay nimble just as we did in 2023. We continue to look for more opportunities to enhance the financial return of the Praxis Impact Bond Fund and to make a positive impact on the world we share.

Benjamin J. Bailey, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

Chris Woods, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio managers as of Dec. 31, 2023, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all managed products that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is the highest number in the category. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges. © 2023 Morningstar, Inc. All Rights

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary, (unaudited) continued

Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Impact Bond Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/13 to 12/31/23

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/13 to 12/31/23 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Impact Bond Fund
Class A *	5/12/99	1.58%	-4.80%	-0.01%	1.02%	0.94%	0.94%
Class A (Without Load)	5/12/99	5.56%	-3.57%	0.75%	1.41%
Class I	5/1/06	5.87%	-3.20%	1.15%	1.81%	0.49%	0.49%
Bloomberg U.S. Aggregate Bond Index [1]		5.53%	-3.31%	1.10%	1.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 3.75%.

**    Reflects the expense ratios as reported in the Prospectus dated May 1, 2023.

1    Bloomberg U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Impact Bond Fund

December 31, 2023

	Coupon	Maturity	Principal Amount	Fair Value
MUNICIPAL BONDS — 1.0%
American Municipal Power Ohio, Inc., Rev. Taxable-Hydroelectric Projects, Series 2010-A	7.334%	02/15/28	$1,000,000	$1,061,928
Findlay City School District, Series 2010-B	6.250%	12/01/37	270,000	270,443
Houston, Texas, Independent School District, Series 2009A-2	6.168%	02/15/34	1,000,000	1,002,840
Massachusetts St., Series 2016-F	3.277%	06/01/46	3,100,000	2,472,095
University of Texas, Rev., Series 2020 B	2.439%	08/15/49	1,875,000	1,252,396
University of Virginia, Rev., Series 2009	6.200%	09/01/39	2,000,000	2,268,440
TOTAL MUNICIPAL BONDS (COST $8,900,910)				$8,328,142

CORPORATE BONDS — 34.1%
APPAREL & TEXTILE PRODUCTS — 0.1%
VF Corp.	2.400%	04/23/25	536,000	512,006

ASSET MANAGEMENT — 0.1%
Ameriprise Financial, Inc.	3.000%	04/02/25	730,000	712,037

AUTOMOTIVE — 0.3%
BorgWarner, Inc. (a)	2.650%	07/01/27	601,000	557,219
Honda Motor Co. Ltd.	2.967%	03/10/32	760,000	694,989
Hyundai Capital Services, Inc. (b)	1.250%	02/08/26	200,000	183,760
Magna International, Inc.	2.450%	06/15/30	1,250,000	1,094,674
				2,530,642
BANKING — 3.8%
Bank of America Corp., Series N	0.981%	09/25/25	1,500,000	1,447,700
Bank of America Corp., Series N	2.456%	10/22/25	1,000,000	973,753
Bank of America Corp., Series N	1.530%	12/06/25	2,000,000	1,922,697
Bank of America Corp., Series N	4.271%	07/23/29	1,000,000	965,489
Bank of America Corp., Series N	2.572%	10/20/32	1,500,000	1,243,608
Bank of Montreal (a)	5.203%	02/01/28	1,750,000	1,782,640
Bank of New York Mellon Corp. (The), Series J	4.967%	04/26/34	2,000,000	1,990,125
Citigroup, Inc.	3.700%	01/12/26	1,750,000	1,707,729
Citigroup, Inc. (a)	2.014%	01/25/26	1,000,000	960,913
Citigroup, Inc.	2.572%	06/03/31	2,000,000	1,708,434
ING Groep N.V. (b)	4.625%	01/06/26	1,250,000	1,241,355
JPMorgan Chase & Co.	0.563%	02/16/25	500,000	496,648
JPMorgan Chase & Co.	3.200%	06/15/26	2,557,000	2,467,212
JPMorgan Chase & Co.	2.739%	10/15/30	2,000,000	1,778,248
KeyBank National Association	4.150%	08/08/25	1,000,000	969,376
M&T Bank Corp.	4.553%	08/16/28	1,500,000	1,445,035
PNC Financial Services Group, Inc. (The)	4.758%	01/26/27	1,500,000	1,488,188
PNC Financial Services Group, Inc. (The) (a)	5.582%	06/12/29	1,000,000	1,021,332
Regions Financial Corp. (a)	2.250%	05/18/25	1,000,000	953,031

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 34.1%, continued
BANKING — 3.8%, continued
State Street Corp.	7.350%	06/15/26	$1,000,000	$1,053,374
State Street Corp.	4.164%	08/04/33	1,000,000	942,690
Toronto-Dominion Bank, Series C (a)	5.264%	12/11/26	2,000,000	2,039,306
Truist Financial Corp. (SOFR+ 60.90) (c)	1.267%	03/02/27	1,000,000	915,446
UBS AG London	5.650%	09/11/28	550,000	570,878
				32,085,207
BEVERAGES — 0.2%
Coca-Cola Co. (The)	3.450%	03/25/30	500,000	480,144
Coca-Cola Femsa S.A.B. de C.V.	1.850%	09/01/32	1,000,000	795,387
				1,275,531
BIOTECH & PHARMA — 0.4%
AbbVie, Inc. (a)	2.950%	11/21/26	500,000	479,449
Amgen, Inc. (a)	3.000%	02/22/29	2,500,000	2,351,430
Gilead Sciences, Inc.	3.650%	03/01/26	750,000	734,784
				3,565,663
CABLE & SATELLITE — 0.4%
Comcast Corp.	3.300%	04/01/27	500,000	482,081
Comcast Corp. (a)	4.650%	02/15/33	1,000,000	1,006,024
Comcast Corp.	2.937%	11/01/56	672,000	441,988
Time Warner Cable, Inc.	4.500%	09/15/42	500,000	392,368
WarnerMedia Holdings, Inc.	4.054%	03/15/29	1,500,000	1,423,186
				3,745,647
CHEMICALS — 0.6%
Avery Dennison Corp.	2.650%	04/30/30	1,250,000	1,104,359
DowDuPont, Inc.	4.493%	11/15/25	1,500,000	1,488,950
Ecolab, Inc.	4.800%	03/24/30	140,000	143,556
Ecolab, Inc.	2.750%	08/18/55	1,470,000	988,826
LG Chemical Ltd. (b)	3.250%	10/15/24	290,000	285,236
Nutrien Ltd.	5.875%	12/01/36	840,000	874,627
				4,885,554
CONSTRUCTION MATERIALS — 0.3%
Carlisle Cos., Inc.	3.500%	12/01/24	1,250,000	1,226,146
Owens Corning	4.200%	12/01/24	1,000,000	988,329
Owens Corning	3.950%	08/15/29	300,000	285,716
				2,500,191
CONSUMER SERVICES — 4.8%
Andrew W. Mellon Funding	0.947%	08/01/27	1,050,000	925,420
California Endowment (The)	2.498%	04/01/51	4,500,000	2,922,147
Conservation Fund, Series 2019	3.474%	12/15/29	535,000	479,235
Ford Foundation (The), Series 2017	3.859%	06/01/47	4,620,000	3,956,772
Ford Foundation (The), Series 2020 (a)	2.415%	06/01/50	235,000	153,378
John D. & Catherine T. MacArthur Foundation, Series 2020	1.299%	12/01/30	1,500,000	1,175,772
Leland Stanford Junior University (The)	3.460%	05/01/47	2,415,000	2,002,227

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2023

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 34.1%, continued
CONSUMER SERVICES — 4.8%, continued
Local Initiatives Support Corp.	4.649%	03/01/37	$1,500,000	$1,330,892
Massachusetts Institute of Technology, Series D-2	3.959%	07/01/38	1,700,000	1,574,682
Massachusetts Institute of Technology, Series F	2.989%	07/01/50	1,000,000	749,066
Massachusetts Institute of Technology, Series H	3.067%	04/01/52	4,200,000	3,155,258
President & Fellows of Harvard College, Series 2016-B	3.150%	07/15/46	3,961,000	3,118,590
President & Fellows of Harvard College, Series 2020-B	2.517%	10/15/50	1,600,000	1,080,066
President & Fellows of Harvard College, Series 2022-A	3.745%	11/15/52	700,000	606,311
Rockefeller Foundation (The)	2.492%	10/01/50	4,290,000	2,817,936
Stanford University California, Series 2020-A	2.413%	06/01/50	4,400,000	2,912,184
Trustees of Princeton University (The) (a)	2.516%	07/01/50	6,650,000	4,520,456
University of Notre Dame, Series 2017	3.394%	02/15/48	3,424,000	2,764,835
Yale University (a)	2.402%	04/15/50	6,765,000	4,436,863
				40,682,090
CONTAINERS & PACKAGING — 0.3%
CCL Industries, Inc. (b)	3.050%	06/01/30	1,750,000	1,532,977
Sonoco Products Co.	5.750%	11/01/40	1,000,000	1,017,444
				2,550,421
DIVERSIFIED INDUSTRIALS — 0.1%
Illinois Tool Works, Inc.	3.900%	09/01/42	1,000,000	893,032

ELECTRIC UTILITIES — 5.7%
Ameren Illinois Co.	5.900%	12/01/52	2,250,000	2,517,802
Avangrid, Inc.	3.150%	12/01/24	1,800,000	1,758,978
Avista Corp.	4.000%	04/01/52	1,000,000	801,640
Caledonia Generating, LLC (b)	1.950%	02/28/34	1,626,298	1,377,941
CenterPoint Energy, Inc., Series AL	5.300%	04/01/53	1,000,000	1,045,567
Consolidated Edison Co.	3.350%	04/01/30	1,000,000	932,403
DTE Electric Co.	4.050%	05/15/48	1,750,000	1,481,907
DTE Electric Co.	3.650%	03/01/52	750,000	593,027
DTE Energy Co., Series C	4.875%	06/01/28	1,500,000	1,513,002
Duke Energy Carolinas, LLC	3.550%	03/15/52	2,200,000	1,680,665
Duke Energy Progress, LLC	3.450%	03/15/29	1,750,000	1,669,012
Duke Energy Progress, LLC	4.000%	04/01/52	1,500,000	1,232,581
Electricite de France S.A. (b)	3.625%	10/13/25	1,250,000	1,220,498

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 34.1%, continued
ELECTRIC UTILITIES — 5.7%, continued
Enel Finance International N.V. (b)	2.650%	09/10/24	$1,250,000	$1,220,478
Florida Power & Light Co.	3.700%	12/01/47	1,550,000	1,252,984
Florida Power & Light Co.	2.875%	12/04/51	2,000,000	1,385,379
Georgia Power Co.	3.250%	04/01/26	1,000,000	961,218
Interstate Power & Light Co.	3.600%	04/01/29	1,250,000	1,185,508
Liberty Utilities Financial Services (b)	2.050%	09/15/30	1,355,000	1,099,088
MidAmerican Energy Co.	3.950%	08/01/47	1,750,000	1,462,492
Midland Cogeneration Venture, L.P. (b)	6.000%	03/15/25	118,675	119,825
Narragansett Electric Co. (b)	3.395%	04/09/30	1,500,000	1,366,147
National Rural Utilities	1.350%	03/15/31	2,000,000	1,568,916
NextEra Energy Capital Holdings, Inc.	6.051%	03/01/25	500,000	504,453
Niagara Mohawk Power Corp. (b)	1.960%	06/27/30	1,500,000	1,244,639
Northern States Power Co.	2.900%	03/01/50	1,500,000	1,050,779
NSTAR Electric Co.	3.950%	04/01/30	600,000	572,254
NSTAR Electric Co.	5.500%	03/15/40	1,250,000	1,266,327
NY State Electric & Gas (a)(b)	5.650%	08/15/28	1,650,000	1,691,777
Potomac Electric Power Co.	6.500%	11/15/37	1,000,000	1,147,605
Public Service Co.	3.700%	06/15/28	2,250,000	2,162,036
Public Service Electric and Gas Co.	4.650%	03/15/33	2,500,000	2,500,257
Puget Energy, Inc.	4.223%	06/15/48	1,000,000	840,479
Rochester Gas & Electric Corp. (b)	1.850%	12/01/30	500,000	399,181
San Diego Gas and Electric Co.	4.500%	08/15/40	841,000	769,690
Solar Star Funding, LLC (b)	3.950%	06/30/35	247,645	221,664
Solar Star Funding, LLC (b)	5.375%	06/30/35	388,786	385,464
Southern California Edison	4.050%	03/15/42	1,165,000	980,956
Tenaska Virginia Partners, L.P. (b)	6.119%	03/30/24	90,323	89,881
Topaz Solar Farms, LLC (b)	4.875%	09/30/39	216,137	199,058
Topaz Solar Farms, LLC (b)	5.750%	09/30/39	515,866	512,564
Union Electric Co.	2.625%	03/15/51	2,000,000	1,271,391
Westar Energy, Inc.	2.550%	07/01/26	1,292,000	1,223,833
				48,481,346
ELECTRICAL EQUIPMENT — 0.2%
Johnson Controls International plc	1.750%	09/15/30	1,800,000	1,495,142
Roper Technologies, Inc.	2.000%	06/30/30	440,000	373,511
				1,868,653
FOOD — 1.1%
Campbell Soup Co.	3.950%	03/15/25	1,500,000	1,476,649
Cargill, Inc. (b)	4.760%	11/23/45	1,500,000	1,431,784
General Mills, Inc.	4.000%	04/17/25	1,500,000	1,478,937
Hormel Foods Corp.	1.800%	06/11/30	2,250,000	1,912,980
Ingredion, Inc.	2.900%	06/01/30	1,000,000	892,920
Mars, Inc. (b)	4.650%	04/20/31	1,000,000	1,002,705

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2023

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 34.1%, continued
FOOD — 1.1%, continued
Mars, Inc. (b)	3.600%	04/01/34	$1,500,000	$1,362,247
				9,558,222
FORESTRY, PAPER & WOOD PRODUCTS — 0.1%
Suzano S.A. (a)	5.500%	01/17/27	800,000	810,028

GAS & WATER UTILITIES — 0.3%
American Water Capital Corp.	2.800%	05/01/30	1,500,000	1,342,189
Brooklyn Union Gas Co. (b)	4.504%	03/10/46	1,250,000	1,007,895
Indiana Gas Co., Inc.	6.550%	06/30/28	250,000	256,328
				2,606,412
HEALTH CARE FACILITIES & SERVICES — 0.2%
Kaiser Foundation Hospital	3.150%	05/01/27	1,500,000	1,434,514

HOME & OFFICE PRODUCTS — 0.1%
Steelcase, Inc. (a)	5.125%	01/18/29	1,000,000	947,785

HOME CONSTRUCTION — 0.1%
NVR, Inc.	3.000%	05/15/30	1,000,000	890,932

INSTITUTIONAL FINANCIAL SERVICES — 1.2%
Brookfield Finance, Inc.	4.250%	06/02/26	1,570,000	1,533,765
Goldman Sachs Group, Inc.	3.272%	09/29/25	1,500,000	1,474,630
Goldman Sachs Group, Inc.	4.223%	05/01/29	1,000,000	967,327
Goldman Sachs Group, Inc.	3.800%	03/15/30	1,500,000	1,409,359
Morgan Stanley, Series F	3.125%	07/27/26	2,000,000	1,915,104
Morgan Stanley, Series I	5.449%	07/20/29	1,000,000	1,018,952
Morgan Stanley, Series I	2.699%	01/22/31	1,250,000	1,092,721
National Securities Clearing Corp. (b)	1.500%	04/23/25	1,000,000	958,431
				10,370,289
INSURANCE — 4.2%
Aflac, Inc.	4.000%	10/15/46	1,408,000	1,157,042
Allstate Corp. (The)	5.250%	03/30/33	1,000,000	1,021,008
F&G Global Funding (b)	2.300%	04/11/27	535,000	480,900
Fidelity National Financial, Inc.	3.400%	06/15/30	1,000,000	891,178
First American Financial Corp.	2.400%	08/15/31	1,500,000	1,185,918
GA Global Funding Trust (b)	2.250%	01/06/27	2,000,000	1,815,470
Horace Mann Educators Corp.	4.500%	12/01/25	1,235,000	1,210,384
Horace Mann Educators Corp. (a)	7.250%	09/15/28	965,000	1,026,085
Jackson National Life Global Funding (b)	1.750%	01/12/25	385,000	369,081
Jackson National Life Global Funding (b)	5.500%	01/09/26	1,250,000	1,248,177
Kemper Corp.	4.350%	02/15/25	1,250,000	1,223,556
Marsh & McLennan Cos., Inc.	3.750%	03/14/26	1,000,000	981,169
Massachusetts Mutual Life Insurance Co. (b)	3.375%	04/15/50	2,500,000	1,822,038

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 34.1%, continued
INSURANCE — 4.2%, continued
Met Life Global Funding I (b)	5.150%	03/28/33	$1,250,000	$1,271,699
Mutual of Omaha Global, Series 2023-1 (b)	5.800%	07/27/26	385,000	392,304
Mutual of Omaha Global (b)	5.450%	12/12/28	365,000	372,480
New York Life Global Funding (b)	4.900%	06/13/28	3,000,000	3,026,764
Northwestern Mutual, Series 2023-3 (b)	4.900%	06/12/28	1,740,000	1,746,368
Pacific Life Global Funding II, Series 2020-1 (b)	1.200%	06/24/25	415,000	393,598
Pacific Life Global Funding II, Series 2021-1 (a)(b)	1.450%	01/20/28	1,000,000	872,240
Pricoa Global Funding I (b)	5.100%	05/30/28	2,000,000	2,022,555
Primerica, Inc.	2.800%	11/19/31	1,000,000	845,861
Principal Financial Group, Inc.	3.700%	05/15/29	1,250,000	1,177,751
Protective Life Global Funding (b)	5.366%	01/06/26	500,000	503,502
Protective Life Global Funding (b)	5.209%	04/14/26	1,000,000	998,845
Prudential Financial, Inc.	1.500%	03/10/26	644,000	600,269
Prudential Funding Asia plc	3.125%	04/14/30	750,000	680,599
Reliance STD Life Insurance Co. (b)	2.750%	05/07/25	1,280,000	1,229,950
Sammons Financial Group, Inc. (a)(b)	4.450%	05/12/27	1,200,000	1,139,719
Security Benefit Global (b)	1.250%	05/17/24	1,500,000	1,471,165
Teachers Insurance & Annuity Association (b)(c)	4.375%	09/15/54	2,678,000	2,615,184
Trustage Financial Group, Inc. (b)	4.625%	04/15/32	400,000	348,370
				36,141,229
LEISURE FACILITIES & SERVICES — 0.2%
McDonald’s Corp.	3.500%	07/01/27	1,000,000	971,328
Starbucks Corp.	2.450%	06/15/26	1,000,000	951,611
				1,922,939
MACHINERY — 0.4%
Ingersoll-Rand Global Holding Co. Ltd.	6.391%	11/15/27	655,000	679,348
John Deere Capital Corp.	1.750%	03/09/27	250,000	230,232
John Deere Capital Corp.	3.050%	01/06/28	1,250,000	1,187,732
Xylem, Inc.	1.950%	01/30/28	1,775,000	1,604,269
				3,701,581
MEDICAL EQUIPMENT & DEVICES — 0.1%
Alcon Finance Corp. (b)	2.600%	05/27/30	1,250,000	1,083,534

PERSONAL PRODUCTS — 0.1%
Estée Lauder Cos., Inc. (The)	2.600%	04/15/30	1,000,000	885,565

PIPELINES — 0.1%
Northern Natural Gas Co. (b)	4.100%	09/15/42	1,200,000	954,359

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2023

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 34.1%, continued
REITS — 3.5%
Agree Ltd. Partnership	2.900%	10/01/30	$650,000	$556,833
Agree Ltd. Partnership	4.800%	10/01/32	715,000	677,455
Alexandria Real Estate Equities, Inc.	2.950%	03/15/34	1,000,000	833,844
Alexandria Real Estate Equities, Inc. (a)	4.750%	04/15/35	1,250,000	1,212,502
Boston Properties, L.P.	4.500%	12/01/28	1,250,000	1,190,518
Camden Property Trust	2.800%	05/15/30	1,500,000	1,341,341
Digital Realty Trust, L.P. (a)	5.550%	01/15/28	2,250,000	2,292,042
ERP Operating, L.P.	4.150%	12/01/28	1,250,000	1,226,964
ESSEX Portfolio, L.P.	2.650%	03/15/32	1,500,000	1,252,700
Federal Realty Investment Trust	1.250%	02/15/26	515,000	475,301
Federal Realty Investment Trust	5.375%	05/01/28	1,500,000	1,516,161
Kilroy Realty Corp.	2.500%	11/15/32	1,750,000	1,325,250
Kimco Realty Corp. (a)	2.700%	10/01/30	1,750,000	1,512,524
Lexington Realty Trust	2.700%	09/15/30	1,500,000	1,242,375
Mid-America Apartment Communities, Inc.	3.950%	03/15/29	1,750,000	1,699,500
Ontario Teachers Cadillac Fairview Properties Trust (b)	2.500%	10/15/31	1,255,000	1,014,021
Prologis, L.P.	2.875%	10/06/29	1,500,000	1,361,676
Prologis, L.P. (a)	4.625%	01/15/33	1,500,000	1,509,478
Realty Income Corp.	4.700%	12/15/28	1,000,000	1,007,367
Regency Centers, L.P.	3.750%	06/15/24	1,000,000	988,297
Rexford Industrial Realty, L.P. (a)	5.000%	06/15/28	500,000	499,505
Rexford Industrial Realty, L.P.	2.150%	09/01/31	1,750,000	1,400,708
Sun Communities Operating, L.P.	2.700%	07/15/31	500,000	416,627
Sun Communities Operating, L.P.	5.700%	01/15/33	750,000	759,235
UDR, Inc.	1.900%	03/15/33	1,500,000	1,140,449
Vornado Realty, L.P.	3.500%	01/15/25	567,000	549,083
WP Carey, Inc.	2.450%	02/01/32	1,500,000	1,218,393
				30,220,149
RETAIL - CONSUMER STAPLES — 0.2%
Kroger Co. (The)	5.000%	04/15/42	1,000,000	938,094
Walmart, Inc.	1.800%	09/22/31	500,000	423,674
				1,361,768
RETAIL - DISCRETIONARY — 0.4%
Home Depot, Inc. (The)	3.625%	04/15/52	1,000,000	810,325
Lowe’s Cos., Inc.	4.650%	04/15/42	1,000,000	930,447
Lowe’s Cos., Inc.	3.000%	10/15/50	500,000	340,111
Lowe’s Cos., Inc. (a)	5.625%	04/15/53	1,000,000	1,048,426
				3,129,309
SEMICONDUCTORS — 0.3%
Intel Corp. (a)	4.150%	08/05/32	1,000,000	977,180
Intel Corp.	3.734%	12/08/47	1,361,000	1,105,412
NVIDIA Corp.	2.850%	04/01/30	500,000	462,417
				2,545,009
SOFTWARE — 0.4%
Microsoft Corp.	2.525%	06/01/50	4,500,000	3,072,028

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 34.1%, continued
SOFTWARE — 0.4%, continued
Microsoft Corp.	2.921%	03/17/52	$1,000,000	$738,036
				3,810,064
SPECIALTY FINANCE — 0.7%
American Express Credit Corp.	3.000%	10/30/24	1,000,000	982,773
BlueHub Loan Fund, Inc.	3.099%	01/01/30	1,030,000	886,750
Community Preservation Corp. (The)	2.867%	02/01/30	1,750,000	1,533,108
GATX Corp.	4.350%	02/15/24	300,000	299,032
Low Income Investment Fund	3.386%	07/01/26	115,000	108,459
USAA Capital Corp. (b)	2.125%	05/01/30	3,000,000	2,519,012
				6,329,134
STEEL — 0.1%
Nucor Corp.	2.000%	06/01/25	460,000	441,593

TECHNOLOGY HARDWARE — 0.6%
Apple, Inc.	3.000%	06/20/27	1,000,000	961,264
Apple, Inc.	2.650%	05/11/50	1,000,000	688,337
Apple, Inc.	2.650%	02/08/51	2,000,000	1,369,171
HP, Inc.	4.750%	01/15/28	1,100,000	1,100,948
HP, Inc.	4.000%	04/15/29	915,000	887,164
				5,006,884
TECHNOLOGY SERVICES — 0.2%
Experian Finance plc (b)	2.750%	03/08/30	635,000	555,430
Moody’s Corp.	3.250%	05/20/50	500,000	367,429
Moody’s Corp.	3.750%	02/25/52	1,000,000	818,109
				1,740,968
TELECOMMUNICATIONS — 0.6%
AT&T, Inc.	5.250%	03/01/37	500,000	502,003
AT&T, Inc.	4.750%	05/15/46	2,000,000	1,807,711
Verizon Communications, Inc. (a)	3.875%	02/08/29	1,000,000	969,482
Verizon Communications, Inc. (a)	1.500%	09/18/30	1,000,000	823,856
Verizon Communications, Inc.	2.987%	10/30/56	1,799,000	1,194,261
				5,297,313
TRANSPORTATION & LOGISTICS — 1.2%
British Airways, Series 2013-1 (b)	4.625%	12/20/25	129,459	128,959
Burlington Northern Santa Fe, LLC	5.750%	05/01/40	2,078,000	2,261,788
Canadian Pacific Railway Co.	2.050%	03/05/30	1,750,000	1,497,683
Norfolk Southern Corp.	4.837%	10/01/41	1,000,000	963,415
Norfolk Southern Corp.	3.050%	05/15/50	1,500,000	1,066,893
Penske Truck Leasing Co. (b)	3.450%	07/01/24	1,250,000	1,234,792
Penske Truck Leasing Co. (b)	5.750%	05/24/26	500,000	503,959
TTX Co. (b)	4.600%	02/01/49	280,000	257,436
TTX Co. (b)	5.650%	12/01/52	500,000	533,066
Union Pacific Corp.	4.950%	09/09/52	2,000,000	2,040,602
				10,488,593

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2023

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 34.1%, continued
TRANSPORTATION EQUIPMENT — 0.2%
Ryder System, Inc. (a)	5.650%	03/01/28	$1,250,000	$1,287,423

WHOLESALE - CONSUMER STAPLES — 0.2%
Bunge Ltd. Finance Corp.	1.630%	08/17/25	395,000	373,413
Sysco Corp.	2.400%	02/15/30	1,750,000	1,543,641
				1,917,054

TOTAL CORPORATE BONDS (COST $320,938,861)				$291,170,670

CORPORATE NOTES — 1.0%
COMMUNITY DEVELOPMENT — 1.0%
Calvert Impact Capital, Inc. (d)	1.000%	06/14/24	550,000	536,355
Calvert Impact Capital, Inc. (d)	3.000%	06/17/24	980,000	963,880
Calvert Impact Capital, Inc. (d)	3.000%	12/15/24	400,000	389,319
Calvert Impact Capital, Inc. (d)	2.500%	06/13/25	1,400,000	1,336,404
Calvert Impact Capital, Inc. (d)	2.500%	12/15/25	650,000	611,309
Calvert Impact Capital, Inc. (d)	4.000%	06/15/28	1,200,000	1,119,050
Calvert Impact Capital, Inc. (d)	5.000%	12/15/28	450,000	450,000
Calvert Impact Climate, Inc. (d)	5.500%	12/15/53	1,000,000	1,028,495
Capital Impact Partners Investment (d)	5.750%	06/15/24	1,200,000	1,202,133
Capital Impact Partners Investment (d)	5.000%	12/15/26	500,000	501,690
TOTAL CORPORATE NOTES (COST $8,330,000)				$8,138,635

FOREIGN GOVERNMENTS — 3.8%
FOREIGN AGENCY — 0.5%
BNG Bank N.V. (b)	1.500%	10/16/24	1,500,000	1,457,925
BNG Bank N.V. (b)	0.500%	11/24/25	2,000,000	1,855,482
Kommunalbanken A.S. (b)	2.125%	02/11/25	1,000,000	970,438
Kommunivest I Sverige AB, Series 4901 (b)	0.375%	06/19/24	500,000	488,685
				4,772,530
SUPRANATIONAL — 3.3%
Asian Development Bank	3.125%	09/26/28	1,000,000	963,001
Central American Bank for Economic Integration (b)	1.140%	02/09/26	1,200,000	1,103,910
European Bank for Reconstruction & Development	1.500%	02/13/25	200,000	192,917
European Investment Bank (a)	2.125%	04/13/26	1,000,000	954,370
European Investment Bank	2.375%	05/24/27	4,000,000	3,786,211
Inter-American Development Bank	0.875%	04/03/25	3,000,000	2,861,566
Inter-American Development Bank	4.375%	01/24/44	3,000,000	2,950,692
International Bank for Reconstruction & Development	3.126%	11/20/25	1,000,000	976,700

	Coupon	Maturity	Principal Amount	Fair Value
FOREIGN GOVERNMENTS — 3.8%, continued
SUPRANATIONAL — 3.3%, continued
International Bank for Reconstruction & Development	0.875%	07/15/26	$3,000,000	$2,762,933
International Bank for Reconstruction & Development	3.125%	06/15/27	4,000,000	3,876,538
International Development Association (b)	0.375%	09/23/25	2,000,000	1,865,059
International Development Association (a)(b)	0.876%	04/28/26	2,000,000	1,850,353
International Finance Corp., Series GMTN	2.126%	04/07/26	3,000,000	2,862,698
International Finance Corp., Series 2622	4.375%	01/15/27	1,000,000	1,007,753
				28,014,701

TOTAL FOREIGN GOVERNMENTS (COST $34,672,391)				$32,787,231

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.0% (e)
Commercial Mortgage Pass-Through Certificates, Class A-3 (COST $33,588)	2.853%	10/17/45	32,965	30,056

U.S. GOVERNMENT AGENCIES — 51.8%
DEVELOPMENT FINANCE CORPORATION — 0.9%
DFC (c)	5.520%	09/15/26	458,333	458,333
DFC	1.590%	04/15/28	2,000,000	1,809,117
DFC	1.650%	04/15/28	3,500,000	3,210,540
DFC	3.130%	04/15/28	1,000,000	954,192
DFC	3.540%	06/15/30	382,367	375,142
DFC	3.520%	09/20/32	625,000	599,893
DFC	3.820%	06/01/33	733,816	705,963
				8,113,180
FEDERAL HOME LOAN BANK — 6.5%
FHLB	1.250%	12/21/26	4,000,000	3,677,459
FHLB	4.250%	12/10/27	11,000,000	11,113,213
FHLB	4.500%	03/10/28	3,000,000	3,070,942
FHLB	4.000%	06/30/28	3,200,000	3,213,426
FHLB	3.250%	11/16/28	13,000,000	12,616,382
FHLB	5.500%	07/15/36	18,620,000	21,039,738
FHLB	2.340%	03/26/40	1,000,000	708,182
				55,439,342
FEDERAL HOME LOAN MORTGAGE CORPORATION — 18.4%
FHLMC	4.000%	11/01/24	10,620	10,539
FHLMC	0.375%	09/23/25	3,500,000	3,266,648
FHLMC	4.000%	10/01/25	10,211	10,112
FHLMC	2.875%	04/25/26	3,000,000	2,891,618
FHLMC	6.000%	04/01/27	26,262	26,694
FHLMC	2.500%	10/01/27	157,960	152,239
FHLMC	2.738%	04/25/29	2,180,859	2,084,512
FHLMC	2.939%	04/25/29	4,000,000	3,722,067
FHLMC	2.412%	08/25/29	5,780,000	5,236,977
FHLMC	7.000%	02/01/30	10,948	11,308
FHLMC	1.297%	06/25/30	4,200,000	3,484,802
FHLMC	7.500%	07/01/30	41,265	42,700
FHLMC	1.406%	08/25/30	2,000,000	1,659,271
FHLMC	1.503%	09/25/30	4,000,000	3,347,251
FHLMC	1.487%	11/25/30	11,900,000	9,877,787

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2023

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 51.8%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION — 18.4%, continued
FHLMC	1.878%	01/25/31	$1,500,000	$1,272,345
FHLMC	2.000%	01/25/31	3,000,000	2,559,658
FHLMC	7.000%	03/01/31	18,710	19,325
FHLMC	1.777%	10/25/31	5,000,000	4,157,826
FHLMC	2.154%	10/25/31	4,000,000	3,412,304
FHLMC	2.091%	11/25/31	2,500,000	2,112,778
FHLMC	2.450%	04/25/32	7,100,000	6,129,359
FHLMC	2.650%	05/25/32	9,000,000	7,877,840
FHLMC	6.250%	07/15/32	7,050,000	8,173,546
FHLMC	3.123%	08/25/32	5,710,000	5,173,523
FHLMC	3.000%	11/01/32	289,999	274,504
FHLMC	3.000%	11/01/32	379,204	358,942
FHLMC	5.500%	11/01/33	21,254	21,918
FHLMC (H15T1Y + 223.10) (c)	5.356%	05/01/34	1,907	1,906
FHLMC (H15T1Y + 223.10) (c)	5.356%	05/01/34	22,875	23,344
FHLMC	1.783%	06/25/34	2,084,061	1,635,012
FHLMC	5.000%	07/01/35	43,294	43,820
FHLMC	4.500%	10/01/35	60,244	60,450
FHLMC	2.438%	02/25/36	4,000,000	3,163,060
FHLMC	5.500%	03/01/36	16,884	17,412
FHLMC	1.500%	04/01/36	5,031,553	4,396,578
FHLMC	5.500%	06/01/36	24,618	25,387
FHLMC	6.000%	06/01/36	20,197	21,007
FHLMC	5.500%	12/01/36	20,226	20,858
FHLMC	2.000%	02/01/37	4,084,498	3,660,610
FHLMC	6.000%	08/01/37	10,269	10,741
FHLMC	5.000%	03/01/38	103,860	105,690
FHLMC	4.500%	06/01/39	114,376	114,356
FHLMC	5.000%	06/01/39	163,922	166,819
FHLMC	4.500%	07/01/39	105,314	105,284
FHLMC	4.500%	11/01/39	96,451	96,443
FHLMC	4.500%	09/01/40	145,263	145,110
FHLMC	4.500%	05/01/41	282,327	282,365
FHLMC	4.500%	07/01/41	329,822	329,865
FHLMC	5.000%	09/01/41	135,243	137,509
FHLMC	3.500%	10/01/41	160,693	152,769
FHLMC	4.000%	10/01/41	170,461	166,044
FHLMC	3.500%	02/01/42	286,414	271,520
FHLMC	4.000%	02/01/42	76,404	74,456
FHLMC	3.500%	06/01/42	321,355	304,379
FHLMC	3.500%	06/01/42	322,738	305,622
FHLMC	3.500%	08/01/42	378,256	357,961
FHLMC	3.000%	11/01/42	721,877	664,397
FHLMC	3.000%	01/01/43	408,781	376,231
FHLMC	3.000%	05/01/43	556,664	512,328
FHLMC	3.500%	10/01/44	319,226	298,337
FHLMC	3.500%	11/01/44	289,149	270,227
FHLMC	3.500%	04/01/45	358,822	335,336
FHLMC	3.000%	05/01/46	626,487	570,680
FHLMC	3.000%	12/01/46	1,533,489	1,397,932
FHLMC	3.500%	03/01/48	1,709,558	1,605,878
FHLMC	3.500%	03/01/49	469,227	437,612
FHLMC	3.500%	07/01/49	765,664	711,316
FHLMC	3.000%	09/01/49	882,371	789,176
FHLMC	3.000%	07/01/50	2,168,253	1,937,597
FHLMC	2.000%	08/01/50	3,073,932	2,531,111

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 51.8%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION — 18.4%, continued
FHLMC	2.050%	08/19/50	$2,500,000	$1,388,378
FHLMC	2.000%	01/01/51	7,581,286	6,233,866
FHLMC	2.500%	04/01/51	7,399,077	6,316,726
FHLMC	2.500%	09/01/51	2,956,878	2,517,777
FHLMC	2.500%	02/01/52	6,228,276	5,300,488
FHLMC	2.000%	04/01/52	4,607,742	3,766,434
FHLMC	3.000%	04/01/52	5,434,723	4,808,296
FHLMC	2.500%	05/01/52	6,464,747	5,501,177
FHLMC	3.500%	09/01/52	4,711,265	4,320,521
FHLMC	4.000%	10/01/52	11,290,664	10,678,444
				156,835,035
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 25.8%
FNMA (c)	2.584%	07/25/24	1,535,115	1,510,802
FNMA	2.890%	12/01/24	4,000,000	3,908,160
FNMA	3.080%	12/01/24	2,062,133	2,019,933
FNMA	2.710%	01/01/25	4,500,000	4,383,270
FNMA	5.000%	04/01/25	6,424	6,366
FNMA	5.000%	07/01/25	6,390	6,328
FNMA	3.500%	10/01/25	11,872	11,672
FNMA	5.000%	10/01/25	10,275	10,165
FNMA	5.500%	11/01/25	5	5
FNMA	0.500%	11/07/25	6,934,000	6,458,682
FNMA	4.000%	03/01/26	61,549	60,711
FNMA	2.910%	04/01/26	3,000,000	2,876,082
FNMA	2.125%	04/24/26	2,000,000	1,911,011
FNMA	8.500%	09/01/26	748	745
FNMA	2.500%	09/01/27	176,059	169,620
FNMA	0.750%	10/08/27	8,000,000	7,102,420
FNMA	2.500%	11/01/27	291,607	280,661
FNMA	2.500%	01/01/28	189,964	182,748
FNMA (c)	3.302%	06/25/28	1,810,871	1,740,827
FNMA	3.547%	09/25/28	3,481,368	3,371,170
FNMA	2.530%	05/01/29	3,949,068	3,585,946
FNMA	2.522%	08/27/29	5,354,298	4,866,014
FNMA	1.470%	11/01/29	2,599,000	2,201,133
FNMA	0.875%	08/05/30	19,750,000	16,094,769
FNMA	6.625%	11/15/30	12,750,000	14,675,102
FNMA (c)	1.469%	11/25/30	3,000,000	2,470,678
FNMA (c)	1.383%	12/25/30	5,000,000	4,111,469
FNMA	1.245%	01/25/31	3,000,000	2,431,804
FNMA	1.410%	02/01/31	3,000,000	2,448,361
FNMA	1.375%	03/25/31	1,000,000	813,260
FNMA	2.000%	01/01/32	990,805	919,122
FNMA	3.000%	12/01/32	426,058	402,678
FNMA	4.506%	04/25/33	2,000,000	2,003,748
FNMA	6.000%	10/01/33	16,876	17,463
FNMA	5.500%	02/01/34	18,549	19,101
FNMA (H15T1Y + 211.70) (c)	4.832%	05/01/34	20,218	20,458
FNMA	6.000%	11/01/34	45,272	47,232
FNMA	5.500%	01/01/35	26,647	27,909
FNMA	2.500%	02/01/35	1,024,962	950,608
FNMA	5.000%	10/01/35	41,023	41,686
FNMA	5.500%	10/01/35	49,534	51,011
FNMA	6.000%	10/01/35	24,664	25,711
FNMA	5.500%	06/01/36	10,305	10,586
FNMA	6.000%	06/01/36	12,185	12,727
FNMA	5.500%	11/01/36	15,702	16,170

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2023

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 51.8%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 25.8%, continued
FNMA (RFUCCT1Y + 156.50) (c)	4.065%	05/01/37	$1,963	$1,960
FNMA	5.625%	07/15/37	14,250,000	16,122,642
FNMA	4.500%	09/01/40	86,243	86,132
FNMA	4.500%	10/01/40	86,982	86,870
FNMA	4.000%	12/01/40	224,757	219,185
FNMA	4.000%	01/01/41	159,538	155,485
FNMA	3.500%	02/01/41	236,632	224,661
FNMA	4.000%	10/01/41	123,539	120,223
FNMA	4.000%	11/01/41	139,549	135,803
FNMA	4.000%	12/01/41	167,197	162,638
FNMA	4.000%	12/01/41	234,417	228,025
FNMA	4.000%	01/01/42	529,207	517,758
FNMA	3.500%	05/01/42	272,001	256,023
FNMA	3.000%	06/01/42	511,112	470,598
FNMA	3.000%	08/01/42	389,331	358,494
FNMA	3.000%	08/01/42	408,563	376,383
FNMA	3.500%	12/01/42	558,962	528,464
FNMA	3.000%	06/01/43	472,399	434,167
FNMA	4.000%	12/01/44	651,793	630,029
FNMA	3.500%	05/01/45	732,528	686,946
FNMA	3.000%	04/01/46	603,543	550,619
FNMA	3.500%	11/01/46	1,024,564	956,215
FNMA	4.000%	10/01/48	467,934	450,051
FNMA	4.000%	11/01/48	1,242,132	1,195,446
FNMA	3.500%	05/01/49	382,306	354,777
FNMA	4.000%	06/01/49	585,556	562,089
FNMA	3.500%	08/01/49	1,571,843	1,462,908
FNMA	3.000%	09/01/49	842,799	755,560
FNMA	3.000%	06/01/50	1,732,940	1,547,502
FNMA	2.500%	07/01/50	2,841,066	2,436,874
FNMA	2.500%	08/01/50	2,008,333	1,720,139
FNMA	3.000%	08/01/50	3,072,108	2,740,469
FNMA	2.000%	11/01/50	5,092,935	4,189,320
FNMA	2.000%	01/01/51	9,109,101	7,488,197
FNMA	2.000%	02/01/51	5,390,224	4,426,882
FNMA	2.500%	04/01/51	15,222,012	13,028,144
FNMA	2.000%	08/01/51	12,815,480	10,500,429
FNMA	2.000%	11/01/51	5,294,499	4,333,697
FNMA	2.500%	05/01/52	5,550,141	4,723,628
FNMA	3.500%	05/01/52	5,447,441	4,998,414
FNMA	3.500%	05/01/52	7,538,771	6,916,762
FNMA	3.000%	07/01/52	4,675,568	4,135,077
FNMA	4.500%	07/01/52	4,548,975	4,410,947
FNMA	4.500%	08/01/52	6,383,432	6,189,742
FNMA	5.000%	04/01/53	10,467,106	10,355,198
FNMA	5.000%	06/01/53	3,930,277	3,889,763
				220,397,459
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.0% (e)
GNMA	7.000%	12/20/30	6,950	7,146
GNMA	7.000%	10/20/31	4,813	5,071
GNMA	7.000%	03/20/32	21,602	22,538
GNMA (H15T1Y + 150.00) (c)	3.625%	01/20/34	13,547	13,625
GNMA	5.500%	10/20/38	4,893	4,864
GNMA	6.500%	11/20/38	3,093	3,152
				56,396

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 51.8%, continued
SMALL BUSINESS ADMINISTRATION — 0.0% (e)
SBA (Prime — 2.65) (c)	5.850%	02/25/32	$4,660	$4,638

UNITED STATES AGENCY OF INTERNATIONAL DEVELOPMENT — 0.2%
Hashemite Kingdom of Jordan AID Bond	3.000%	06/30/25	1,450,000	1,401,933

TOTAL U.S. GOVERNMENT AGENCIES (COST $469,971,606)				$442,247,983

ASSET BACKED SECURITIES — 4.5%
Ahold Finance U.S.A., LLC	8.620%	01/02/25	60,083	61,443
Aligned Data Centers Issuer, LLC (b)	6.000%	08/17/48	1,510,000	1,496,331
American Tower Trust I (b)	3.652%	03/23/28	2,000,000	1,889,282
Beacon Container Finance II, LLC (b)	2.250%	10/22/46	814,667	722,283
Cards II Trust (b)	0.602%	04/15/27	2,250,000	2,216,835
CLI Funding, LLC (b)	2.720%	01/18/47	1,127,289	988,232
DB Master Finance, LLC (b)	2.493%	11/20/51	1,984,500	1,738,583
Domino’s Pizza Master Issuer, LLC (b)	4.474%	10/25/45	2,092,500	2,046,626
Duke Energy Progress NC Storm Funding, LLC	2.799%	07/01/41	2,000,000	1,499,359
Golden Credit Card Trust (b)	1.140%	08/15/28	1,000,000	912,105
Iowa Student Loan Liquidity Corp. Rev.	1.730%	08/25/70	1,037,474	901,876
Mosaic Solar Loans, LLC (b)	2.100%	04/20/46	790,374	690,006
PG&E Energy Recovery Funding, LLC	2.822%	07/15/46	1,000,000	718,722
PG&E Energy Recovery Funding, LLC	5.536%	07/15/47	1,500,000	1,556,126
PG&E Wildfire Recovery Funding, LLC	4.674%	12/01/51	2,400,000	2,255,977
PNM Energy Transition Bond Co. I, LLC, Series A	6.028%	08/15/48	500,000	545,413
SBA Tower Trust (b)	2.836%	01/15/50	282,000	272,320
SBA Tower Trust (b)	6.599%	11/15/52	880,000	904,439
SolarCity LMC, Series I, LLC (b)(d)	4.800%	12/20/26	215,229	211,452
Tesla Auto Lease Trust (b)	0.600%	09/22/25	1,023,288	1,009,010
Texas Electric Market Stabilization Funding N, LLC (b)	4.966%	02/01/44	630,000	617,829
Texas Electric Market Stabilization Funding N, LLC	5.057%	08/01/46	3,000,000	2,915,356
Textainer Marine Containers VII Ltd. (b)	1.680%	02/20/46	1,160,000	1,001,251
TIF Funding II, LLC (b)	1.650%	02/20/46	384,687	330,252
Toyota Auto Receivables Owner Trust	0.260%	11/17/25	1,221,931	1,197,968
Toyota Auto Receivables Owner Trust	5.300%	05/15/26	844,000	848,371
Tribute Rail, LLC (b)	4.760%	05/17/52	1,889,902	1,823,249
Triton Container Finance VIII, LLC (b)	1.860%	03/20/46	1,340,937	1,167,940
Triumph Rail, LLC (b)	2.150%	06/19/51	1,834,385	1,664,700

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2023

	Coupon	Maturity	Principal Amount	Fair Value
ASSET BACKED SECURITIES — 4.5%, continued
Vantage Data Centers Issuer, LLC (b)	2.165%	10/15/46	$2,300,000	$2,071,810
Wendy’s Funding, LLC (b)	3.783%	06/15/49	674,988	645,599
Wendy’s Funding, LLC (b)	4.236%	03/15/52	1,231,250	1,159,452
TOTAL ASSET BACKED SECURITIES (COST $40,085,983)				$38,080,197

	Shares	Fair Value
MONEY MARKET FUNDS — 2.6%
First American Government Obligations Fund - Class X, 5.29% (f) (COST $22,529,761)	22,529,761	$22,529,761

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 2.6%
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (f)(g) (COST $21,753,156)	21,753,156	$21,753,156

INVESTMENT COMPANIES — 0.4%
Impax High Yield Bond Fund - Institutional Class (COST $4,199,236)	530,984	$3,185,903

TOTAL INVESTMENTS - (COST $931,415,492) — 101.8%		$868,251,734
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.8%)		(14,944,434)
NET ASSETS — 100.0%		$853,307,300

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2023 was $21,234,956 (Note 8).
(b)

144a security may only be resold to qualified institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. As of December 31, 2023, these securities were valued at $88,251,010 or 10.3% of net assets.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Illiquid securities are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Impact Capital, Inc., 1.000%, 06/14/24	06/15/21	$550,000	$536,355	0.1%
Calvert Impact Capital, Inc., 3.000%, 06/17/24	06/17/19	980,000	963,880	0.1%
Calvert Impact Capital, Inc., 3.000%, 12/15/24	12/12/19	400,000	389,319	0.0	%(e)
Calvert Impact Capital, Inc., 2.500%, 06/13/25	06/12/20	1,400,000	1,336,404	0.2%
Calvert Impact Capital, Inc., 2.500%, 12/15/25	12/15/20	650,000	611,309	0.1%
Calvert Impact Capital, Inc., 4.000% 06/15/28	06/15/23	1,200,000	1,119,050	0.1%
Calvert Impact Capital, Inc., 5.000% 12/15/28	12/15/23	450,000	450,000	0.1%
Calvert Impact Climate, Inc., 5.500% 12/15/53	10/13/23	1,000,000	1,028,495	0.1%
Capital Impact Partners Investment, 5.750%, 06/15/24	06/20/23	1,200,000	1,202,133	0.1%
Capital Impact Partners Investment, 5.000%, 12/15/26	12/15/23	500,000	501,690	0.1%
SolarCity LMC, Series I, LLC, 4.800%, 12/20/26	11/13/13	215,193	211,452	0.0	%(e)
		$8,545,193	$8,350,087	1.0%

(e)	Percentage rounds to less than 0.1%.
(f)	The rate shown is the 7-day effective yield as of December 31, 2023.
(g)	The security was purchased with cash collateral received from securities on loan (Note 8).

GMTN	— Global Medium—Term Note
H15T1Y	— U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year
plc	— Public Liability Company
RFUCCT	— Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	— Secured Overnight Financing Rate

See accompanying notes to financial statements.

Praxis International Index Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

International equities rose sharply in 2023 following a late-year rally in November and December. Some of the primary drivers of market returns included improving economic conditions and an easing of investors’ concerns about recession risk and the impacts of higher inflation. Given investors’ increasing appetite for risk, technology-related companies were among the best performing stocks for the period. For the full year, the benchmark (MSCI ACWI ex-US Index through 5/25/23 and the Morningstar Global ex-US TME thereafter) returned 15.84%. The Praxis International Index Fund’s Class I Shares returned 15.07%, and the Class A Shares (Without Load) returned 14.51% for the year ended December 31, 2023.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the Morningstar Global ex US TME Index. The portfolio is constructed using optimization techniques to have characteristics similar to the target benchmark index. The application of ESG screens and scoring, and the lower number of holdings versus the benchmark are expected to cause the Fund’s performance to deviate from the benchmark over short periods of time. The objective over longer time horizons is for the Fund to perform in line with the benchmark before fees. Our Morningstar Historical Corporate Sustainability Percent Rank (as of Nov. 30, 2023) is in the 10th percentile and is a 5 out of 5 Globes Sustainability Rating.

During this period, these factors had a negative contribution to the Fund’s returns relative to the benchmark. While there were no significant over/under exposures to any single factor, the Fund’s underweight to the Industrials sector and overweight to the Communication Services sector detracted from relative returns. These results were partly offset by the overweight to the Information Technology sector and underweight to Consumer Staples sectors, which contributed positively to relative results. The largest company-specific contributors included an overweight to Infosys, Icici Bank, and Repsol. Overall, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints we discussed above.

Michael T. Branch, CFA®
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Annie Tan
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Brian Ko
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2023, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The MSCI All Country World Index ex-U.S. is market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate

Praxis International Index Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary, (unaudited) continued

governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis International Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/13 to 12/31/23

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/13 to 12/31/23 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis International Index Fund
Class A *	12/31/10	8.53%	-1.05%	5.42%	2.56%	1.24%	1.24%
Class A (Without Load)	12/31/10	14.51%	0.75%	6.56%	3.12%
Class I	12/31/10	15.07%	1.32%	7.23%	3.73%	0.62%	0.62%
Morningstar Global ex-U.S. Target Market Exposure NR USD Index 1^		15.64%	1.96%	7.36%	4.03%
MSCI All Country World Index ex-U.S. [2]		15.62%	1.55%	7.08%	3.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated May 1, 2023.

^    Effective May 25, 2023, the Praxis International Index Fund changed its primary benchmark. The Fund believes the new index provides a comparable representation of the foreign developed and emerging markets in which the Fund invests to that of the prior benchmark index.

1    The Morningstar Global ex-U.S. Target Market Exposure NR USD Index targets large- and mid-cap stocks listed in developed and emerging markets outside the U.S. representing the largest 85% of the market capitalization.

2    The MSCI All Country World Index ex-U.S. is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Praxis International Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

Schedule of Investments

Praxis International Index Fund

December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.4%
AUSTRALIA — 4.7%
ANZ Group Holdings Ltd.	40,646	$718,064
Brambles Ltd.	84,413	782,454
Coles Group Ltd.	20,682	227,090
Commonwealth Bank of Australia	19,560	1,490,463
Computershare Ltd.	20,272	336,992
CSL Ltd. - ADR	7,282	707,592
CSL Ltd.	3,640	711,155
Dexus	119,299	624,466
Fortescue Metals Group Ltd.	63,440	1,254,791
Goodman Group	44,189	761,983
GPT Group (The)	86,547	273,704
Macquarie Group Ltd. - ADR (a)	1,184	147,870
Macquarie Group Ltd.	2,144	268,336
Mirvac Group	294,152	419,014
National Australia Bank Ltd.	36,653	766,935
QBE Insurance Group Ltd.	18,867	190,445
REA Group Ltd.	1,599	197,423
Scentre Group	280,885	572,414
SEEK Ltd.	49,532	902,393
South32 Ltd.	255,820	580,616
Stockland	131,558	399,014
Transurban Group	253,924	2,372,749
Vicinity Centres	397,679	552,934
Wesfarmers Ltd.	32,429	1,260,735
Woodside Energy Group Ltd.	69,547	1,472,280
Woolworths Group Ltd.	28,598	725,086
		18,716,998
AUSTRIA — 0.3%
OMV AG	11,205	491,966
Verbund AG	6,899	640,164
		1,132,130
BELGIUM — 0.7%
Elia Group S.A./N.V.	2,549	318,836
Groupe Bruxelles Lambert N.V.	9,449	742,943
KBC Group N.V.	14,580	945,173
UCB S.A.	9,252	805,898
		2,812,850
BERMUDA — 0.7%
Credicorp Ltd.	11,037	1,654,778
Orient Overseas International Ltd.	22,500	314,079
Shenzhen International Holdings Ltd.	799,000	673,291
		2,642,148
BRAZIL — 2.2%
Banco Bradesco S.A. - ADR	315,777	1,105,220
Banco do Brasil S.A. - ADR	98,038	1,120,084
Banco Santander Brasil S.A. - ADR	119,088	780,026
Cia Siderurgica Nacional S.A. - ADR	126,765	498,186
Gerdau S.A. - ADR	57,663	279,666
Sendas Distribuidora S.A. - ADR (a)	16,442	227,228
Suzano S.A. - ADR (a)	104,139	1,183,019
Telefónica Brasil S.A. - ADR	205,749	2,250,894
TIM S.A. - ADR	67,746	1,251,269
		8,695,592
CANADA — 6.8%
Bank of Montreal	17,350	1,716,609
Bank of Nova Scotia (The)	10,199	496,589

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
CANADA — 6.8%, continued
Cameco Corp.	20,145	$868,250
Canadian Imperial Bank of Commerce (a)	11,898	572,770
Canadian National Railway Co.	15,841	1,990,105
Canadian Pacific Kansas City Ltd.	19,191	1,517,240
CGI, Inc. (b)	8,100	868,401
Franco-Nevada Corp.	7,838	868,529
Gildan Activewear, Inc.	18,362	607,048
Manulife Financial Corp.	76,580	1,692,418
Methanex Corp.	5,667	268,389
Nutrien Ltd.	5,829	328,348
RB Global, Inc.	4,626	309,433
Restaurant Brands International, Inc. (a)	11,589	905,449
Royal Bank of Canada	32,068	3,243,037
Shopify, Inc. - Class A (b)	16,669	1,298,515
Sun Life Financial, Inc.	31,004	1,607,867
Teck Resources Ltd. - Class B	38,609	1,632,002
Thomson Reuters Corp.	19,692	2,879,364
Toronto-Dominion Bank (The)	23,372	1,510,299
Wheaton Precious Metals Corp.	39,451	1,946,512
		27,127,174
CAYMAN ISLANDS — 3.4%
3SBio, Inc.	223,500	215,241
Alibaba Group Holding Ltd. - ADR	26,924	2,086,879
Baidu, Inc. - ADR (b)	4,105	488,864
China Literature Ltd. (b)	34,400	127,978
China Mengniu Dairy Co. Ltd.	40,000	107,575
Genscript Biotech Corp. (b)	112,000	284,857
Hengan International Group Co. Ltd.	144,500	537,581
Li Auto, Inc. - ADR (b)	13,564	507,701
Meituan - ADR (b)	33,181	697,133
Minth Group Ltd.	64,000	129,335
NetEase, Inc. - ADR	14,030	1,307,035
NIO, Inc. - ADR (a)(b)	27,397	248,491
Shenzhou International Group Holdings Ltd.	48,000	494,228
Tencent Holdings Ltd. - ADR (a)	98,814	3,734,181
Tingyi Cayman Islands Holding Corp.	378,000	460,849
Trip.com Group Ltd. - ADR (b)	19,946	718,256
Vipshop Holdings Ltd. - ADR (b)	21,137	375,393
WuXi Biologics Cayman, Inc. (b)	113,072	428,624
Xinyi Solar Holdings Ltd.	18,000	10,512
ZTO Express Cayman, Inc. - ADR	21,267	452,562
		13,413,275
CHILE — 0.2%
Enel Chile S.A. - ADR	52,052	168,648
Sociedad Quimica y Minera de Chile S.A. - ADR (a)	10,226	615,810
		784,458
CHINA — 2.6%
Agricultural Bank of China Ltd. - H Shares	2,786,000	1,073,934
ANTA Sports Products Ltd.	50,400	488,926
Bank of China Ltd. - H Shares	3,583,000	1,367,393
BYD Co. Ltd. - ADR (a)	2,518	139,170
BYD Co. Ltd. - H Shares	18,500	507,957
China Life Insurance Co. Ltd. - H Shares	376,000	487,302
China Minsheng Banking Corp. Ltd. - H Shares	906,000	307,471
China Pacific Insurance Group Co. Ltd. - H Shares	100,200	202,234
China Resources Land Ltd.	134,000	480,500
Haier Smart Home Co. Ltd. - H Shares	225,630	637,141

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
CHINA — 2.6%, continued
Huatai Securities Co. Ltd. - H Shares	117,400	$148,243
Industrial & Commercial Bank of China Ltd. - H Shares	1,755,000	858,560
Jiangsu Expressway Co. Ltd. - H Shares	720,000	647,291
PICC Property & Casualty Co. Ltd. - H Shares	294,000	349,402
Ping An Insurance Group Co. of China Ltd. - H Shares	208,818	945,339
Sinopharm Group Co. Ltd. - H Shares	427,200	1,118,806
TravelSky Technology Ltd. - H Shares	217,000	375,166
		10,134,835
COLOMBIA — 0.3%
Bancolombia S.A. - ADR	36,584	1,125,690

DENMARK — 2.4%
Chr. Hansen Holding A/S	4,354	365,122
Coloplast A/S - Series B	6,788	776,138
DSV A/S	4,551	799,076
Genmab A/S (b)	932	297,470
Novo Nordisk A/S - ADR	59,796	6,185,896
Novozymes A/S - B Shares	3,368	185,116
Pandora A/S	1,085	149,963
Vestas Wind Systems A/S (b)	21,015	667,008
		9,425,789
FINLAND — 0.6%
Mandatum OYJ (b)	13,008	58,449
Neste OYJ	15,889	565,009
Nokia Corp. - ADR	112,165	383,604
Sampo OYJ - A Shares	6,620	289,488
Stora Enso OYJ - R Shares	14,211	196,503
UPM-Kymmene OYJ	20,395	766,895
		2,259,948
FRANCE — 6.8%
Accor S.A.	4,739	181,022
Aeroports de Paris S.A.	1,860	240,662
Air Liquide S.A. - ADR	1,327	51,687
Air Liquide S.A.	9,728	1,891,472
Arkema S.A.	1,887	214,574
AXA S.A.	33,469	1,089,645
BNP Paribas S.A.	3,140	216,971
Bollore SE	121,566	758,949
Bureau Veritas S.A.	16,518	417,053
Capgemini SE	3,941	821,223
Carrefour S.A.	14,741	269,579
Cie Generale des Etablissements Michelin SCA	18,076	647,767
Covivio S.A.	4,642	249,473
Danone S.A. - ADR	9,390	121,601
Danone S.A.	9,568	619,839
Dassault Systemes SE	8,424	411,388
EssilorLuxottica S.A.	6,450	1,293,133
Getlink SE	64,345	1,176,722
Henkel AG & Co. KGaA	4,390	314,929
Hermes International SCA - ADR (a)	1,050	223,230
Hermes International SCA	830	1,758,229
Kering S.A.	1,685	742,233
Klepierre S.A.	20,396	555,722
Legrand S.A.	13,146	1,365,686
L’Oreal S.A. - ADR	21,745	2,161,671

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
FRANCE — 6.8%, continued
L’Oreal S.A.	1,380	$686,572
Orange S.A. - ADR	15,765	180,194
Publicis Groupe S.A.	12,555	1,164,297
Sartorius Sedim Biotech	1,319	348,753
Schneider Electric SE - ADR	5,840	234,943
Schneider Electric SE	17,677	3,547,500
Societe Generale S.A.	23,503	623,382
Teleperformance	1,198	174,648
Unibail-Rodamco-Westfield (b)	3,343	246,979
Unibail-Rodamco-Westfield - CDI (b)	45,646	167,999
Valeo SE	19,119	293,708
Veolia Environnement S.A.	6,731	212,229
Vivendi SE - ADR	7,047	75,022
Vivendi SE	46,775	499,663
Wendel SE	8,457	752,989
		27,003,338
GERMANY — 3.7%
adidas AG - ADR	5,158	524,311
adidas AG	1,323	268,982
Allianz SE - ADR	76,050	2,029,774
Allianz SE	5,268	1,407,146
BASF SE	3,290	177,176
Bayerische Motoren Werke AG - ADR (a)	2	74
Bayerische Motoren Werke AG	2,092	232,757
Brenntag SE	6,380	586,160
Commerzbank AG	24,099	286,272
Continental AG	4,852	412,029
Covestro AG (b)	5,621	326,909
Deutsche Boerse AG	7,444	1,532,685
Deutsche Post AG - ADR	9,971	494,043
Deutsche Post AG	10,161	503,170
Deutsche Telekom AG - ADR	30,009	724,117
Deutsche Telekom AG	25,629	615,402
Fraport AG Frankfurt Airport Services Worldwide (b)	1,961	118,552
Fresenius Medical Care AG & Co. KGaA	4,696	196,799
Hannover Rueck SE	1,159	276,763
Merck KGaA	2,309	367,329
Muenchener Rueckversicherungs-Gesellschaft AG - ADR (a)	18,890	794,513
Muenchener Rueckversicherungs-Gesellschaft AG	2,246	930,089
RWE AG	9,296	422,620
Sartorius AG	918	337,688
Siemens Healthineers AG	3,235	187,857
Telefonica Deutschland Holding AG	129,616	336,561
Vonovia SE	22,603	712,177
		14,801,955
HONG KONG — 1.9%
AAC Technologies Holdings, Inc.	92,000	273,342
AIA Group Ltd. - ADR	42,333	1,467,685
AIA Group Ltd.	57,569	501,703
BYD Electronic International Co. Ltd.	86,500	405,441
China Merchants Port Holdings Co. Ltd.	540,000	735,810
Geely Automobile Holdings Ltd.	121,000	133,109
Hong Kong Exchanges & Clearing Ltd.	22,078	757,748
Lenovo Group Ltd.	754,000	1,054,445
Link REIT	95,500	536,294

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
HONG KONG — 1.9%, continued
New China Life Insurance Co. Ltd. - H Shares	87,400	$170,356
Sino Land Co. Ltd.	270,000	293,563
Swire Properties Ltd.	206,350	417,534
Techtronic Industries Co. Ltd.	24,500	291,953
Zhongsheng Group Holdings Ltd.	192,500	460,509
		7,499,492
INDIA — 4.5%
HDFC Bank Ltd. - ADR	30,589	2,052,828
ICICI Bank Ltd. - ADR	245,727	5,858,132
Infosys Ltd. - ADR	231,549	4,255,871
Wipro Ltd. - ADR (a)	1,034,385	5,761,524
		17,928,355
INDONESIA — 0.7%
Bank Mandiri Persero Tbk PT - ADR (a)	87,101	1,370,099
Telkom Indonesia Persero Tbk PT - ADR (a)	50,040	1,289,030
		2,659,129
IRELAND — 0.5%
AIB Group plc	100,681	431,268
CRH plc	11,121	769,128
Kingspan Group plc	1,736	150,256
Smurfit Kappa Group plc	17,885	708,450
		2,059,102
ISRAEL — 0.5%
Check Point Software Technologies Ltd. (b)	2,999	458,217
CyberArk Software Ltd. (b)	2,342	513,015
ICL Group Ltd. (a)	74,290	372,193
Nice Ltd. - ADR (a)(b)	3,430	684,320
		2,027,745
ITALY — 1.9%
Assicurazioni Generali S.p.A.	24,438	515,443
Enel S.p.A.	63,194	469,525
Intesa Sanpaolo S.p.A. - ADR	1	17
Intesa Sanpaolo S.p.A.	276,901	808,112
Mediobanca Banca di Credito Finanziario S.p.A.	49,451	611,723
Moncler S.p.A.	10,592	651,329
Poste Italiane S.p.A.	66,474	754,052
Prysmian S.p.A.	3,437	156,217
Snam S.p.A.	47,186	242,494
Telecom Italia S.p.A. (b)	591,414	192,089
Terna - Rete Elettrica Nazionale S.p.A.	199,413	1,663,022
UniCredit S.p.A.	49,517	1,342,885
		7,406,908
JAPAN — 16.3%
Advantest Corp.	19,200	653,278
Aeon Co. Ltd.	19,800	442,528
AGC, Inc.	10,000	371,387
Ajinomoto Co., Inc.	6,600	254,665
Asahi Intecc Co. Ltd.	11,100	225,842
Asahi Kasei Corp.	21,400	157,709
Astellas Pharma, Inc.	54,600	652,946
Azbil Corp.	10,400	344,195
Bandai Namco Holdings, Inc.	18,600	372,897
Bridgestone Corp.	48,156	1,994,759
Brothers Industries Ltd.	29,100	464,514
Canon, Inc.	22,800	585,424

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
JAPAN — 16.3%, continued
Chiba Bank Ltd. (The)	28,700	$207,334
Chugai Pharmaceutical Co. Ltd.	13,500	511,523
Dai Nippon Printing Co. Ltd.	61,318	1,814,945
Dai-ichi Life Holdings, Inc.	16,346	346,897
Daiichi Sankyo Co. Ltd. - ADR	503	13,757
Daiichi Sankyo Co. Ltd.	28,630	786,292
Daiwa House Industry Co. Ltd.	66,000	1,999,872
Daiwa Securities Group, Inc.	81,800	550,671
Denso Corp.	73,600	1,110,382
Disco Corp.	1,200	297,734
ENEOS Holdings, Inc.	137,900	548,137
FANUC Corp.	4,000	117,658
Fast Retailing Co. Ltd.	4,200	1,042,366
FUJIFILM Holdings Corp. - ADR (a)	6,620	395,479
FUJIFILM Holdings Corp.	3,800	228,375
Fujitsu Ltd.	4,868	734,594
Hikari Tsushin, Inc.	1,200	199,000
Hitachi Construction Machinery Co. Ltd.	15,000	396,532
Honda Motor Co. Ltd.	23,400	243,320
Hoya Corp. - ADR	1,273	158,514
Hoya Corp.	6,861	857,716
Ibiden Co. Ltd.	4,600	254,985
Inpex Corp.	35,600	480,904
Japan Exchange Group, Inc.	13,000	275,058
Japan Post Bank Co. Ltd.	26,000	264,823
Kao Corp.	23,800	979,111
KDDI Corp. - ADR	43,814	690,071
Keyence Corp.	4,100	1,806,518
Kubota Corp.	36,800	554,016
Lixil Corp.	11,600	144,851
Mitsubishi Corp.	134,400	2,148,246
Mitsubishi Estate Co. Ltd.	14,300	197,077
Mitsubishi UFJ Financial Group, Inc. - ADR (a)	29,257	251,903
Mitsubishi UFJ Financial Group, Inc.	275,109	2,364,043
Mitsui Chemicals, Inc.	7,100	210,605
Mitsui OSK Lines Ltd.	13,800	442,136
Mizuho Financial Group, Inc.	65,200	1,115,686
Murata Manufacturing Co. Ltd.	38,700	821,570
Nexon Co. Ltd.	11,900	216,882
Nidec Corp. - ADR	23,780	239,845
Nintendo Co. Ltd. - ADR	96,172	1,249,274
Nintendo Co. Ltd.	3,000	156,591
Nippon Prologis REIT, Inc.	164	315,705
Nippon Telegraph & Telephone Corp.	130,000	158,875
Nippon Yusen KK	9,300	288,331
Nitori Holdings Co. Ltd.	1,100	147,306
Nomura Real Estate Holdings, Inc.	12,900	339,370
Nomura Real Estate Master Fund, Inc.	155	181,402
Nomura Research Institute Ltd.	10,900	317,061
Odakyu Electric Railway Co. Ltd.	20,800	317,344
Olympus Corp.	16,400	237,360
Omron Corp.	2,900	135,409
Oracle Corp. Japan	3,200	246,721
Oriental Land Co. Ltd.	20,800	774,698
ORIX Corp.	16,800	316,493
Pan Pacific International Holdings Corp.	21,300	508,233
PDD Holdings, Inc. - ADR (b)	9,981	1,460,320
Recruit Holdings Co. Ltd.	33,150	1,402,089

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
JAPAN — 16.3%, continued
Resona Holdings, Inc.	85,600	$435,028
Ricoh Co. Ltd.	40,800	313,412
Seiko Epson Corp.	68,100	1,019,435
Sekisui House Ltd. - ADR (a)	21,690	481,301
Sekisui House Ltd.	17,600	390,986
Seven & i Holdings Co. Ltd.	23,800	944,505
Shimadzu Corp.	17,000	475,327
Shimano, Inc.	2,084	322,759
Shin-Etsu Chemical Co. Ltd.	17,000	713,473
Shiseido Co. Ltd. - ADR	2,703	81,198
Shiseido Co. Ltd.	2,100	63,334
SoftBank Corp.	33,205	414,400
SoftBank Group Corp. - ADR	4,622	101,776
SoftBank Group Corp.	12,400	553,486
Sompo Holdings, Inc.	4,300	210,326
Sony Group Corp. - ADR	20,338	1,925,805
Sony Group Corp.	2,000	190,233
Sumitomo Corp.	32,454	708,079
Sumitomo Mitsui Financial Group, Inc. - ADR	102,110	988,425
Sumitomo Mitsui Financial Group, Inc.	13,200	644,154
Sumitomo Mitsui Trust Holdings, Inc.	39,200	752,386
Takeda Pharmaceutical Co. Ltd.	35,100	1,009,295
TDK Corp.	11,700	557,427
Terumo Corp.	10,972	359,702
Toho Co. Ltd.	4,100	138,688
Tokio Marine Holdings, Inc.	15,000	375,465
Tokyo Electron Ltd.	7,300	1,307,667
TOPPAN Holdings, Inc.	63,200	1,763,961
Toray Industries, Inc.	50,000	259,992
Toyota Motor Corp. - ADR	14,091	2,584,008
USS Co. Ltd.	45,220	909,628
Yamaha Corp.	28,900	667,641
Yamaha Motor Co. Ltd.	112,200	1,002,347
Yokogawa Electric Corp.	36,800	701,885
		64,459,688
JERSEY — 0.2%
Experian plc - ADR	8,706	354,682
Experian plc	2,439	99,559
WPP plc	34,966	335,650
		789,891
LUXEMBOURG — 0.2%
Tenaris S.A. - ADR	20,245	703,716

MEXICO — 1.1%
Fomento Economico Mexicano S.A.B. de C.V. - ADR	12,776	1,665,352
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (a)	2,661	466,260
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	3,153	927,833
Wal-Mart de Mexico S.A.B. de C.V. - ADR	32,608	1,376,710
		4,436,155
NETHERLANDS — 2.7%
Adyen N.V. (b)	408	525,472
Akzo Nobel N.V. - ADR	1,673	46,409
Argenx SE - ADR (a)(b)	732	278,475
ASML Holding N.V.	6,542	4,951,771

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
NETHERLANDS — 2.7%, continued
DSM B.V. (d)	2,622	$264,776
ING Groep N.V. - ADR (a)	40,673	610,908
ING Groep N.V.	12,870	192,183
Koninklijke Ahold Delhaize N.V. - ADR	22,723	652,150
Koninklijke Ahold Delhaize N.V.	5,491	157,704
NN Group N.V.	8,950	353,238
Prosus N.V.	39,670	1,181,823
QIAGEN N.V. (b)	16,843	731,492
Randstad N.V.	3,477	217,725
Stellantis N.V.	21,320	497,694
Wolters Kluwer N.V.	1,707	242,538
		10,904,358
NEW ZEALAND — 0.0% (c)
Meridian Energy Ltd.	40,380	141,389

NORWAY — 1.6%
Aker BP ASA	25,069	729,157
Equinor ASA - ADR (a)	158,981	5,030,159
Norsk Hydro ASA	79,990	538,540
		6,297,856
PORTUGAL — 0.6%
Galp Energia SGPS S.A.	129,349	1,904,963
Jeronimo Martins SGPS S.A.	12,637	321,436
		2,226,399
RUSSIA — 0.0% (c)
Mobile TeleSystems PJSC (b)(d)(e)	86,910	869

SINGAPORE — 1.3%
BOC Aviation Ltd.	87,700	670,508
CapitaLand Ascendas REIT	167,800	385,276
CapitaLand Ascott Trust	10,433	7,827
CapitaLand Integrated Commercial Trust	522,925	816,290
CapitaLand Investment Ltd.	183,000	438,204
CDL Hospitality Trusts	28,826	24,246
City Developments Ltd.	283,400	1,428,103
DBS Group Holdings Ltd. - ADR	11,392	1,153,554
Singapore Telecommunications Ltd.	58,000	108,558
Venture Corp. Ltd.	33,300	343,432
		5,375,998
SOUTH AFRICA — 1.1%
FirstRand Ltd.	313,429	1,259,638
Gold Fields Ltd. - ADR	9,808	141,824
Mr Price Group Ltd.	70,832	607,244
MultiChoice Group Ltd. (b)	89,374	395,880
Naspers Ltd. - Class N - ADR	30,725	1,037,891
Standard Bank Group Ltd.	68,618	780,675
		4,223,152
SOUTH KOREA — 4.7%
Celltrion, Inc.	4,265	663,284
Hyundai Mobis Co. Ltd.	12,397	2,267,621
KB Financial Group, Inc. - ADR	15,444	638,918
KT Corp. - ADR	39,515	531,082
LG Display Co. Ltd. - ADR	3	15
NAVER Corp.	7,018	1,213,297
POSCO Holdings, Inc. - ADR	12,686	1,206,566
Samsung Electronics Co. Ltd.	120,001	7,270,430

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
SOUTH KOREA — 4.7%, continued
Shinhan Financial Group Co. Ltd. - ADR	23,067	$710,002
Shinhan Financial Group Co. Ltd.	29,265	906,859
SK Hynix, Inc.	15,952	1,742,116
SK Telecom Co. Ltd. - ADR	19,765	422,971
Woori Financial Group, Inc. - ADR	34,279	1,035,911
		18,609,072
SPAIN — 2.0%
Aena SME S.A.	5,525	1,000,941
Amadeus IT Group S.A.	7,348	526,317
Banco Bilbao Vizcaya Argentaria S.A. - ADR	24,792	225,855
CaixaBank S.A.	69,384	285,410
Cellnex Telecom S.A.	10,596	417,149
Grifols S.A. - ADR (b)	20,633	238,517
Iberdrola S.A. - ADR (a)	1,595	83,738
Iberdrola S.A.	29,928	392,190
Industria de Diseno Textil S.A.	39,262	1,709,098
Naturgy Energy Group S.A.	12,657	377,279
Repsol S.A.	157,752	2,342,420
Telefónica S.A.	92,766	361,929
		7,960,843
SWEDEN — 1.3%
Atlas Copco AB - A Shares	71,088	1,223,445
Atlas Copco AB - Class A - ADR	5,893	101,419
Boliden AB (b)	20,477	638,632
Epiroc AB - Class A	14,553	291,808
Essity AB - Series B	7,919	196,324
H & M Hennes & Mauritz AB - B Shares	27,122	475,035
Hexagon AB - B Shares	53,748	644,662
Industrivarden AB - A Shares	23,389	762,850
L E Lundbergforetagen AB - B Shares	4,058	220,605
Securitas AB - B Shares	19,191	187,607
Svenska Cellulosa AB SCA - Series B	16,418	246,008
Svenska Handelsbanken AB - A Shares	31,343	340,189
		5,328,584
SWITZERLAND — 6.1%
ABB Ltd. - ADR	58,667	2,598,948
ABB Ltd.	5,783	256,463
Accelleron Industries AG	1,953	60,885
Adecco Group AG	8,723	428,019
Alcon, Inc. (a)	5,312	414,973
Barry Callebaut AG	553	932,975
Clariant AG	10,218	150,886
Coca-Cola HBC AG	26,042	765,228
Geberit AG	1,394	893,335
Givaudan S.A.	208	861,597
Holcim Ltd.	8,532	669,714
Julius Baer Group Ltd.	3,557	199,401
Keuhne + Nagel International AG	643	221,550
Logitech International S.A. (a)	4,776	454,007
Lonza Group AG	2,080	874,704
Nestlé S.A. - ADR	29,320	3,390,272
Nestlé S.A.	4,022	466,288
Partners Group Holding AG	161	232,193
Roche Holding AG - ADR (a)	63,888	2,314,662
Roche Holding AG	2,049	595,640
Sika AG	1,660	540,189
Sonova Holding AG	927	302,431

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
SWITZERLAND — 6.1%, continued
Swatch Group AG (The)	707	$192,158
Swiss Life Holding AG	1,691	1,174,138
Swiss Re AG	9,611	1,080,535
Swisscom AG	981	590,177
Temenos AG	2,479	230,546
UBS Group AG	39,428	1,223,511
UBS Group AG (a)	13,151	406,366
Zurich Insurance Group AG - ADR (a)	24,700	1,291,439
Zurich Insurance Group AG	492	257,149
		24,070,379
TAIWAN — 5.2%
ASE Technology Holding Co. Ltd. - ADR	126,937	1,194,477
AUO Corp. - ADR (a)	115,722	687,042
Chunghwa Telecom Co. Ltd. - ADR	137,157	5,358,724
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	112,216	11,670,464
United Microelectronics Corp. - ADR (a)	185,657	1,570,658
		20,481,365
UNITED KINGDOM — 8.6%
3i Group plc	68,813	2,123,788
Anglo American plc	35,873	901,089
Antofagasta plc	47,452	1,015,969
Ashtead Group plc	11,037	768,508
AstraZeneca plc - ADR	49,298	3,320,220
Aviva plc	147,903	819,620
Barratt Developments plc	27,950	200,460
British Land Co. plc (The)	62,287	317,219
BT Group plc	100,315	158,063
Bunzl plc	5,822	236,760
Burberry Group plc	13,434	242,501
Centrica plc	68,122	122,144
Coca-Cola Europacific Partners plc	21,706	1,448,658
Compass Group plc	35,682	976,168
GSK plc - ADR	30,598	1,133,962
GSK plc	17,282	319,498
Haleon plc - ADR (a)	17,287	142,272
Halma plc	11,061	322,060
HSBC Holdings plc - ADR (a)	52,192	2,115,864
HSBC Holdings plc	27,340	221,458
Informa plc	116,498	1,160,183
J Sainsbury plc	86,209	332,558
Kingfisher plc	161,921	502,217
Land Securities Group plc	31,696	284,703
Legal & General Group plc	210,040	672,349
Lloyds Banking Group plc	437,921	266,321
London Stock Exchange Group plc	7,929	937,414
Mondi plc	24,044	471,268
National Grid plc	77,306	1,042,665
NatWest Group plc	160,250	448,209
PEARSON plc - ADR (a)	83,385	1,024,802
PEARSON plc	24,794	304,761
Reckitt Benckiser Group plc - ADR	34,350	471,969
Reckitt Benckiser Group plc	3,212	221,932
RELX plc - ADR	25,844	1,024,973
RELX plc	74,635	2,959,026
Rentokil Initial plc	28,495	160,124
Sage Group plc (The) - ADR	2,320	139,154

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.4%, continued
UNITED KINGDOM — 8.6%, continued
Sage Group plc (The)	14,027	$209,664
Segro plc	49,056	554,329
Severn Trent plc	16,234	533,731
Taylor Wimpey plc	108,822	203,999
Tesco plc - ADR	293	3,270
Tesco plc	144,166	533,894
Unilever plc - ADR	37,052	1,796,281
United Utilities Group plc	59,321	801,226
Whitbread plc	5,438	253,449
		34,220,752

TOTAL COMMON STOCKS (COST $273,066,026)		$389,887,377

	Coupon	Maturity	Par Value	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Impact Capital, Inc. (d)	1.000%	06/14/24	$450,000	$438,836
Calvert Impact Capital, Inc. (d)	3.000%	06/17/24	290,000	285,230
Calvert Impact Capital, Inc. (d)	3.000%	12/15/24	120,000	116,795
Calvert Impact Capital, Inc. (d)	2.500%	06/13/25	500,000	477,287
Calvert Impact Capital, Inc. (d)	2.500%	12/15/25	400,000	376,190
Calvert Impact Capital, Inc. (d)	4.000%	06/15/28	620,000	578,176
Calvert Impact Capital, Inc. (d)	5.000%	12/15/28	200,000	200,000
Capital Impact Partners Investment (d)	5.750%	06/15/24	620,000	621,102
Capital Impact Partners Investment (d)	5.000%	12/15/26	300,000	301,014
TOTAL CORPORATE NOTES (COST $3,500,000)				$3,394,630

	Shares	Fair Value
MONEY MARKET FUNDS — 0.2%
First American Government Obligations Fund - Class X, 5.29% (f) (COST $1,009,570)	1,009,570	$1,009,570

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 6.5%
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (f)(g) (COST $25,831,034)	25,831,034	$25,831,034

TOTAL INVESTMENTS - (COST $303,406,630) — 106.0%		$420,122,611
LIABILITES IN EXCESS OF OTHER ASSETS — (6.0%)		(23,848,296)
NET ASSETS — 100.0%		$396,274,315

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2023 was $25,180,572 (Note 8).
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	Illiquid securities are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Impact Capital, Inc., 1.000%, 06/14/24	06/15/21	$450,000	$438,836	0.1%
Calvert Impact Capital, Inc., 3.000%, 06/17/24	06/17/19	290,000	285,230	0.1%
Calvert Impact Capital, Inc., 3.000%, 12/15/24	12/12/19	120,000	116,795	0.0	%(c)
Calvert Impact Capital, Inc., 2.500%, 06/13/25	06/12/20	500,000	477,287	0.1%
Calvert Impact Capital, Inc., 2.500%, 12/15/25	12/15/20	400,000	376,190	0.1%
Calvert Impact Capital, Inc., 4.000% 06/15/28	06/15/23	620,000	578,176	0.1%
Calvert Impact Capital, Inc., 5.000% 12/15/28	12/15/23	200,000	200,000	0.1%
Capital Impact Partners Investment, 5.750%, 06/15/24	06/20/23	620,000	621,102	0.2%
Capital Impact Partners Investment, 5.000%, 12/15/26	12/15/23	300,000	301,014	0.1%
DSM B.V.	03/17/20	285,808	264,776	0.1%
Mobile TeleSystems PJSC - ADR	08/02/17	752,376	869	0.0	%(c)
		$4,538,184	$3,660,275	1.0%

(e)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total fair value of such securities was $869 as of December 31, 2023, representing 0.0% (c) of net assets.

(f)	The rate shown is the 7-day effective yield as of December 31, 2023.
(g)	The security was purchased with cash collateral received from securities on loan (Note 8).

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Growth and Value Index Funds

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

We are back talking about “near all-time highs” to describe the stock markets as the “worst year since …” references to describe 2022 fade into the distance. 2023 was a rebound year, and in a big way. We can continue to use the phrase used last year in this commentary, “The tides can turn quickly and the uncertainties that drive the stock markets continue their march forward”.

Growth stocks as measured by the S&P 500 Growth Index certainly had a rebound year, ending 2023 with a return of 30.02%, a large swing from 2022’s return of -29.41%, and in line with 2021’s return of 32.00%. Value stocks as measured by the S&P 500 Value Index also rebounded, ending 2023 with a return of 22.23% versus 2022’s return of -5.27% and like Growth, in line with 2021’s return of 24.86%. After a brief one-year hiatus, the Growth style outperformed the Value style to continue the long-term trend of outperformance.

For U.S. Large Cap Stock returns during 2023, a graph of the S&P 500 shows a rocky ride up from the bottom (recoveries followed by lesser losses) with a trough in March, a big peak in July, a big trough in October and a strong finish in November and December, ending with an annual return of 26.26%.

In a review of sector breakouts for large cap stocks, Technology and Communications led with large 56% returns with Consumer Discretionary not too far behind with a 43% return. Utilities and Energy were laggards returning -7% and -3% respectively.

The Praxis Growth Index Fund Class I Shares returned 29.82%, underperforming the 30.06% return of its benchmark, the S&P 500 Growth Index. The Praxis Growth Index Fund Class A Shares (Without Load) returned 29.48% for the year ended December 31, 2023. At a high level, the application of our Values + ESG screens was the leading cause of tracking error. We use optimization tools to seek to reduce that impact. For 2023, stock-specific factors used in the screening and optimization process were the leading contributors to negative relative performance. This includes effects from SEC diversification rules - requirements that limit the Fund’s ability to hold the highest-weigh benchmark names (Apple, Microsoft, Alphabet, Amazon, and Nvidia) in the same proportion as the benchmark.

The Praxis Value Index Fund Class I Shares returned 20.42%, underperforming the 22.23% return of its benchmark, the S&P 500 Value Index. The Praxis Value Index Fund Class A Shares (without load) returned 20.04% for the year ended December 31, 2023. At a high level, the application of our Values + ESG screens was the leading cause of tracking error. We use optimization tools to seek to reduce that impact. For 2023, stock-specific and industry factors used in the screening and optimization process were the leading contributors to negative relative performance. As examples of stock-specific impacts, not owning Boeing (weapons screen) was a negative contributor, as Boeing was up 37% for the year and not owning Wells Fargo (governance screen) was a negative contributor, as Wells Fargo was up 22.9% for the year. On the other hand, not owning RTX Corp (weapons screen) was a positive contributor, as RTX Corp was down 14% for the year.

Stock-specific and Industry factors were the leading contributors to negative relative performance. As examples, not owning Boeing (weapons screen) was a negative contributor, as Boeing was up 37% for the year and not owning Wells Fargo (governance screen) was a negative contributor, as Wells Fargo was up 22.9% for the year. On the other hand, not owning RTX Corp (weapons screen) was a positive contributor, as RTX Corp was down 14% for the year.

ESG factor integration also contributed to tracking error versus each Fund’s benchmark. We continue to utilize Sustainalytics ESG scores to enhance our optimization process. Our Morningstar Historical Corporate Sustainability Percent Rank as of Nov. 30, 2023, is the 15th percentile for the Praxis Growth Index Fund and the 13th percentile for the Praxis Value Index Fund. Both Funds score a 4 out of 5 Globes Sustainability Rating.

The annual mid-December reconstitution of the benchmark index necessitated some significant realignment of portfolio holdings near year-end. Many of these were a direct result of a reversal of benchmark holdings from the last reconstitution.

We continue to be pleased with the performance of the Funds, which over time have delivered returns close to their benchmarks. We look forward to continuing to incorporate our Values + ESG screens, and Sustainalytics ESG scores, while using tax optimization tools to deliver returns that track benchmark returns in the large-cap space, whether it is on the Value or Growth side of the equation.

Dale Snyder, CFA®
Praxis Growth and Value Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2023, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The S&P 500 Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance.

The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

Praxis Growth and Value Index Funds

Annual Report to Shareholders

Portfolio Manager’s Commentary, (unaudited) continued

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Value Index Fund Performance Review

Praxis Value Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/13 to 12/31/23

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/13 to 12/31/23 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Value Index Fund
Class A *	5/1/01	13.74%	9.28%	12.32%	8.82%	0.75%	0.75%
Class A (Without Load)	5/1/01	20.04%	11.26%	13.53%	9.40%
Class I	5/1/06	20.42%	11.67%	13.98%	9.88%	0.38%	0.38%
S&P 500 Value Index [1]		22.23%	13.11%	14.11%	10.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated May 1, 2023.

1    The S&P 500 Value Index represents the value companies (defined by book value to price ratio, earnings to price ratio, and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Value Index Fund

December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.5%
ADVERTISING & MARKETING — 0.3%
Interpublic Group of Cos., Inc. (The) (a)	12,630	$412,243
Omnicom Group, Inc.	10,229	884,911
		1,297,154
APPAREL & TEXTILE PRODUCTS — 0.5%
NIKE, Inc. - Class B	22,680	2,462,368

ASSET MANAGEMENT — 1.7%
Ameriprise Financial, Inc.	1,540	584,938
BlackRock, Inc.	4,002	3,248,824
Charles Schwab Corp. (The)	31,940	2,197,472
Franklin Resources, Inc.	24,430	727,770
Invesco Ltd.	34,830	621,367
Raymond James Financial, Inc.	3,370	375,755
T. Rowe Price Group, Inc.	5,830	627,833
		8,383,959
AUTOMOTIVE — 0.8%
Aptiv plc (b)	7,050	632,526
BorgWarner, Inc.	14,870	533,089
Ford Motor Co.	82,203	1,002,055
General Motors Co. (a)	46,330	1,664,174
		3,831,844
BANKING — 7.3%
Bank of America Corp.	204,460	6,884,168
Citigroup, Inc.	63,306	3,256,461
Citizens Financial Group, Inc.	22,720	752,941
Fifth Third Bancorp (a)	30,060	1,036,769
Huntington Bancshares, Inc.	76,040	967,229
JPMorgan Chase & Co.	83,705	14,238,220
KeyCorp	32,990	475,056
M&T Bank Corp.	8,184	1,121,863
PNC Financial Services Group, Inc. (The)	13,561	2,099,921
Regions Financial Corp.	43,890	850,588
Truist Financial Corp.	70,530	2,603,968
U.S. Bancorp	45,077	1,950,932
Zions Bancorp., NA (a)	8,440	370,263
		36,608,379
BEVERAGES — 1.8%
Coca-Cola Co. (The)	58,530	3,449,173
Keurig Dr Pepper, Inc.	12,430	414,168
PepsiCo, Inc.	30,279	5,142,585
		9,005,926
BIOTECH & PHARMA — 8.2%
AbbVie, Inc.	30,160	4,673,895
Amgen, Inc.	15,040	4,331,821
Biogen, Inc. (b)	5,000	1,293,850
Bristol-Myers Squibb Co.	83,350	4,276,688
Gilead Sciences, Inc.	39,650	3,212,046
Johnson & Johnson	70,781	11,094,214
Merck & Co., Inc.	64,480	7,029,610
Moderna, Inc. (a)(b)	9,330	927,869
Regeneron Pharmaceuticals, Inc. (b)	1,920	1,686,317
Vertex Pharmaceuticals, Inc. (b)	1,070	435,372
Zoetis, Inc. (a)	10,000	1,973,700
		40,935,382

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
CABLE & SATELLITE — 1.0%
Charter Communications, Inc. - Class A (b)	980	$380,906
Comcast Corp. - Class A	106,200	4,656,870
		5,037,776
CHEMICALS — 3.8%
Air Products & Chemicals, Inc.	11,917	3,262,875
Albemarle Corp. (a)	2,510	362,645
Dow, Inc.	14,230	780,373
DuPont de Nemours, Inc.	8,138	626,056
Ecolab, Inc.	3,050	604,968
International Flavors & Fragrances, Inc.	6,622	536,183
Linde plc	15,566	6,393,112
LyondellBasell Industries N.V. - Class A	63,530	6,040,432
Mosaic Co. (The)	10,110	361,230
Sherwin-Williams Co. (The)	190	59,261
		19,027,135
COMMERCIAL SUPPORT SERVICES — 1.1%
Republic Services, Inc.	11,450	1,888,219
Robert Half, Inc.	5,180	455,426
Rollins, Inc.	14,870	649,373
Waste Management, Inc.	12,790	2,290,689
		5,283,707
CONTAINERS & PACKAGING — 0.2%
Amcor plc	116,400	1,122,096

DIVERSIFIED INDUSTRIALS — 1.4%
Dover Corp.	7,683	1,181,722
Emerson Electric Co.	24,434	2,378,161
Illinois Tool Works, Inc.	12,695	3,325,329
		6,885,212
E-COMMERCE DISCRETIONARY — 0.1%
eBay, Inc.	12,910	563,134

ELECTRIC UTILITIES — 4.7%
AES Corp. (The)	22,334	429,930
Alliant Energy Corp.	9,970	511,461
Ameren Corp.	7,630	551,954
American Electric Power Co., Inc.	16,270	1,321,450
CenterPoint Energy, Inc.	19,510	557,401
CMS Energy Corp.	12,530	727,617
Consolidated Edison, Inc.	29,931	2,722,823
DTE Energy Co.	7,370	812,616
Duke Energy Corp.	29,394	2,852,394
Edison International	16,627	1,188,664
Eversource Energy	23,210	1,432,521
Exelon Corp.	26,010	933,759
NextEra Energy, Inc.	67,600	4,106,024
PPL Corp.	13,990	379,129
Sempra	16,966	1,267,869
Southern Co. (The)	36,061	2,528,597
WEC Energy Group, Inc.	7,950	669,152
Xcel Energy, Inc.	9,744	603,251
		23,596,612
ELECTRICAL EQUIPMENT — 3.2%
AMETEK, Inc.	1,150	189,623
Carrier Global Corp.	15,630	897,943

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
ELECTRICAL EQUIPMENT — 3.2%, continued
Generac Holdings, Inc. (a)(b)	5,380	$695,311
Johnson Controls International plc	45,737	2,636,281
Keysight Technologies, Inc. (b)	16,090	2,559,758
Otis Worldwide Corp.	20,480	1,832,346
Rockwell Automation, Inc.	7,420	2,303,762
TE Connectivity Ltd.	14,490	2,035,845
Trane Technologies plc	10,350	2,524,365
Trimble, Inc. (b)	8,990	478,268
		16,153,502
ENTERTAINMENT CONTENT — 1.3%
Electronic Arts, Inc.	3,150	430,951
Fox Corp. - Class B	26,390	729,684
Walt Disney Co. (The)	51,779	4,675,126
Warner Bros. Discovery, Inc. (a)(b)	57,457	653,861
		6,489,622
FOOD — 1.1%
Conagra Brands, Inc.	16,070	460,566
General Mills, Inc.	31,030	2,021,294
J.M. Smucker Co. (The)	5,630	711,519
Kellanova	12,810	716,207
Kraft Heinz Co. (The)	4,350	160,863
McCormick & Co., Inc.	6,090	416,678
Mondelez International, Inc. - Class A	15,422	1,117,016
		5,604,143
GAS & WATER UTILITIES — 0.3%
American Water Works Co., Inc.	7,680	1,013,683
NiSource, Inc.	19,060	506,043
		1,519,726
HEALTH CARE FACILITIES & SERVICES — 4.0%
Cardinal Health, Inc.	13,940	1,405,152
Cencora, Inc.	6,580	1,351,400
Charles River Laboratories International, Inc. (b)	1,600	378,240
CVS Health Corp.	43,164	3,408,230
Elevance Health, Inc.	7,690	3,626,296
Henry Schein, Inc. (b)	24,110	1,825,368
Humana, Inc.	3,510	1,606,913
IQVIA Holdings, Inc. (b)	2,920	675,630
Laboratory Corp. of America Holdings (a)	5,410	1,229,639
McKesson Corp.	6,224	2,881,588
Quest Diagnostics, Inc.	11,780	1,624,226
		20,012,682
HOME CONSTRUCTION — 0.1%
Masco Corp.	5,880	393,842

HOUSEHOLD PRODUCTS — 2.7%
Church & Dwight Co., Inc.	4,060	383,914
Clorox Co. (The)	4,350	620,266
Colgate-Palmolive Co.	9,540	760,433
Estée Lauder Cos., Inc. (The) - Class A	2,580	377,325
Kenvue, Inc.	17,640	379,789
Kimberly-Clark Corp.	12,700	1,543,177
Procter & Gamble Co. (The)	62,816	9,205,057
		13,269,961
INDUSTRIAL SUPPORT SERVICES — 0.3%
Fastenal Co.	9,800	634,746

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
INDUSTRIAL SUPPORT SERVICES — 0.3%, continued
W.W. Grainger, Inc.	870	$720,960
		1,355,706
INSTITUTIONAL FINANCIAL SERVICES — 3.0%
Bank of New York Mellon Corp. (The)	38,024	1,979,149
CME Group, Inc.	11,190	2,356,614
Goldman Sachs Group, Inc. (The)	10,260	3,958,000
Intercontinental Exchange, Inc.	16,370	2,102,399
Morgan Stanley	31,741	2,959,848
Nasdaq, Inc.	7,520	437,213
Northern Trust Corp.	6,297	531,341
State Street Corp.	11,380	881,495
		15,206,059
INSURANCE — 5.1%
Aflac, Inc.	25,980	2,143,350
Allstate Corp. (The)	13,549	1,896,589
American International Group, Inc.	22,987	1,557,369
Aon plc - Class A	4,280	1,245,566
Arch Capital Group Ltd. (b)	180	13,369
Arthur J. Gallagher & Co.	4,520	1,016,458
Berkley (W.R.) Corp.	9,825	694,824
Brown & Brown, Inc.	15,040	1,069,494
Chubb Ltd.	10,550	2,384,300
Cincinnati Financial Corp.	9,332	965,489
Everest Group Ltd.	2,840	1,004,167
Globe Life, Inc.	7,730	940,896
Hartford Financial Services Group, Inc. (The)	10,830	870,515
Loews Corp.	5,440	378,570
Marsh & McLennan Cos., Inc.	9,860	1,868,174
MetLife, Inc.	29,933	1,979,469
Principal Financial Group, Inc.	13,800	1,085,646
Progressive Corp. (The)	8,230	1,310,874
Prudential Financial, Inc.	14,160	1,468,534
Travelers Cos., Inc. (The)	9,613	1,831,180
		25,724,833
INTERNET MEDIA & SERVICES — 0.2%
Airbnb, Inc. - Class A (b)	570	77,600
Alphabet, Inc. - Class C (b)	3,320	467,887
VeriSign, Inc. (b)	2,960	609,642
		1,155,129
LEISURE FACILITIES & SERVICES — 1.5%
Hilton Worldwide Holdings, Inc.	3,170	577,225
McDonald’s Corp.	10,860	3,220,099
Norwegian Cruise Line Holdings Ltd. (a)(b)	25,960	520,238
Starbucks Corp.	16,870	1,619,689
Yum! Brands, Inc.	12,440	1,625,410
		7,562,661
LEISURE PRODUCTS — 0.1%
Hasbro, Inc.	8,300	423,798

MACHINERY — 1.5%
Deere & Co.	6,357	2,541,973
IDEX Corp.	2,840	616,592
Ingersoll-Rand, Inc.	6,920	535,193
Nordson Corp.	2,610	689,458
Stanley Black & Decker, Inc.	7,150	701,415
Veralto Corp.	8,640	710,726

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
MACHINERY — 1.5%, continued
Xylem, Inc.	13,260	$1,516,414
		7,311,771
MEDICAL EQUIPMENT & DEVICES — 7.0%
Abbott Laboratories	42,910	4,723,104
Agilent Technologies, Inc.	5,280	734,078
Baxter International, Inc. (a)	15,502	599,307
Becton, Dickinson and Co.	8,310	2,026,227
Bio-Rad Laboratories, Inc. - Class A (b)	1,620	523,082
Bio-Techne Corp.	7,100	547,836
Boston Scientific Corp. (b)	21,060	1,217,479
Cooper Cos., Inc. (The)	1,170	442,775
Danaher Corp.	24,190	5,596,115
Edwards Lifesciences Corp. (a)(b)	15,350	1,170,437
GE HealthCare Technologies, Inc.	8,650	668,818
IDEXX Laboratories, Inc. (b)	1,340	743,767
Illumina, Inc. (b)	4,410	614,048
Intuitive Surgical, Inc. (b)	3,050	1,028,948
Medtronic plc	42,020	3,461,608
Mettler-Toledo International, Inc. (b)	1,160	1,407,034
ResMed, Inc.	2,370	407,687
Revvity, Inc.	16,230	1,774,101
STERIS plc	3,150	692,528
Stryker Corp.	3,450	1,033,137
Thermo Fisher Scientific, Inc.	9,294	4,933,162
Zimmer Biomet Holdings, Inc.	5,900	718,030
		35,063,308
METALS & MINING — 0.1%
Newmont Corp.	15,380	636,578

OIL & GAS PRODUCERS — 3.5%
ConocoPhillips (a)	46,057	5,345,836
Occidental Petroleum Corp. (a)	42,950	2,564,545
ONEOK, Inc.	5,450	382,699
Pioneer Natural Resources Co.	21,290	4,787,695
Valero Energy Corp.	32,960	4,284,800
		17,365,575
OIL & GAS SERVICES & EQUIPMENT — 1.5%
Baker Hughes Co.	104,540	3,573,177
Schlumberger Ltd.	71,006	3,695,153
		7,268,330
REAL ESTATE SERVICES — 0.2%
CBRE Group, Inc. - Class A (b)	8,480	789,403

REITS — 4.4%
Alexandria Real Estate Equities, Inc. (a)	5,380	682,023
American Tower Corp.	4,760	1,027,589
AvalonBay Communities, Inc.	3,750	702,075
Boston Properties, Inc.	7,640	536,099
Crown Castle, Inc.	12,150	1,399,558
Digital Realty Trust, Inc.	2,790	375,478
Equinix, Inc.	2,800	2,255,092
Equity Residential	7,500	458,700
Extra Space Storage, Inc.	3,150	505,040
Federal Realty Investment Trust	4,450	458,573
Healthpeak Properties, Inc.	34,680	686,664
Host Hotels & Resorts, Inc.	41,200	802,164

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
REITS — 4.4%, continued
Kimco Realty Corp.	22,420	$477,770
Mid-America Apartment Communities, Inc.	2,890	388,589
Prologis, Inc.	28,910	3,853,703
Public Storage	3,200	976,000
Realty Income Corp. (a)	26,060	1,496,365
Regency Centers Corp.	9,230	618,410
SBA Communications Corp. - Class A	1,660	421,125
Simon Property Group, Inc.	8,469	1,208,018
UDR, Inc.	14,880	569,755
Ventas, Inc.	11,270	561,697
Welltower, Inc. (a)	17,680	1,594,206
		22,054,693
RETAIL - CONSUMER STAPLES — 2.8%
Costco Wholesale Corp.	3,700	2,442,296
Dollar General Corp.	5,410	735,489
Dollar Tree, Inc. (b)	3,450	490,073
Kroger Co. (The)	20,514	937,695
Target Corp.	9,860	1,404,261
Walgreen Boots Alliance, Inc. (a)	72,610	1,895,847
Walmart, Inc.	39,710	6,260,282
		14,165,943
RETAIL - DISCRETIONARY — 2.5%
AutoZone, Inc. (b)	240	620,546
Best Buy Co., Inc.	4,800	375,744
CarMax, Inc. (b)	7,850	602,409
Genuine Parts Co.	4,570	632,945
Home Depot, Inc. (The)	15,792	5,472,718
Lowe’s Cos., Inc.	17,510	3,896,851
TJX Cos., Inc. (The)	12,030	1,128,534
		12,729,747
SEMICONDUCTORS — 2.6%
Intel Corp.	99,528	5,001,282
Microchip Technology, Inc.	4,630	417,534
Micron Technology, Inc.	24,860	2,121,553
NXP Semiconductors N.V.	340	78,091
QUALCOMM, Inc.	13,770	1,991,555
Texas Instruments, Inc.	18,640	3,177,374
		12,787,389
SOFTWARE — 2.2%
ANSYS, Inc. (b)	1,760	638,669
Autodesk, Inc. (b)	2,650	645,222
Cadence Design Systems, Inc. (b)	2,340	637,346
Gen Digital, Inc.	18,890	431,070
Intuit, Inc.	600	375,018
Microsoft Corp.	8,620	3,241,465
Oracle Corp.	12,032	1,268,534
Roper Technologies, Inc.	4,500	2,453,265
Salesforce, Inc. (b)	1,410	371,027
Synopsys, Inc. (b)	920	473,717
Tyler Technologies, Inc. (b)	1,720	719,166
		11,254,499
SPECIALTY FINANCE — 0.9%
American Express Co.	9,754	1,827,314
Capital One Financial Corp. (a)	12,880	1,688,826
Discover Financial Services	5,770	648,548

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.5%, continued
SPECIALTY FINANCE — 0.9%, continued
Synchrony Financial	14,390	$549,554
		4,714,242
TECHNOLOGY HARDWARE — 2.0%
Apple, Inc.	1,900	365,807
Cisco Systems, Inc.	117,190	5,920,439
Corning, Inc.	32,890	1,001,500
Hewlett Packard Enterprise Co.	46,690	792,796
HP, Inc.	40,700	1,224,663
Zebra Technologies Corp. - Class A (b)	1,790	489,261
		9,794,466
TECHNOLOGY SERVICES — 5.4%
Accenture plc - Class A	16,780	5,888,270
Automatic Data Processing, Inc.	10,480	2,441,525
Cognizant Technology Solutions Corp. - Class A	15,450	1,166,938
CoStar Group, Inc. (b)	4,230	369,660
Fidelity National Information Services, Inc.	21,130	1,269,279
Fiserv, Inc. (b)	8,480	1,126,483
Global Payments, Inc.	5,710	725,170
Mastercard, Inc. - Class A	5,040	2,149,610
Moody’s Corp.	1,100	429,616
MSCI, Inc.	1,140	644,841
Paychex, Inc.	3,334	397,113
PayPal Holdings, Inc. (b)	28,270	1,736,061
S&P Global, Inc.	9,180	4,043,974
Verisk Analytics, Inc.	5,050	1,206,243
Visa, Inc. - Class A (a)	13,160	3,426,206
		27,020,989
TELECOMMUNICATIONS — 2.0%
AT&T, Inc.	191,746	3,217,498
T-Mobile US, Inc.	8,950	1,434,953
Verizon Communications, Inc.	142,640	5,377,528
		10,029,979
TRANSPORTATION & LOGISTICS — 3.2%
C.H. Robinson Worldwide, Inc.	6,070	524,388
CSX Corp.	41,490	1,438,458
Delta Air Lines, Inc.	19,150	770,405
FedEx Corp.	8,230	2,081,943
J.B. Hunt Transport Services, Inc.	1,430	285,628
Norfolk Southern Corp. (a)	8,850	2,091,963
Southwest Airlines Co.	36,990	1,068,271
Union Pacific Corp.	10,560	2,593,747
United Airlines Holdings, Inc. (b)	13,060	538,856
United Parcel Service, Inc. - Class B	28,870	4,539,230
		15,932,889
TRANSPORTATION EQUIPMENT — 0.1%
Westinghouse Air Brake Technologies Corp.	3,040	385,776

WHOLESALE - CONSUMER STAPLES — 0.7%
Archer-Daniels-Midland Co.	30,130	2,175,989
Sysco Corp.	18,680	1,366,068
		3,542,057
WHOLESALE - DISCRETIONARY — 0.1%
LKQ Corp.	11,370	543,372

TOTAL COMMON STOCKS (COST $413,247,342)		$492,303,354

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Impact Capital, Inc. (c)	1.000%	06/14/24	$750,000	$731,392
Calvert Impact Capital, Inc. (c)	3.000%	06/17/24	280,000	275,394
Calvert Impact Capital, Inc. (c)	3.000%	12/15/24	250,000	243,324
Calvert Impact Capital, Inc. (c)	2.500%	06/13/25	280,000	267,281
Calvert Impact Capital, Inc. (c)	2.500%	12/15/25	450,000	423,214
Calvert Impact Capital, Inc. (c)	4.000%	06/15/28	350,000	326,390
Calvert Impact Capital, Inc. (c)	5.000%	12/15/28	800,000	800,000
Capital Impact Partners Investment (c)	5.750%	06/15/24	350,000	350,622
Capital Impact Partners Investment (c)	5.000%	12/15/26	1,000,000	1,003,380
TOTAL CORPORATE NOTES (COST $4,510,000)				$4,420,997

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2023

	Shares	Fair Value
MONEY MARKET FUNDS — 0.4%
First American Government Obligations Fund - Class X, 5.29% (d) (COST $2,166,212)	2,166,212	$2,166,212

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 4.4%
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (d)(e) (COST $22,157,886)	22,157,886	$22,157,886

TOTAL INVESTMENTS - (COST $442,081,440) — 104.2%		$521,048,449
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.2%)		(21,076,586)
NET ASSETS — 100.0%		$499,971,863

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2023 was $21,524,178 (Note 8).
(b)	Non-income producing security.
(c)	Illiquid securities are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Impact Capital, Inc., 1.000%, 06/14/24	06/15/21	$750,000	$731,392	0.1%
Calvert Impact Capital, Inc., 3.000%, 06/17/24	06/17/19	280,000	275,394	0.1%
Calvert Impact Capital, Inc., 3.000%, 12/15/24	12/12/19	250,000	243,324	0.0	%(f)
Calvert Impact Capital, Inc., 2.500%, 06/13/25	06/12/20	280,000	267,281	0.0	%(f)
Calvert Impact Capital, Inc., 2.500%, 12/15/25	12/15/20	450,000	423,214	0.1%
Calvert Impact Capital, Inc., 4.000% 06/15/28	06/15/23	350,000	326,390	0.1%
Calvert Impact Capital, Inc., 5.000% 12/15/28	12/15/23	800,000	800,000	0.2%
Capital Impact Partners Investment, 5.750%, 06/15/24	06/20/23	350,000	350,622	0.1%
Capital Impact Partners Investment, 5.000%, 12/15/26	12/15/23	1,000,000	1,003,380	0.2%
		$4,510,000	$4,420,997	0.9%

(d)	The rate shown is the 7-day effective yield as of December 31, 2023.
(e)	The security was purchased with cash collateral received from securities on loan (Note 8).
(f)	Percentage rounds to less than 0.1%.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Growth Index Fund Performance Review

Praxis Growth Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/13 to 12/31/23

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/13 to 12/31/23 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Growth Index Fund
Class A *	5/1/07	22.68%	4.94%	15.07%	12.45%	0.67%	0.67%
Class A (Without Load)	5/1/07	29.48%	6.85%	16.32%	13.06%
Class I	5/1/07	29.82%	7.16%	16.67%	13.47%	0.36%	0.36%
S&P 500 Growth Index [1]		30.06%	6.61%	16.23%	13.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated May 1, 2023.

1    The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings change to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Praxis Growth Index Fund Schedule of Investments

Schedule of Investments

Praxis Growth Index Fund

December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.8%
ADVERTISING & MARKETING — 0.1%
Interpublic Group of Cos., Inc. (The) (a)	23,990	$783,034

APPAREL & TEXTILE PRODUCTS — 0.3%
NIKE, Inc. - Class B	14,510	1,575,351

ASSET MANAGEMENT — 0.2%
Blackstone, Inc.	9,510	1,245,049

AUTOMOTIVE — 3.2%
Tesla, Inc. (b)	69,260	17,209,725

BEVERAGES — 0.8%
Coca-Cola Co. (The)	29,840	1,758,471
PepsiCo, Inc.	13,850	2,352,284
		4,110,755
BIOTECH & PHARMA — 3.9%
AbbVie, Inc.	7,461	1,156,231
Eli Lilly & Co.	21,650	12,620,218
Merck & Co., Inc.	23,611	2,574,071
Regeneron Pharmaceuticals, Inc. (b)	1,821	1,599,366
Vertex Pharmaceuticals, Inc. (b)	4,274	1,739,048
Zoetis, Inc. (a)	7,900	1,559,223
		21,248,157
CHEMICALS — 1.3%
International Flavors & Fragrances, Inc.	4,980	403,231
Linde plc	13,918	5,716,262
LyondellBasell Industries N.V. - Class A	10,990	1,044,929
		7,164,422
COMMERCIAL SUPPORT SERVICES — 0.4%
Cintas Corp.	1,770	1,066,708
Republic Services, Inc.	3,500	577,185
Waste Management, Inc.	2,274	407,274
		2,051,167
DIVERSIFIED INDUSTRIALS — 0.2%
Illinois Tool Works, Inc.	5,274	1,381,472

E-COMMERCE DISCRETIONARY — 4.9%
Amazon.com, Inc. (b)	175,000	26,589,500

ELECTRIC UTILITIES — 0.3%
Alliant Energy Corp.	15,290	784,377
NextEra Energy, Inc.	1,904	115,649
Sempra	8,850	661,360
		1,561,386
ELECTRICAL EQUIPMENT — 1.2%
Amphenol Corp. - Class A	5,972	592,004
Carrier Global Corp.	10,260	589,437
Keysight Technologies, Inc. (b)	3,981	633,337
Otis Worldwide Corp.	4,950	442,877
Rockwell Automation, Inc.	3,288	1,020,858
TE Connectivity Ltd.	3,060	429,930
Trane Technologies plc	10,630	2,592,657
		6,301,100
ENTERTAINMENT CONTENT — 0.3%
Electronic Arts, Inc.	7,715	1,055,489

	Shares	Fair Value
COMMON STOCKS — 98.8%, continued
ENTERTAINMENT CONTENT — 0.3%, continued
Walt Disney Co. (The)	5,103	$460,750
		1,516,239
FOOD — 0.3%
Mondelez International, Inc. - Class A	24,060	1,742,666

GAS & WATER UTILITIES — 0.1%
American Water Works Co., Inc.	3,010	397,290

HEALTH CARE FACILITIES & SERVICES — 0.9%
Cencora, Inc.	2,670	548,364
DaVita, Inc. (b)	3,750	392,850
Elevance Health, Inc.	1,320	622,459
Henry Schein, Inc. (b)	5,350	405,048
Humana, Inc.	860	393,717
IQVIA Holdings, Inc. (b)	2,778	642,774
Laboratory Corp. of America Holdings (a)	1,890	429,578
McKesson Corp.	1,910	884,292
Quest Diagnostics, Inc.	3,170	437,080
		4,756,162
HOME CONSTRUCTION — 0.5%
D.R. Horton, Inc.	7,390	1,123,132
Lennar Corp. - Class A	2,660	396,446
NVR, Inc. (b)	50	350,023
PulteGroup, Inc.	9,050	934,141
		2,803,742
HOUSEHOLD PRODUCTS — 1.1%
Church & Dwight Co., Inc.	4,800	453,888
Colgate-Palmolive Co.	10,057	801,644
Procter & Gamble Co. (The)	31,360	4,595,494
		5,851,026
INDUSTRIAL SUPPORT SERVICES — 0.6%
Fastenal Co.	6,190	400,926
United Rentals, Inc. (a)	1,770	1,014,953
W.W. Grainger, Inc.	2,530	2,096,586
		3,512,465
INSTITUTIONAL FINANCIAL SERVICES — 0.2%
CME Group, Inc.	1,930	406,458
Nasdaq, Inc.	8,490	493,609
		900,067
INSURANCE — 0.4%
Aon plc - Class A	2,560	745,011
Arch Capital Group Ltd. (b)	5,760	427,795
Marsh & McLennan Cos., Inc.	2,140	405,466
Progressive Corp. (The)	5,690	906,303
		2,484,575
INTERNET MEDIA & SERVICES — 13.4%
Airbnb, Inc. - Class A (b)	4,890	665,724
Alphabet, Inc. - Class A (b)	156,720	21,892,217
Alphabet, Inc. - Class C (b)	124,120	17,492,232
Booking Holdings, Inc. (b)	960	3,405,331
Meta Platforms, Inc. - Class A (b)	56,080	19,850,077
Netflix, Inc. (b)	11,970	5,827,954
Uber Technologies, Inc. (b)	51,370	3,162,851
		72,296,386

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.8%, continued
LEISURE FACILITIES & SERVICES — 1.8%
Carnival Corp. (b)	21,350	$395,829
Chipotle Mexican Grill, Inc. (b)	907	2,074,273
Hilton Worldwide Holdings, Inc.	7,350	1,338,361
Marriott International, Inc. - Class A	6,510	1,468,070
McDonald’s Corp.	7,377	2,187,354
Royal Caribbean Cruises Ltd. (b)	6,470	837,800
Starbucks Corp.	13,262	1,273,285
Yum! Brands, Inc.	60	7,840
		9,582,812
LEISURE PRODUCTS — 0.1%
Hasbro, Inc.	12,240	624,974

MACHINERY — 0.8%
Deere & Co.	3,936	1,573,888
Ingersoll-Rand, Inc.	17,600	1,361,184
Veralto Corp.	10,924	898,608
Xylem, Inc.	3,590	410,553
		4,244,233
MEDICAL EQUIPMENT & DEVICES — 3.5%
Agilent Technologies, Inc.	4,905	681,942
Align Technology, Inc. (b)	1,550	424,700
Boston Scientific Corp. (b)	21,830	1,261,992
Cooper Cos., Inc. (The)	1,311	496,135
Danaher Corp.	14,694	3,399,310
DexCom, Inc. (a)(b)	5,670	703,590
Edwards Lifesciences Corp. (b)	9,550	728,187
IDEXX Laboratories, Inc. (b)	1,700	943,585
Intuitive Surgical, Inc. (b)	6,880	2,321,037
Medtronic plc	4,800	395,424
Mettler-Toledo International, Inc. (b)	550	667,128
Stryker Corp.	1,880	562,985
Thermo Fisher Scientific, Inc.	9,165	4,864,690
Waters Corp. (b)	1,646	541,913
West Pharmaceutical Services, Inc.	3,280	1,154,954
		19,147,572
OIL & GAS PRODUCERS — 0.8%
ConocoPhillips	23,820	2,764,788
ONEOK, Inc.	5,850	410,787
Pioneer Natural Resources Co.	5,730	1,288,562
		4,464,137
OIL & GAS SERVICES & EQUIPMENT — 0.4%
Baker Hughes Co.	30,530	1,043,515
Schlumberger Ltd.	17,770	924,751
		1,968,266
REITS — 1.3%
American Tower Corp.	6,442	1,390,699
Digital Realty Trust, Inc.	3,940	530,245
Equinix, Inc.	1,777	1,431,178
Host Hotels & Resorts, Inc.	46,150	898,541
Iron Mountain, Inc.	8,670	606,727
Prologis, Inc.	6,088	811,530
Public Storage	2,790	850,950
Simon Property Group, Inc.	2,760	393,686
		6,913,556

	Shares	Fair Value
COMMON STOCKS — 98.8%, continued
RETAIL - CONSUMER STAPLES — 0.6%
Costco Wholesale Corp.	4,023	$2,655,502
Walmart, Inc.	2,590	408,313
		3,063,815
RETAIL - DISCRETIONARY — 3.2%
AutoZone, Inc. (b)	659	1,703,917
Builders FirstSource, Inc. (b)	2,700	450,738
Home Depot, Inc. (The)	16,306	5,650,844
Lowe’s Cos., Inc.	6,789	1,510,892
Lululemon Athletica, Inc. (b)	3,200	1,636,128
O’Reilly Automotive, Inc. (b)	1,810	1,719,645
Ross Stores, Inc.	9,900	1,370,061
TJX Cos., Inc. (The)	25,513	2,393,375
Tractor Supply Co. (a)	2,060	442,962
Ulta Beauty, Inc. (b)	1,070	524,289
		17,402,851
SEMICONDUCTORS — 11.6%
Advanced Micro Devices, Inc. (b)	42,406	6,251,068
Applied Materials, Inc.	22,816	3,697,789
Broadcom, Inc.	11,549	12,891,571
KLA Corp.	3,560	2,069,428
Lam Research Corp.	4,073	3,190,218
Monolithic Power Systems, Inc.	1,260	794,783
NVIDIA Corp.	62,256	30,830,416
NXP Semiconductors N.V.	4,310	989,921
QUALCOMM, Inc.	10,950	1,583,699
Texas Instruments, Inc.	2,357	401,774
		62,700,667
SOFTWARE — 17.6%
Adobe, Inc. (b)	14,097	8,410,270
Akamai Technologies, Inc. (b)	3,650	431,977
ANSYS, Inc. (b)	2,190	794,707
Autodesk, Inc. (b)	3,330	810,788
Cadence Design Systems, Inc. (b)	10,624	2,893,659
Fortinet, Inc. (b)	12,990	760,305
Intuit, Inc.	8,230	5,143,997
Microsoft Corp.	128,238	48,222,618
Oracle Corp.	65,250	6,879,308
Palo Alto Networks, Inc. (b)	10,730	3,164,062
Paycom Software, Inc.	2,610	539,539
PTC, Inc. (b)	2,330	407,657
Roper Technologies, Inc.	2,400	1,308,408
Salesforce, Inc. (b)	27,750	7,302,135
ServiceNow, Inc. (b)	6,293	4,445,942
Synopsys, Inc. (b)	6,460	3,326,319
Tyler Technologies, Inc. (b)	970	405,576
		95,247,267
SPECIALTY FINANCE — 0.3%
American Express Co.	8,500	1,592,390

TECHNOLOGY HARDWARE — 15.0%
Apple, Inc.	399,198	76,857,591
Arista Networks, Inc. (b)	7,440	1,752,194
Cisco Systems, Inc.	21,140	1,067,993
Jabil, Inc.	2,980	379,652
NetApp, Inc.	5,800	511,328

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 98.8%, continued
TECHNOLOGY HARDWARE — 15.0%, continued
Seagate Technology Holdings plc	4,710	$402,093
		80,970,851
TECHNOLOGY SERVICES — 5.9%
Accenture plc - Class A	17,989	6,312,520
Automatic Data Processing, Inc.	6,670	1,553,910
Broadridge Financial Solutions, Inc.	2,596	534,127
CoStar Group, Inc. (b)	4,540	396,751
Fair Isaac Corp. (a)(b)	880	1,024,329
Fiserv, Inc. (b)	11,266	1,496,575
Gartner, Inc. (b)	2,010	906,731
Mastercard, Inc. - Class A	17,186	7,330,001
Moody’s Corp.	3,375	1,318,140
MSCI, Inc.	1,797	1,016,473
S&P Global, Inc.	3,984	1,755,032
Verisk Analytics, Inc.	1,680	401,285
Visa, Inc. - Class A	30,613	7,970,094
		32,015,968
TRANSPORTATION & LOGISTICS — 0.9%
CSX Corp.	22,471	779,069
Delta Air Lines, Inc.	11,420	459,427
Expeditors International of Washington, Inc.	4,770	606,744
J.B. Hunt Transport Services, Inc.	2,270	453,410
Old Dominion Freight Line, Inc.	2,950	1,195,723
Union Pacific Corp.	5,761	1,415,017
		4,909,390
WHOLESALE - CONSUMER STAPLES — 0.1%
Sysco Corp.	5,970	436,586

WHOLESALE - DISCRETIONARY — 0.3%
Copart, Inc. (b)	35,482	1,738,618

TOTAL COMMON STOCKS (COST $283,387,167)		$534,505,689

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Impact Capital, Inc. (c)	1.000%	06/14/24	$520,000	$507,099
Calvert Impact Capital, Inc. (c)	3.000%	06/17/24	550,000	540,953
Calvert Impact Capital, Inc. (c)	3.000%	12/15/24	150,000	145,994
Calvert Impact Capital, Inc. (c)	2.500%	06/13/25	670,000	639,565
Calvert Impact Capital, Inc. (c)	2.500%	12/15/25	500,000	470,238
Calvert Impact Capital, Inc. (c)	4.000%	06/15/28	750,000	699,406
Calvert Impact Capital, Inc. (c)	5.000%	12/15/28	450,000	450,000
Capital Impact Partners Investment (c)	5.750%	06/15/24	750,000	751,333
Capital Impact Partners Investment (c)	5.000%	12/15/26	500,000	501,690
TOTAL CORPORATE NOTES (COST $4,840,000)				$4,706,278

	Shares	Fair Value
MONEY MARKET FUNDS — 0.2%
First American Government Obligations Fund - Class X, 5.29% (d) (COST $1,286,776)	1,286,776	$1,286,776

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 0.7%
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (d)(e) (COST $3,548,433)	3,548,433	3,548,433

TOTAL INVESTMENTS - (COST $293,062,376) — 100.6%		$544,047,176
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6%)		(3,271,637)
NET ASSETS — 100.0%		$540,775,539

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2023 was $3,462,708 (Note 8).
(b)	Non-income producing security.
(c)	Illiquid securities are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Impact Capital, Inc., 1.000%, 06/14/24	06/15/21	$520,000	$507,099	0.1%
Calvert Impact Capital, Inc., 3.000%, 06/17/24	06/17/19	550,000	540,953	0.1%
Calvert Impact Capital, Inc., 3.000%, 12/15/24	12/12/19	150,000	145,994	0.0	%(f)
Calvert Impact Capital, Inc., 2.500%, 06/13/25	06/12/20	670,000	639,565	0.1%
Calvert Impact Capital, Inc., 2.500%, 12/15/25	12/15/20	500,000	470,238	0.1%
Calvert Impact Capital, Inc., 4.000% 06/15/28	06/15/23	750,000	699,406	0.1%
Calvert Impact Capital, Inc., 5.000% 12/15/28	12/15/23	450,000	450,000	0.1%
Capital Impact Partners Investment, 5.750%, 06/15/24	06/20/23	750,000	751,333	0.2%
Capital Impact Partners Investment, 5.000%, 12/15/26	12/15/23	500,000	501,690	0.1%
		$4,840,000	$4,706,278	0.9%

(d)	The rate shown is the 7-day effective yield as of December 31, 2023.
(e)	The security was purchased with cash collateral received from securities on loan (Note 8).
(f)	Percentage rounds to less than 0.1%.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

In 2023 U.S. small-cap stock returns were a bumpy ride with peaks in February, July and December, and with troughs in May and October. The S&P SmallCap 600 full-year return was 16.05%, within rounding of an exact rebound in percentage terms from the -16.10% return of 2022.

A review of sector breakouts for U.S. small-cap stocks shows Consumer Discretionary leading the way with large 33% returns, and with Materials and Industrials not far behind with returns of 30%. Utilities, Energy and Health Care were laggards returning -7%, -1% and -1% respectively.

In this environment, the Praxis Small Cap Index Fund Class I Shares returned 16.67%, outperforming by 0.62% the S&P SmallCap 600 index return of 16.05%. The Praxis Small Cap Index Fund Class A Shares (without load) returned 15.87% for the year ended December 31, 2023.

At a high level, the application of our Values + ESG screens was the leading cause of tracking error. We use optimization tools to seek to reduce that impact. For 2023, stock specific and fundamentals were the leading contributing factors to positive relative performance. For stock specific, The Andersons is an example of a larger holding held throughout the year that was a top positive contributor. The nature of the small-cap benchmark often sees successful companies being acquired or “graduating” up and out of the small-cap universe while less successful companies drop off the bottom – leading to inevitable turnover in our portfolio. In terms of Fundamentals, the largest positive contributors were Price/Revenue and Trading Activity.

ESG factor integration also contributed to tracking error versus the Fund’s benchmark. We use optimization tools to offset those impacts. We continue to utilize Sustainalytics ESG scores to enhance our optimization process. Our Morningstar Historical Corporate Sustainability Percent Rank (as of Nov. 30, 2023) is in the 13th percentile and the fund carries a 4 out of 5 Globes Sustainability Rating.

2023 was our sixth full calendar year of running this Fund as an optimized index fund, utilizing the same methodology and processes we use to manage our Growth Index and Value Index Funds. As this a reminder, we transitioned this Fund at the beginning of 2017 from an actively managed fund with about 70 holdings to an index fund with about 450 holdings. At that time, we also changed benchmarks from the Russell 2000 to the S&P Small Cap 600.

We look forward to continuing to incorporate our Values + ESG screens, and Sustainalytics ESG scores, while using tax optimization tools to deliver returns that track benchmark returns in the small-cap space, whether it is a year of large or small returns.

Dale Snyder, CFA®
Praxis Small Cap Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2023, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000 Index based on a combination of their market capitalization and current index membership.

The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their financially material environmental, social and governance, or ESG, risks relative to the fund’s Morningstar Global Category peers. The Morningstar Sustainability Rating calculation is a five -step process. First, each fund with at least 67% of assets covered by a company-level ESG Risk Score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of company level ESG Risk Scores. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk. Second, the Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis. Third, the Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Global Categories in which at least thirty (30) funds receive a Historical Sustainability Score and is determined by each fund’s Morningstar Sustainability Rating Score rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). Fourth, then Morningstar applies a 1% rating buffer from the previous month to increase rating stability. This means a fund must move 1% beyond the rating breakpoint to change ratings. Fifth, they adjust downward positive Sustainability Ratings to funds with high ESG Risk scores. The logic is as follows: If Portfolio Sustainability score is above 40, then the fund receives a Low Sustainability Rating. If Portfolio Sustainability score is above 35 and preliminary rating is Average or better, then the fund is downgraded to Below Average. If the Portfolio Sustainability score is above 30 and preliminary rating is Above Average, then the fund is downgraded to Average. If the Portfolio Sustainability score is below 30, then no adjustment is made. The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. Since a Sustainability Rating is assigned to all funds that meet the above criteria, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Historical Sustainability Score and the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please click on http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency. Sustainalytics is an independent ESG and corporate

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary, (unaudited) continued

governance research, ratings, and analysis firm. Morningstar, Inc. holds a non-controlling ownership interest in Sustainalytics. © 2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Praxis Small Cap Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/13 to 12/31/23

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/13 to 12/31/23 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Small Cap Index Fund
Class A *	5/1/07	9.81%	3.54%	8.27%	4.08%	1.11%	1.11%
Class A (Without Load)	5/1/07	15.87%	5.42%	9.44%	4.64%
Class I	5/1/07	16.67%	6.11%	10.13%	5.30%	0.43%	0.43%
S&P SmallCap 600 Index [1]		16.05%	7.28%	11.03%	8.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

The returns include the Fund’s performance when the Fund’s portfolio was managed by a sub-adviser and pursued a different investment strategy prior to January 1, 2017.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated May 1, 2023. Contractual fee waivers are in effect through April 30, 2024 for Class A.

1    S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Small Cap Index Fund

December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 99.0%
AEROSPACE & DEFENSE — 0.2%
Barnes Group, Inc.	10,110	$329,889

APPAREL & TEXTILE PRODUCTS — 1.1%
Hanesbrands, Inc. (a)	51,000	227,460
Kontoor Brands, Inc. (a)	4,780	298,368
Movado Group, Inc.	6,810	205,321
Oxford Industries, Inc. (a)	3,465	346,500
Steven Madden Ltd. (a)	11,935	501,270
Wolverine World Wide, Inc.	19,270	171,310
		1,750,229
ASSET MANAGEMENT — 0.9%
Artisan Partners Asset Management, Inc. - Class A	8,840	390,551
B. Riley Financial, Inc. (a)	9,890	207,591
BrightSphere Investment Group, Inc.	7,030	134,695
Kennedy-Wilson Holdings, Inc. (a)	31,250	386,875
Virtus Investment Partners, Inc. (a)	920	222,419
WisdomTree, Inc.	21,350	147,956
		1,490,087
AUTOMOTIVE — 0.7%
Dana, Inc.	14,900	217,689
Dorman Products, Inc. (b)	2,970	247,728
Gentherm, Inc. (b)	4,670	244,521
Phinia, Inc.	5,290	160,234
XPEL, Inc. (b)	3,920	211,092
		1,081,264
BANKING — 9.2%
Ameris Bancorp	7,424	393,843
Atlantic Union Bankshares Corp.	7,690	280,993
Axos Financial, Inc. (b)	8,590	469,014
Banc of California, Inc.	13,331	179,042
BancFirst Corp.	3,710	361,094
Bancorp, Inc. (The) (b)	10,190	392,926
Bank of Hawaii Corp. (a)	5,430	393,458
BankUnited, Inc.	12,200	395,646
Banner Corp.	2,830	151,575
Berkshire Hills Bancorp, Inc.	7,000	173,810
Brookline Bancorp, Inc.	15,670	170,960
Capitol Federal Financial, Inc.	35,510	229,039
Cathay General Bancorp (a)	6,960	310,207
Central Pacific Financial Corp. (a)	12,720	250,330
City Holding Co. (a)	2,750	303,215
Community Bank System, Inc.	2,820	146,950
Customers Bancorp, Inc. (b)	10,660	614,229
CVB Financial Corp.	21,560	435,296
Dime Community Bancshares, Inc.	5,859	157,783
Eagle Bancorp, Inc.	4,940	148,892
FB Financial Corp.	7,386	294,332
First BanCorp.	38,970	641,056
First Bancorp/NC	5,760	213,178
First Financial Bancorp	14,970	355,538
First Hawaiian, Inc.	13,580	310,439
Fulton Financial Corp.	14,520	238,999
Hanmi Financial Corp.	9,870	191,478
Heritage Financial Corp.	8,470	181,173
Hope Bancorp, Inc.	13,410	161,993
Independent Bank Corp.	4,640	305,358
Independent Bank Group, Inc.	4,740	241,171

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
BANKING — 9.2%, continued
Lakeland Financial Corp.	3,090	$201,344
National Bank Holdings Corp. - Class A	6,570	244,338
NBT Bancorp, Inc.	4,520	189,433
Northwest Bancshares, Inc.	21,190	264,451
OFG Bancorp	7,230	270,980
Pacific Premier Bancorp, Inc.	15,096	439,445
Park National Corp.	2,050	272,363
Pathward Financial, Inc.	6,750	357,278
Preferred Bank (a)	2,910	212,576
Provident Financial Services, Inc.	14,020	252,781
Renasant Corp.	5,600	188,608
Seacoast Banking Corp. of Florida	11,950	340,097
ServisFirst Bancshares, Inc.	10,670	710,942
Simmons First National Corp. - Class A (a)	6,440	127,770
SiriusPoint Ltd. (b)	21,000	243,600
Triumph Financial, Inc. (b)	5,040	404,107
Trustmark Corp.	4,460	124,345
United Community Banks, Inc.	18,510	541,603
Veritex Holdings, Inc.	6,100	141,947
Washington Federal, Inc.	7,540	248,518
WSFS Financial Corp.	7,320	336,208
		15,205,751
BEVERAGES — 0.1%
National Beverage Corp. (b)	4,440	220,757

BIOTECH & PHARMA — 3.5%
Alkermes plc (b)	8,830	244,944
Amphastar Pharmaceuticals, Inc. (b)	6,470	400,169
Arcus Biosciences, Inc. (b)	10,060	192,146
Catalyst Pharmaceutical, Inc. (b)	15,260	256,521
Certara, Inc. (b)	12,320	216,709
Collegium Pharmaceutical, Inc. (b)	9,800	301,644
Cytek Biosciences, Inc. (b)	13,860	126,403
Cytokinetics, Inc. (a)(b)	13,510	1,127,950
Dynavax Technologies Corp. (b)	20,100	280,998
Harmony Biosciences Holdings, Inc. (b)	4,890	157,947
Innoviva, Inc. (b)	11,970	191,999
Ironwood Pharmaceuticals, Inc. (b)	20,430	233,719
Ligand Pharmaceuticals, Inc. (b)	2,760	197,119
Organon & Co.	27,720	399,722
Pacira BioSciences, Inc. (b)	8,940	301,636
Prestige Consumer Healthcare, Inc. (b)	6,630	405,889
REGENXBIO, Inc. (b)	11,450	205,527
Supernus Pharmaceuticals, Inc. (b)	7,570	219,076
Vir Biotechnology, Inc. (b)	21,430	215,586
Xencor, Inc. (b)	8,400	178,332
		5,854,036
CABLE & SATELLITE — 0.1%
DISH Network Corp. - Class A (a)(b)	34,500	199,065

CHEMICALS — 3.0%
AdvanSix, Inc.	7,800	233,688
Balchem Corp.	5,560	827,050
H.B. Fuller Co.	10,240	833,638
Ingevity Corp. (b)	4,120	194,546
Innospec, Inc.	4,330	533,629
Materion Corp.	5,040	655,855
Minerals Technologies, Inc.	3,580	255,290

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
CHEMICALS — 3.0%, continued
Quaker Chemical Corp.	1,500	$320,130
Rogers Corp. (b)	3,610	476,773
Stepan Co.	2,730	258,122
WD-40 Co. (a)	1,810	432,717
		5,021,438
COMMERCIAL SUPPORT SERVICES — 2.8%
ABM Industries, Inc.	13,350	598,481
AMN Healthcare Services, Inc. (a)(b)	9,180	687,398
Brady Corp. - Class A	14,310	839,854
CorVel Corp. (a)(b)	2,390	590,832
Cross Country Healthcare, Inc. (b)	11,090	251,078
Enviri Corp. (a)(b)	29,730	267,570
Healthcare Services Group, Inc. (b)	24,290	251,887
Heidrick & Struggles International, Inc.	6,300	186,039
Korn Ferry	8,880	527,028
UniFirst Corp.	1,790	327,409
Vestis Corp.	6,480	136,987
		4,664,563
CONSUMER SERVICES — 1.0%
Adtalem Global Education, Inc. (b)	12,630	744,538
Medifast, Inc.	1,710	114,946
Perdoceo Education Corp.	16,740	293,954
Strategic Education, Inc. (a)	2,550	235,544
Stride, Inc. (b)	5,850	347,315
		1,736,297
CONTAINERS & PACKAGING — 0.5%
Myers Industries, Inc.	10,120	197,846
O-I Glass, Inc. (b)	14,660	240,130
Sealed Air Corp.	5,740	209,625
UFP Technologies, Inc. (b)	1,370	235,695
		883,296
ELECTRIC UTILITIES — 1.0%
Avista Corp.	12,550	448,537
Clearway Energy, Inc. - Class C	24,530	672,858
Otter Tail Corp. (a)	4,280	363,671
Unitil Corp.	2,380	125,117
		1,610,183
ELECTRICAL EQUIPMENT — 3.0%
AAON, Inc. (a)	14,805	1,093,645
Advanced Energy Industries, Inc. (a)	6,290	685,107
Alarm.com Holdings, Inc. (b)	7,330	473,664
Badger Meter, Inc.	6,300	972,531
Hayward Holdings, Inc. (b)	12,720	172,992
Itron, Inc. (b)	2,170	163,857
Mesa Laboratories, Inc.	840	88,007
OSI Systems, Inc. (b)	2,550	329,077
SPX Technologies, Inc. (b)	9,870	996,969
		4,975,849
ENGINEERING & CONSTRUCTION — 2.0%
Arcosa, Inc.	7,940	656,162
Dycom Industries, Inc. (a)(b)	4,400	506,396
Frontdoor, Inc. (b)	14,390	506,816
Granite Construction, Inc. (a)	7,530	382,976
Installed Building Products, Inc.	3,410	623,416
MYR Group, Inc. (b)	2,470	357,236

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
ENGINEERING & CONSTRUCTION — 2.0%, continued
NV5 Global, Inc. (b)	2,110	$234,463
		3,267,465
FOOD — 1.2%
B&G Foods, Inc. (a)	12,120	127,260
Cal-Maine Foods, Inc.	7,550	433,294
Hain Celestial Group, Inc. (The) (b)	20,110	220,204
J & J Snack Foods Corp.	1,740	290,824
Simply Good Foods Co. (The) (b)	9,530	377,388
TreeHouse Foods, Inc. (b)	9,670	400,822
W.K. Kellogg Co.	13,630	179,098
		2,028,890
FORESTRY, PAPER & WOOD PRODUCTS — 0.7%
Boise Cascade Co.	7,010	906,814
Sylvamo Corp.	3,510	172,376
		1,079,190
GAS & WATER UTILITIES — 1.3%
American States Water Co.	5,890	473,674
California Water Service Group	14,610	757,821
Chesapeake Utilities Corp.	4,970	524,981
Middlesex Water Co.	1,520	99,742
SJW Group	3,530	230,686
		2,086,904
HEALTH CARE FACILITIES & SERVICES — 2.2%
AdaptHealth Corp. (a)(b)	14,050	102,425
Addus HomeCare Corp. (b)	2,750	255,338
Agiliti, Inc. (b)	28,560	226,195
Ensign Group, Inc. (The) (a)	8,010	898,802
Fortrea Holdings, Inc. (a)(b)	7,690	268,381
Fulgent Genetics, Inc. (b)	6,100	176,351
NeoGenomics, Inc. (a)(b)	17,840	288,651
Owens & Minor, Inc. (b)	12,410	239,141
Premier, Inc. - Class A	10,500	234,780
RadNet, Inc. (b)	11,320	393,596
Select Medical Holdings Corp.	16,840	395,740
U.S. Physical Therapy, Inc.	2,080	193,731
		3,673,131
HOME & OFFICE PRODUCTS — 0.7%
HNI Corp. (a)	7,870	329,202
iRobot Corp. (b)	3,560	137,772
MillerKnoll, Inc.	10,390	277,205
Newell Brands, Inc.	50,860	441,465
		1,185,644
HOME CONSTRUCTION — 3.7%
American Woodmark Corp. (b)	2,980	276,693
Armstrong World Industries, Inc.	1,500	147,480
Cavco Industries, Inc. (a)(b)	1,950	675,909
Century Communities, Inc.	2,300	209,622
Green Brick Partners, Inc. (b)	5,000	259,700
Griffon Corp.	3,880	236,486
Interface, Inc.	25,680	324,082
LGI Homes, Inc. (b)	3,980	529,977
M/I Homes, Inc. (b)	3,510	483,467
Masterbrand, Inc. (b)	15,020	223,047
MDC Holdings, Inc.	10,555	583,164
Meritage Homes Corp.	6,110	1,064,362
Patrick Industries, Inc.	2,420	242,847

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
HOME CONSTRUCTION — 3.7%, continued
PGT Innovations, Inc. (b)	9,950	$404,965
TRI Pointe Homes, Inc. (b)	14,490	512,946
		6,174,747
HOUSEHOLD PRODUCTS — 0.7%
Central Garden & Pet Co. (b)	3,630	181,899
Edgewell Personal Care Co. (a)	6,520	238,828
Energizer Holdings, Inc.	6,800	215,424
Nu Skin Enterprises, Inc. - Class A	7,900	153,418
Quanex Building Products Corp.	11,930	364,700
		1,154,269
INDUSTRIAL INTERMEDIATE PRODUCTS — 1.5%
Enpro, Inc. (a)	3,620	567,399
Gibraltar Industries, Inc. (b)	5,860	462,823
Insteel Industries, Inc.	3,950	151,246
Mueller Industries, Inc.	17,000	801,550
Proto Labs, Inc. (a)(b)	4,540	176,878
Standex International Corp.	2,030	321,511
		2,481,407
INDUSTRIAL SUPPORT SERVICES — 0.9%
Applied Industrial Technologies, Inc.	6,000	1,036,140
DXP Enterprises, Inc. (b)	5,460	184,002
Resideo Technologies, Inc. (b)	18,410	346,476
		1,566,618
INSTITUTIONAL FINANCIAL SERVICES — 1.0%
Moelis & Co. - Class A (a)	7,690	431,640
Piper Sandler Cos.	3,730	652,265
PJT Partners, Inc. - Class A	2,180	222,077
StoneX Group, Inc. (b)	3,615	266,895
		1,572,877
INSURANCE — 3.7%
Ambac Financial Group, Inc. (b)	10,910	179,797
American Equity Investment Life Holding Co. (a)(b)	12,720	709,776
Assured Guaranty Ltd.	7,980	597,143
Genworth Financial, Inc. - Class A (b)	116,460	777,953
Goosehead Insurance, Inc. - Class A (b)	3,070	232,706
Horace Mann Educators Corp.	5,960	194,892
Jackson Financial, Inc. - Class A	8,980	459,776
Lincoln National Corp.	26,790	722,526
Mercury General Corp.	4,640	173,118
NMI Holdings, Inc. - Class A (b)	14,340	425,611
Palomar Holdings, Inc. (b)	3,850	213,675
ProAssurance Corp.	17,110	235,947
Radian Group, Inc.	20,170	575,853
Safety Insurance Group, Inc.	1,630	123,864
Trupanion, Inc. (a)(b)	6,280	191,603
United Fire Group, Inc.	11,630	233,996
		6,048,236
INTERNET MEDIA & SERVICES — 1.0%
CarGurus, Inc. (b)	11,260	272,042
Cars.com, Inc. (b)	9,720	184,388
Shutterstock, Inc.	3,610	174,291
TechTarget, Inc. (b)	4,120	143,623
TripAdvisor, Inc. (b)	14,320	308,310

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
INTERNET MEDIA & SERVICES — 1.0%, continued
Yelp, Inc. (b)	11,460	$542,516
		1,625,170
LEISURE FACILITIES & SERVICES — 2.1%
Bloomin’ Brands, Inc. (a)	18,470	519,930
Brinker International, Inc. (a)(b)	7,800	336,804
Cheesecake Factory, Inc. (The) (a)	7,530	263,625
Chuy’s Holdings, Inc. (b)	6,950	265,698
Cinemark Holdings, Inc. (b)	16,910	238,262
Cracker Barrel Old Country Store, Inc. (a)	1,550	119,474
Dave & Buster’s Entertainment, Inc. (b)	5,970	321,485
Dine Brands Global, Inc. (a)	3,280	162,852
Jack in the Box, Inc.	2,970	242,441
Papa John’s International, Inc.	5,490	418,503
Shake Shack, Inc. - Class A (b)	5,180	383,942
Six Flags Entertainment Corp.	10,490	263,089
		3,536,105
LEISURE PRODUCTS — 0.6%
LCI Industries	4,750	597,122
Topgolf Callaway Brands Corp. (a)(b)	8,680	124,471
Winnebago Industries, Inc.	3,720	271,114
		992,707
MACHINERY — 3.0%
Alamo Group, Inc.	1,800	378,342
Astec Industries, Inc.	4,830	179,676
Enerpac Tool Group Corp.	19,940	619,935
ESCO Technologies, Inc.	2,890	338,217
Federal Signal Corp.	4,750	364,515
Franklin Electric Co., Inc.	6,300	608,895
Hillenbrand, Inc.	7,280	348,348
Ichor Holdings Ltd. (b)	8,140	273,748
John Bean Technologies Corp.	5,325	529,571
Kennametal, Inc.	450	11,606
Lindsay Corp.	3,140	405,562
Stellar Bancorp, Inc.	8,879	247,191
Tennant Co.	2,040	189,088
Titan International, Inc. (b)	33,750	502,200
		4,996,894
MEDICAL EQUIPMENT & DEVICES — 2.9%
Artivion, Inc. (b)	7,320	130,882
Avanos Medical, Inc. (b)	8,170	183,253
BioLife Solutions, Inc. (a)(b)	15,770	256,262
CONMED Corp.	3,920	429,279
Embecta Corp.	6,910	130,806
Glaukos Corp. (a)(b)	7,100	564,379
ICU Medical, Inc. (b)	850	84,779
Integer Holdings Corp. (a)(b)	4,160	412,173
LeMaitre Vascular, Inc.	5,530	313,883
Merit Medical Systems, Inc. (b)	10,140	770,234
Myriad Genetics, Inc. (b)	13,280	254,179
Omnicell, Inc. (b)	3,160	118,911
OraSure Technologies, Inc. (b)	28,300	232,060
STAAR Surgical Co. (b)	8,010	249,992
Tandem Diabetes Care, Inc. (a)(b)	9,020	266,812
Varex Imaging Corp. (b)	8,210	168,305
Vericel Corp. (a)(b)	6,960	247,846
		4,814,035

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
METALS & MINING — 1.4%
Alpha Metallurgical Resources, Inc. (a)	1,690	$572,775
Century Aluminum Co. (b)	13,620	165,347
Encore Wire Corp. (a)	3,620	773,232
Haynes International, Inc.	4,750	270,987
Kaiser Aluminum Corp.	2,420	172,280
SunCoke Energy, Inc.	30,440	326,925
		2,281,546
OIL & GAS PRODUCERS — 1.7%
Core Laboratories, Inc. (a)	42,210	745,429
CVR Energy, Inc. (a)	31,360	950,208
SM Energy Co. (a)	22,970	889,398
Talos Energy, Inc. (b)	20,310	289,011
		2,874,046
OIL & GAS SERVICES & EQUIPMENT — 1.0%
Bristow Group, Inc. (b)	39,022	1,103,152
Nabors Industries Ltd. (b)	3,150	257,134
U.S. Silica Holdings, Inc. (b)	18,970	214,551
		1,574,837
PUBLISHING & BROADCASTING — 0.3%
E.W. Scripps Co. (The) - Class A (b)	9,880	78,941
John Wiley & Sons, Inc. - Class A	7,180	227,893
Scholastic Corp.	4,200	158,340
		465,174
REAL ESTATE OWNERS & DEVELOPERS — 0.1%
St. Joe Co. (The)	2,610	157,070

REAL ESTATE SERVICES — 0.6%
Anywhere Real Estate, Inc. (b)	32,900	266,819
Cushman & Wakefield plc (b)	17,860	192,888
eXp World Holdings, Inc. (a)	9,950	154,424
Marcus & Millichap, Inc.	6,930	302,702
		916,833
REITS — 6.7%
Acadia Realty Trust (a)	10,440	177,376
Alexander & Baldwin, Inc.	13,880	263,998
American Assets Trust, Inc.	5,770	129,883
Apple Hospitality REIT, Inc.	26,940	447,474
Armada Hoffler Properties, Inc.	12,440	153,883
Brandywine Realty Trust	50,190	271,026
CareTrust REIT, Inc.	12,440	278,407
Chatham Lodging Trust	14,320	153,511
Community Healthcare Trust, Inc.	4,290	114,286
DiamondRock Hospitality Co.	28,340	266,113
Douglas Emmett, Inc.	25,910	375,695
Easterly Government Properties, Inc.	9,670	129,965
Elme Communities	8,560	124,976
Essential Properties Realty Trust, Inc. (a)	18,920	483,595
Four Corners Property Trust, Inc.	8,360	211,508
Franklin BSP Realty Trust, Inc. (a)	21,422	289,411
Getty Realty Corp.	8,400	245,448
Global Net Lease, Inc. (a)	39,280	390,836
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	15,340	423,077
Highwoods Properties, Inc. (a)	13,520	310,419
Hudson Pacific Properties, Inc.	23,360	217,482

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
REITS — 6.7%, continued
Innovative Industrial Properties, Inc.	1,220	$123,000
JBG SMITH Properties (a)	11,590	197,146
LTC Properties, Inc.	2,930	94,112
LXP Industrial Trust	32,120	318,630
Macerich Co. (The)	33,280	513,510
Outfront Media, Inc.	24,990	348,860
Pebblebrook Hotel Trust	16,060	256,639
Phillips Edison & Co., Inc. (a)	13,700	499,776
Retail Opportunity Investments Corp.	14,970	210,029
Safehold, Inc. (a)	9,118	213,361
Saul Centers, Inc.	3,420	134,303
Service Properties Trust (a)	28,860	246,464
SITE Centers Corp.	25,140	342,658
SL Green Realty Corp. (a)	17,480	789,572
Summit Hotel Properties, Inc.	23,710	159,331
Sunstone Hotel Investors, Inc.	12,360	132,623
Tanger Factory Outlet Centers, Inc. (a)	16,810	465,973
Uniti Group, Inc.	35,680	206,230
Urban Edge Properties (a)	13,970	255,651
Xenia Hotel & Resorts, Inc.	8,950	121,899
		11,088,136
RENEWABLE ENERGY — 0.7%
Green Plains, Inc. (b)	7,060	178,053
SolarEdge Technologies, Inc. (a)(b)	9,370	877,032
SunPower Corp. (a)(b)	28,580	138,042
		1,193,127
RETAIL - CONSUMER STAPLES — 0.3%
SpartanNash Co.	18,290	419,756

RETAIL - DISCRETIONARY — 7.0%
Abercrombie & Fitch Co. - Class A (b)	13,550	1,195,381
Academy Sports & Outdoors, Inc. (a)	16,030	1,057,980
Advance Auto Parts, Inc.	8,030	490,071
American Eagle Outfitters, Inc.	24,760	523,922
America’s Car-Mart, Inc. (b)	3,250	246,252
Asbury Automotive Group, Inc. (a)(b)	3,100	697,407
Boot Barn Holdings, Inc. (b)	4,560	350,026
Buckle, Inc. (The)	5,380	255,658
Caleres, Inc. (a)	10,210	313,753
Chico’s FAS, Inc. (b)	40,780	309,112
Ethan Allen Interiors, Inc.	12,700	405,384
Foot Locker, Inc. (a)	12,600	392,490
GMS, Inc. (b)	7,050	581,131
Group 1 Automotive, Inc.	3,050	929,457
Guess?, Inc. (a)	9,260	213,536
Hibbett, Inc. (a)	5,140	370,183
Kohl’s Corp. (a)	13,800	395,784
La-Z-Boy, Inc.	6,970	257,332
MarineMax, Inc. (b)	4,440	172,716
Monro, Inc.	5,420	159,023
National Vision Holdings, Inc. (a)(b)	13,350	279,415
ODP Corp. (The) (b)	7,677	432,215
Sally Beauty Holdings, Inc. (a)(b)	15,060	199,997
Shoe Carnival, Inc.	5,100	154,071
Signet Jewelers Ltd.	5,740	615,672
Urban Outfitters, Inc. (b)	10,750	383,668

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
RETAIL - DISCRETIONARY — 7.0%, continued
Victoria’s Secret & Co. (b)	8,400	$222,936
		11,604,572
SEMICONDUCTORS — 2.8%
Axcelis Technologies, Inc. (b)	5,580	723,670
Cohu, Inc. (b)	7,270	257,285
CTS Corp.	6,010	262,878
Diodes, Inc. (b)	6,230	501,640
FormFactor, Inc. (b)	11,450	477,580
Kulicke & Soffa Industries, Inc.	9,850	538,992
MaxLinear, Inc. (b)	8,610	204,660
Photronics, Inc. (b)	16,690	523,565
Semtech Corp. (b)	9,730	213,184
SiTime Corp. (b)	1,990	242,939
SMART Global Holdings, Inc. (b)	7,040	133,267
Ultra Clean Holdings, Inc. (b)	7,980	272,437
Veeco Instruments, Inc. (b)	8,620	267,479
		4,619,576
SOFTWARE — 3.7%
ACI Worldwide, Inc. (b)	4,180	127,908
Adeia, Inc.	14,711	182,269
Agilysys, Inc. (b)	6,190	525,036
Apollo Medical Holdings, Inc. (b)	3,520	134,816
Cerence, Inc. (b)	13,940	274,060
Digi International, Inc. (b)	11,930	310,180
Digital Turbine, Inc. (b)	32,740	224,596
Donnelley Financial Solutions, Inc. (b)	6,550	408,524
DoubleVerify Holdings, Inc. (a)(b)	15,840	582,595
Envestnet, Inc. (b)	2,560	126,771
PDF Solutions, Inc. (b)	9,190	295,367
Privia Health Group, Inc. (b)	9,310	214,409
Progress Software Corp.	6,410	348,063
Schrodinger, Inc. (b)	6,200	221,960
Simulations Plus, Inc.	4,350	194,663
SPS Commerce, Inc. (b)	5,620	1,089,381
Veradigm, Inc. (b)	13,450	141,091
Verra Mobility Corp. (b)	24,480	563,774
Xperi, Inc. (b)	14,004	154,324
		6,119,787
SPECIALTY FINANCE — 3.0%
Apollo Commercial Real Estate Finance, Inc. (a)	20,490	240,553
Arbor Realty Trust, Inc. (a)	24,230	367,811
ARMOUR Residential REIT, Inc. (a)	13,082	252,744
Blackstone Mortgage Trust, Inc. - Class A (a)	5,060	107,626
Bread Financial Holdings, Inc.	3,640	119,902
Deluxe Corp. (a)	6,430	137,923
Ellington Financial, Inc. (a)	15,050	191,286
Encore Capital Group, Inc. (b)	3,150	159,863
Enova International, Inc. (b)	7,260	401,914
KKR Real Estate Finance Trust, Inc.	13,750	181,913
Mr. Cooper Group, Inc. (b)	12,710	827,675
Navient Corp.	4,360	81,183
New York Mortgage Trust, Inc.	22,582	192,624
PennyMac Mortgage Investment Trust (a)	14,450	216,028
PRA Group, Inc. (b)	6,530	171,086
Ready Capital Corp. (a)	19,700	201,925
Redwood Trust, Inc. (a)	19,810	146,792
Stewart Information Services Corp.	2,460	144,525

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
SPECIALTY FINANCE — 3.0%, continued
Two Harbors Investment Corp. (a)	10,280	$143,200
Walker & Dunlop, Inc.	4,340	481,783
World Acceptance Corp. (b)	1,310	170,994
		4,939,350
STEEL — 1.1%
ATI, Inc. (a)(b)	21,650	984,426
Carpenter Technology Corp.	6,590	466,572
TimkenSteel Corp. (b)	17,280	405,216
		1,856,214
TECHNOLOGY HARDWARE — 4.0%
3D Systems Corp. (b)	13,570	86,170
ADTRAN, Inc.	33,940	249,120
Arlo Technologies, Inc. (a)(b)	33,990	323,585
Benchmark Electronics, Inc.	8,080	223,331
Extreme Networks, Inc. (b)	29,990	529,024
Fabrinet (b)	5,750	1,094,398
Harmonic, Inc. (a)(b)	29,630	386,375
InterDigital, Inc.	6,470	702,254
Knowles Corp. (b)	18,120	324,529
NetScout Systems, Inc. (b)	7,500	164,625
Pitney Bowes, Inc.	38,260	168,344
Plexus Corp. (b)	4,900	529,837
Sanmina Corp. (a)(b)	13,090	672,433
Sonos, Inc. (b)	7,310	125,293
TTM Technologies, Inc. (b)	20,020	316,516
Viavi Solutions, Inc. (b)	24,360	245,305
Vicor Corp. (b)	2,860	128,528
Xerox Holdings Corp.	15,110	276,966
		6,546,633
TECHNOLOGY SERVICES — 2.1%
CSG Systems International, Inc.	3,400	180,914
DXC Technology Co. (b)	19,400	443,678
EVERTEC, Inc.	10,810	442,561
Green Dot Corp. - Class A (b)	25,360	251,064
Insight Enterprises, Inc. (a)(b)	5,930	1,050,737
LiveRamp Holdings, Inc. (b)	10,470	396,603
Payoneer Global, Inc. (b)	34,870	181,673
Perficient, Inc. (b)	4,700	309,354
Sabre Corp. (b)	54,990	241,956
		3,498,540
TELECOMMUNICATIONS — 0.5%
Cogent Communications Holdings, Inc.	5,100	387,906
Lumen Technologies, Inc. (a)(b)	162,730	297,796
Telephone and Data Systems, Inc.	6,370	116,889
		802,591
TRANSPORTATION & LOGISTICS — 3.0%
Alaska Air Group, Inc. (b)	16,610	648,953
Allegiant Travel Co.	2,520	208,177
ArcBest Corp.	6,890	828,247
Forward Air Corp.	4,570	287,316
Hub Group, Inc. - Class A (b)	9,370	861,478
JetBlue Airways Corp. (b)	27,380	151,959
Marten Transport Ltd.	18,180	381,416
Matson, Inc.	6,440	705,824
RXO, Inc. (b)	6,260	145,607
SkyWest, Inc. (b)	10,660	556,452

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2023

	Shares	Fair Value
COMMON STOCKS — 99.0%, continued
TRANSPORTATION & LOGISTICS — 3.0%, continued
Sun Country Airlines Holdings, Inc. (b)	14,580	$229,052
		5,004,481
TRANSPORTATION EQUIPMENT — 0.5%
Greenbrier Cos., Inc. (The)	6,020	265,964
Trinity Industries, Inc.	8,880	236,119
Wabash National Corp. (a)	15,190	389,168
		891,251
WHOLESALE - CONSUMER STAPLES — 1.0%
Andersons, Inc. (The)	20,960	1,206,039
Chefs’ Warehouse, Inc. (The) (b)	8,340	245,446
United Natural Foods, Inc. (b)	9,370	152,075
		1,603,560
WHOLESALE - DISCRETIONARY — 1.2%
ePlus, Inc. (b)	4,560	364,070
G-III Apparel Group Ltd. (b)	9,060	307,859
Leslie’s, Inc. (a)(b)	23,260	160,727
OPENLANE, Inc. (b)	12,030	178,164
ScanSource, Inc. (b)	23,700	938,757
		1,949,577
TOTAL COMMON STOCKS (COST $113,023,591)		$163,713,650

RIGHTS — 0.0% (c)
MEDICAL EQUIPMENT & DEVICES — 0.0% (c)
OmniAb, Inc. (b)(d)(e) (COST $0)	2,092	1,730

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Impact Capital, Inc. (d)	1.000%	06/14/24	$100,000	$97,519
Calvert Impact Capital, Inc. (d)	3.000%	06/17/24	60,000	59,013
Calvert Impact Capital, Inc. (d)	3.000%	12/15/24	90,000	87,597
Calvert Impact Capital, Inc. (d)	2.500%	06/13/25	150,000	143,186
Calvert Impact Capital, Inc. (d)	2.500%	12/15/25	280,000	263,333
Calvert Impact Capital, Inc. (d)	4.000%	06/15/28	180,000	167,858
Calvert Impact Capital, Inc. (d)	5.000%	12/15/28	220,000	220,000
Capital Impact Partners Investment (d)	5.750%	06/15/24	180,000	180,320
Capital Impact Partners Investment (d)	5.000%	12/15/26	200,000	200,676
TOTAL CORPORATE NOTES (COST $1,460,000)				$1,419,502

	Shares	Fair Value
MONEY MARKET FUNDS — 0.0% (c)
First American Government Obligations Fund - Class X, 5.29% (f) (COST $73,994)	73,994	$73,994

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING — 17.6%
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (f)(g) (COST $29,068,595)	29,068,595	29,068,595

TOTAL INVESTMENTS - (COST $143,626,180) — 117.5%		$194,277,471
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.5%)		(28,964,613)
NET ASSETS — 100.0%		$165,312,858

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of December 31, 2023 was $27,949,910 (Note 8).
(b)	Non-income producing security.
(c)	Percentage rounds to less than 0.1%.
(d)	Illiquid securities are as follows:
	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Impact Capital, Inc., 1.000%, 06/14/24	06/15/21	$100,000	$97,519	0.1%
Calvert Impact Capital, Inc., 3.000%, 06/17/24	06/17/19	60,000	59,013	0.0	%(c)
Calvert Impact Capital, Inc., 3.000%, 12/15/24	12/12/19	90,000	87,597	0.1%
Calvert Impact Capital, Inc., 2.500%, 06/13/25	06/12/20	150,000	143,186	0.1%
Calvert Impact Capital, Inc., 2.500%, 12/15/25	12/15/20	280,000	263,333	0.2%
Calvert Impact Capital, Inc., 4.000% 06/15/28	06/15/23	180,000	167,858	0.1%
Calvert Impact Capital, Inc., 5.000% 12/15/28	12/15/23	220,000	220,000	0.1%
Capital Impact Partners Investment, 5.750%, 06/15/24	06/20/23	180,000	180,320	0.1%
Capital Impact Partners Investment, 5.000%, 12/15/26	12/15/23	200,000	200,676	0.1%
OmniAb, Inc.	11/02/22	—	1,730	0.0	%(c)
		$1,460,000	$1,421,232	0.9%

(e)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities was $1,730 as of December 31, 2023, representing 0.0% (c) of net assets.

(f)	The rate shown is the 7-day effective yield as of December 31, 2023.
(g)	The security was purchased with cash collateral received from securities on loan (Note 8).

plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

At the beginning of 2023, the market expected a mild recession by the second half of the year. Instead, GDP was solid throughout the year. Inflation moved lower over 2023, but not enough that the Federal Reserve (the Fed) felt pressure to lower the Fed Funds rate. Even though the Fed Funds rate was stable, interest rates fell, and the stock market increased in the fourth quarter as the market anticipated potential rate decreases in 2024.

The S&P 500 was up 26.26% in 2023. The small cap market – as represented by the S&P SmallCap 600 – was up 16.05%. Equity style mattered in 2023 as large cap growth stocks performed better than large cap value stocks, and the same pattern repeated with small cap stocks. The S&P 500 Growth Index was up 30.06%, while the S&P 500 Value Index was up 22.23%.

International developed markets did better than emerging markets in 2023. The Morningstar Developed Markets ex-US TME NR® Index was up 17.88%, while the Morningstar Emerging Markets TME NR® Index was up 10.07%. The Morningstar Global ex-US TME NR® Index includes both indexes in a proportion of about 70% developed and 30% emerging – its return for the year was up 15.64%. Over the last five years, developed markets outperformed emerging markets, with an 8.57% annualized return versus a 4.37% annualized return, and this pattern holds over the last 10 years as well with developed markets showing a 4.37% annualized return versus a 3.35% annualized return.

The Bloomberg U.S. Aggregate Index returned 5.53% for 2023.

The asset allocation strategies pursued by the Genesis Portfolios do not lend themselves to easy benchmarking with a public multi-asset class index, but we have found that the S&P Target Risk indexes are the best available option.

Year ending as of December 31, 2023:

●	The Genesis Conservative Portfolio’s Class A Shares (without load) returned 9.77%, which underperformed the S&P Target Risk Conservative Index return of 10.94%.

●	The Genesis Balanced Portfolio’s Class A Shares (without load) return was 14.15%, which underperformed the S&P Target Risk Growth Index’s return of 15.38%.

●	The Genesis Growth Portfolio’s Class A Shares (without load) return was 16.98%, which underperformed the S&P Target Risk Aggressive Index’s return of 18.40%.

The underlying investments in the Genesis Portfolios are the Praxis Impact Bond Fund, the Praxis Growth Index Fund, the Praxis Value Index Fund, the Praxis Small Cap Index Fund, and the Praxis International Index Fund. These Funds are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying funds, relying on the premise that the higher risk equity funds are expected to generate higher long-term returns than the lower risk fixed income investments. 2023 was a year when the higher risk of stocks helped the performance for portfolios that had a higher stock allocation.

Each of the portfolios benefited from the relative outperformance of the Praxis Impact Bond Fund and the Praxis Small Cap Index Fund versus their respective benchmarks. The Praxis Growth Index Fund, Praxis Value Index Fund, and the Praxis International Index Fund underperformed their respective benchmarks for 2023.

Benjamin Bailey, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

Dale Snyder, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2023, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/13 to 12/31/23

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/13 to 12/31/23 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Conservative Portfolio
Class A *	12/31/09	4.02%	-2.47%	2.97%	2.92%	1.06%	1.06%
Class A (Without Load)	12/31/09	9.77%	-0.70%	4.08%	3.48%
S&P Target Risk Conservative Index [1]		10.94%	0.06%	4.60%	3.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated May 1, 2023.

1    S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-traded funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Conservative Portfolio

December 31, 2023

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.0%
DEBT FUND — 70.0%
Praxis Impact Bond Fund - Class I	1,830,249	$17,204,337

EQUITY FUND — 30.0%
Praxis Growth Index Fund - Class I	60,538	2,264,723
Praxis International Index Fund - Class I	180,078	2,229,367
Praxis Small Cap Index Fund - Class I	54,380	606,337
Praxis Value Index Fund - Class I	131,665	2,272,532
		7,372,959
TOTAL AFFILIATED MUTUAL FUNDS (COST $22,098,063)		$24,577,296

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 5.29% (b) (COST $6,464)	6,464	6,464

TOTAL INVESTMENTS - (COST $22,104,527) — 100.0%		$24,583,760
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (a)		(11,200)
NET ASSETS — 100.0%		$24,572,560

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/13 to 12/31/23

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/13 to 12/31/23 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Balanced Portfolio
Class A *	12/31/09	8.14%	0.50%	6.32%	4.92%	0.94%	0.94%
Class A (Without Load)	12/31/09	14.15%	2.31%	7.48%	5.48%
S&P Target Risk Growth Index [1]		15.38%	2.87%	7.73%	5.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated May 1, 2023.

1    S&P Target Risk Growth Index seeks to provide increased exposure to equities, while using fixed income to dampen risk. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-trade funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

See accompanying notes to financial statements.

Schedule of Investments

Praxis Genesis Balanced Portfolio

December 31, 2023

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.0%
DEBT FUND — 40.0%
Praxis Impact Bond Fund - Class I	3,843,072	$36,124,880

EQUITY FUND — 60.0%
Praxis Growth Index Fund - Class I	384,748	14,393,409
Praxis International Index Fund - Class I	1,323,238	16,381,685
Praxis Small Cap Index Fund - Class I	799,328	8,912,511
Praxis Value Index Fund - Class I	836,646	14,440,515
		54,128,120
TOTAL AFFILIATED MUTUAL FUNDS (COST $68,776,158)		$90,253,000

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 5.29% (b) (COST $1,325)	1,325	1,325

TOTAL INVESTMENTS - (COST $68,777,483) — 100.0%		$90,254,325
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (a)		(37,341)
NET ASSETS — 100.0%		$90,216,984

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/13 to 12/31/23

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/13 to 12/31/23 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Growth Portfolio
Class A *	12/31/09	10.87%	2.38%	8.38%	6.07%	0.94%	0.94%
Class A (Without Load)	12/31/09	16.98%	4.24%	9.56%	6.64%
S&P Target Risk Aggressive Index [1]		18.40%	4.71%	9.78%	7.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated May 1, 2023.

1    S&P Target Risk Aggressive Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed income to enhance portfolio efficiency. The series is comprised of four multi-asset class indices. The index is comprised exclusively of exchange-traded funds.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

See accompanying notes to financial statements.

Schedule of Investments

Praxis Genesis Growth Portfolio

December 31, 2023

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.0%
DEBT FUND — 20.0%
Praxis Impact Bond Fund - Class I	2,208,424	$20,759,181

EQUITY FUND — 80.0%
Praxis Growth Index Fund - Class I	566,548	21,194,543
Praxis International Index Fund - Class I	2,027,955	25,106,077
Praxis Small Cap Index Fund - Class I	1,378,092	15,365,723
Praxis Value Index Fund - Class I	1,232,027	21,264,778
		82,931,121
TOTAL AFFILIATED MUTUAL FUNDS (COST $73,654,286)		$103,690,302

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 5.29% (b) (COST $946)	946	946

TOTAL INVESTMENTS - (COST $73,655,232) — 100.0%		$103,691,248
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%) (a)		(43,079)
NET ASSETS — 100.0%		$103,648,169

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

Statements of Assets & Liabilities

December 31, 2023

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Assets
Investments in unaffiliated securities, at cost	$931,415,492	$303,406,630	$442,081,440	$293,062,376	$143,626,180
Investments in unaffiliated securities, at fair value*	$868,251,734	$420,122,611	$521,048,449	$544,047,176	$194,277,471
Cash	—	—	9,165	30,270	568
Receivable for capital shares sold	1,755,277	646,824	740,550	568,256	232,826
Receivable for investments sold	150	196,333	—	—	—
Receivable for dividends and interest	5,760,997	701,122	714,263	357,704	209,170
Receivable for tax reclaims	35,491	816,463	—	—	—
Prepaid expenses and other assets	63,424	31,745	73,902	52,019	25,530
Total Assets	875,867,073	422,515,098	522,586,329	545,055,425	194,745,565

Liabilities
Due to custodian	—	25,583	—	—	—
Payable for capital shares redeemed	390,031	121,322	255,111	497,626	285,099
Payable for return of collateral received for securities on loan	21,753,156	25,831,034	22,157,886	3,548,433	29,068,595
Accrued expenses and other payables:
Investment advisory fees	255,190	145,925	100,921	107,831	45,667
Administration fees	29,956	13,975	17,750	19,195	5,772
Distribution fees	7,012	2,629	6,355	18,460	1,250
Other	124,428	100,315	76,443	88,341	26,324
Total Liabilities	22,559,773	26,240,783	22,614,466	4,279,886	29,432,707

Net Assets	$853,307,300	$396,274,315	$499,971,863	$540,775,539	$165,312,858

Components of Net Assets
Paid-in capital	$927,219,314	$322,026,133	$378,188,601	$279,582,755	$125,852,652
Distributable earnings (accumulated deficit)	(73,912,014)	74,248,182	121,783,262	261,192,784	39,460,206
Net Assets	$853,307,300	$396,274,315	$499,971,863	$540,775,539	$165,312,858

Pricing of Class A Shares
Net assets attributable to Class A shares	$33,488,924	$12,462,600	$30,598,157	$88,259,827	$6,140,517
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	3,543,614	1,010,857	1,757,927	2,389,489	614,837
Net asset value, offering price and redemption price per share*	$9.45	$12.33	$17.41	$36.94	$9.99
Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$9.82	$13.01	$18.37	$38.99	$10.54

Pricing of Class I Shares
Net assets attributable to Class I shares	$819,818,376	$383,811,715	$469,373,706	$452,515,712	$159,172,341
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	87,184,552	31,004,715	27,201,939	12,094,780	14,281,493
Net asset value and redemption price per share	$9.40	$12.38	$17.26	$37.41	$11.15
*Includes fair value of securities on loan	$21,234,956	$25,180,572	$21,524,178	$3,462,708	$27,949,910

See accompanying notes to financial statements.

Statements of Assets & Liabilities, continued

December 31, 2023

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Assets
Investments in affiliated securities, at cost	$22,098,063	$68,776,158	$73,654,286
Investments in unaffiliated securities, at cost	6,464	1,325	946
Investments in affiliated securities, at fair value	$24,577,296	$90,253,000	$103,690,302
Investments in unaffiliated securities, at fair value	6,464	1,325	946
Receivable for capital shares sold	516	26,502	13,091
Receivable for investments sold	18,811	—	—
Receivable for dividends	28	6	4
Prepaid expenses and other assets	7,206	10,213	11,529
Total Assets	24,610,321	90,291,046	103,715,872

Liabilities
Payable for capital shares redeemed	19,327	200	163
Payable for investments purchased	—	26,302	12,178
Accrued expenses and other payables:
Investment advisory fees	1,029	3,751	4,304
Administration fees	614	2,235	2,563
Distribution fees	5,144	18,754	21,520
Other	11,647	22,820	26,975
Total Liabilities	37,761	74,062	67,703

Net Assets	$24,572,560	$90,216,984	$103,648,169

Components of Net Assets
Paid-in capital	$22,503,406	$69,442,555	$74,399,776
Distributable earnings	2,069,154	20,774,429	29,248,393
Net Assets	$24,572,560	$90,216,984	$103,648,169

Pricing of Class A Shares
Net assets attributable to Class A shares	$24,572,560	$90,216,984	$103,648,169
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	$2,107,846	$6,077,982	$5,879,047
Net asset value and redemption price per share	$11.66	$14.84	$17.63
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$12.31	$15.66	$18.61

See accompanying notes to financial statements.

Statements of Operations

For the year ended December 31, 2023

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Investment Income
Dividends	$717,295	$12,665,600	$9,145,882	$6,629,663	$2,581,118
Foreign tax withholding	—	(1,665,687)	(603)	(1,294)	(2,291)
Securities lending income	75,234	369,285	40,972	31,693	65,624
Interest	26,025,523	97,503	110,546	141,668	40,122
Total Investment Income	26,818,052	11,466,701	9,296,797	6,801,730	2,684,573

Expenses
Investment advisory fees	2,804,106	1,653,440	1,089,915	1,202,818	455,649
Administration fees	333,199	162,268	193,021	217,519	65,872
Transfer agent fees - Class A	43,960	22,632	26,244	50,384	8,919
Transfer agent fees - Class I	147,359	50,794	137,065	128,681	21,798
Distribution fees - Class A	80,184	29,421	71,376	203,255	13,993
Custodian fees	40,856	88,836	38,088	44,061	14,388
Registration fees - Class A	8,043	7,561	5,050	11,876	11,930
Registration fees - Class I	42,433	31,910	42,422	36,655	24,483
Trustee fees and expenses	69,921	35,088	41,007	46,195	14,678
Pricing fees	91,094	79,981	7,124	4,507	10,492
Legal fees	65,907	32,299	38,298	43,198	13,223
Audit and tax services fees	41,421	54,552	28,147	29,580	14,359
Insurance fees	27,706	15,941	17,369	19,613	6,356
Other expenses	71,948	47,574	63,832	70,355	32,401
Total Expenses	3,868,137	2,312,297	1,798,958	2,108,697	708,541
Recoupment of prior Class A expenses contractually reduced by Investment Adviser	—	—	—	—	4,400
Net Expenses	3,868,137	2,312,297	1,798,958	2,108,697	712,941

Net Investment Income	22,949,915	9,154,404	7,497,839	4,693,033	1,971,632

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(3,056,586)	(2,758,225)	41,979,215	10,026,710	(3,355,617)
Net realized losses on foreign currency transactions	—	(109,225)	—	—	—
Change in unrealized appreciation/(depreciation) of investments	23,096,179	45,679,513	32,660,654	114,400,560	26,103,637
Change in unrealized appreciation/(depreciation) of foreign currency translations	—	40,985	—	—	—
Net Realized and Unrealized Gains on Investments and Foreign Currency Transactions	20,039,593	42,853,048	74,639,869	124,427,270	22,748,020
Net Change in Net Assets from Operations	$42,989,508	$52,007,452	$82,137,708	$129,120,303	$24,719,652

See accompanying notes to financial statements.

Statements of Operations, continued

For the year ended December 31, 2023

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Investment Income
Dividends from affiliates	$636,017	$1,946,370	$2,001,975
Dividends from non-affiliates	311	65	48
Total Investment Income	636,328	1,946,435	2,002,023

Expenses
Distribution fees - Class A	61,154	211,986	236,226
Transfer agent fees	19,506	59,909	87,752
Investment advisory fees	12,231	42,398	47,247
Registration and filing fees	26,626	25,344	27,045
Administration fees	7,333	25,423	28,331
Audit and tax services fees	8,579	11,254	11,671
Custodian fees	5,763	5,748	5,763
Shareholder reporting expenses	1,699	5,062	6,105
Trustee fees and expenses	687	2,355	2,621
Legal fees	213	734	817
Insurance expense	103	339	374
Other expenses	7,945	10,089	10,482
Total Expenses	151,839	400,641	464,434

Net Investment Income	484,489	1,545,794	1,537,589

Realized and Unrealized Gains (Losses) on Investments
Net realized losses on investments in affiliates	(67,910)	(99,107)	(210,652)
Long-term capital gain distributions from investments in affiliates	110,011	688,928	1,007,209
Change in unrealized appreciation/(depreciation) of investments in affiliates	1,720,626	9,054,589	12,626,445
Net Realized and Unrealized Gains on Investments	1,762,727	9,644,410	13,423,002
Net Change in Net Assets from Operations	$2,247,216	$11,190,204	$14,960,591

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Praxis Impact Bond Fund		Praxis International Index Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
From Operations
Net investment income	$22,949,915	$14,956,757	$9,154,404	$8,178,224
Net realized losses from investments and foreign currency transactions	(3,056,586)	(5,036,851)	(2,867,450)	(4,930,924)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	23,096,179	(107,477,405)	45,720,498	(67,150,049)
Net Change in Net Assets from Operations	42,989,508	(97,557,499)	52,007,452	(63,902,749)

Distributions to Shareholders
Class A	(845,817)	(632,050)	(345,315)	(163,705)
Class I	(22,459,720)	(14,926,182)	(12,341,428)	(6,759,350)
Change in Net Assets from Distributions to Shareholders	(23,305,537)	(15,558,232)	(12,686,743)	(6,923,055)

Change in Net Assets from Capital Transactions (Note 6)	164,118,235	(32,062,331)	18,522,157	27,602,927
Change in Net Assets	183,802,206	(145,178,062)	57,842,866	(43,222,877)

Net Assets
Beginning of year	669,505,094	814,683,156	338,431,449	381,654,326
End of year	$853,307,300	$669,505,094	$396,274,315	$338,431,449

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
From Operations
Net investment income	$7,497,839	$7,730,066	$4,693,033	$2,634,965	$1,971,632	$1,534,713
Net realized gains (losses) from investments	41,979,215	22,692,304	10,026,710	9,459,584	(3,355,617)	(7,469,729)
Net change in unrealized appreciation/(depreciation) on investments	32,660,654	(63,713,049)	114,400,560	(175,874,639)	26,103,637	(28,856,158)
Net Change in Net Assets from Operations	82,137,708	(33,290,679)	129,120,303	(163,780,090)	24,719,652	(34,791,174)

Distributions to Shareholders
Class A	(1,366,548)	(1,240,919)	(1,551,973)	(3,970,474)	(56,032)	(54,572)
Class I	(22,753,504)	(19,809,491)	(9,035,271)	(20,269,905)	(2,065,645)	(1,502,716)
Change in Net Assets from Distributions to Shareholders	(24,120,052)	(21,050,410)	(10,587,244)	(24,240,379)	(2,121,677)	(1,557,288)

Change in Net Assets from Capital Transactions (Note 6)	43,373,339	13,316,059	(28,112,331)	108,769,305	(6,550,302)	12,494,918
Change in Net Assets	101,390,995	(41,025,030)	90,420,728	(79,251,164)	16,047,673	(23,853,544)

Net Assets
Beginning of year	398,580,868	439,605,898	450,354,811	529,605,975	149,265,185	173,118,729
End of year	$499,971,863	$398,580,868	$540,775,539	$450,354,811	$165,312,858	$149,265,185

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
From Operations
Net investment income	$484,489	$366,463	$1,545,794	$1,013,134	$1,537,589	$913,688
Net realized losses on investments in affiliates	(67,910)	(284,650)	(99,107)	(979,367)	(210,652)	(1,339,735)
Long-term capital gain distributions from investments in affiliates	110,011	183,194	688,928	1,054,920	1,007,209	1,497,279
Net change in unrealized appreciation/(depreciation) on investments in affiliates	1,720,626	(4,470,036)	9,054,589	(16,449,355)	12,626,445	(18,487,760)
Net Change in Net Assets from Operations	2,247,216	(4,205,029)	11,190,204	(15,360,668)	14,960,591	(17,416,528)

Distributions to Class A Shareholders	(519,806)	(552,020)	(2,081,269)	(2,181,718)	(2,350,618)	(2,572,697)

Change in Net Assets from Capital Transactions (Note 6)	(1,339,994)	333,369	2,280,173	435,296	3,830,100	6,343,142
Change in Net Assets	387,416	(4,423,680)	11,389,108	(17,107,090)	16,440,073	(13,646,083)

Net Assets
Beginning of year	24,185,144	28,608,824	78,827,876	95,934,966	87,208,096	100,854,179
End of year	$24,572,560	$24,185,144	$90,216,984	$78,827,876	$103,648,169	$87,208,096

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Impact Bond Fund - Class A

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$9.19	$10.78	$11.19	$10.67	$10.12
Net investment income (a)	0.24	0.17	0.14	0.19	0.23
Net realized and unrealized gains (losses) on investments	0.26	(1.58)	(0.39)	0.60	0.55
Total from investment operations	0.50	(1.41)	(0.25)	0.79	0.78
Less distributions from:
Net investment income	(0.24)	(0.18)	(0.16)	(0.20)	(0.23)
Net realized gains	—	—	—	(0.07)	—
Total distributions	(0.24)	(0.18)	(0.16)	(0.27)	(0.23)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.45	$9.19	$10.78	$11.19	$10.67
Total return (excludes sales charge)	5.56%	(13.12%)	(2.23%)	7.45%	7.75%
Net assets at end of year (in 000s)	$33,489	$29,546	$41,413	$48,146	$58,383
Ratio of expenses to average net assets	0.88%	0.94%	0.88%	0.92%	0.95%
Ratio of net investment income to average net assets	2.60%	1.74%	1.28%	1.72%	2.16%
Portfolio turnover rate	13.19%	21.12%	14.68%	31.27%	17.58%

Praxis Impact Bond Fund - Class I

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$9.15	$10.72	$11.14	$10.62	$10.08
Net investment income (a)	0.28	0.21	0.18	0.23	0.27
Net realized and unrealized gains (losses) on investments	0.25	(1.56)	(0.39)	0.61	0.54
Total from investment operations	0.53	(1.35)	(0.21)	0.84	0.81
Less distributions from:
Net investment income	(0.28)	(0.22)	(0.21)	(0.25)	(0.27)
Net realized gains	—	—	—	(0.07)	—
Total distributions	(0.28)	(0.22)	(0.21)	(0.32)	(0.27)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.40	$9.15	$10.72	$11.14	$10.62
Total return	5.87%	(12.65%)	(1.93%)	7.94%	8.15%
Net assets at end of year (in 000s)	$819,818	$639,959	$773,270	$680,940	$530,250
Ratio of expenses to average net assets	0.49%	0.49%	0.48%	0.52%	0.53%
Ratio of net investment income to average net assets	3.00%	2.20%	1.68%	2.08%	2.58%
Portfolio turnover rate	13.19%	21.12%	14.68%	31.27%	17.58%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis International Index Fund - Class A

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$11.07	$13.50	$12.82	$11.50	$9.77
Net investment income (a)	0.23	0.20	0.18	0.10	0.18
Net realized and unrealized gains (losses) on investments and foreign currencies	1.38	(2.46)	0.75	1.32	1.73
Total from investment operations	1.61	(2.26)	0.93	1.42	1.91
Less distributions from:
Net investment income	(0.35)	(0.17)	(0.25)	(0.10)	(0.18)
Paid-in capital from redemption fees	—	—	—	—	0.00 (b)
Net asset value at end of year	$12.33	$11.07	$13.50	$12.82	$11.50
Total return (excludes sales charge)	14.51%	(16.72%)	7.22%	12.37%	19.55%
Net assets at end of year (in 000s)	$12,463	$10,526	$10,859	$11,251	$11,074
Ratio of expenses to average net assets	1.10%	1.24%	1.20%	1.30%	1.40%
Ratio of net investment income to average net assets	1.98%	1.71%	1.32%	0.92%	1.70%
Portfolio turnover rate	19.21%	37.48%	39.58%	86.12%	20.61%

Praxis International Index Fund - Class I

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$11.11	$13.53	$12.86	$11.53	$9.80
Net investment income (a)	0.29	0.27	0.27	0.18	0.27
Net realized and unrealized gains (losses) on investments and foreign currencies	1.38	(2.46)	0.74	1.34	1.73
Total from investment operations	1.67	(2.19)	1.01	1.52	2.00
Less distributions from:
Net investment income	(0.40)	(0.23)	(0.34)	(0.19)	(0.27)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.38	$11.11	$13.53	$12.86	$11.53
Total return	15.07%	(16.18%)	7.83%	13.18%	20.45%
Net assets at end of year (in 000s)	$383,812	$327,905	$370,796	$308,764	$277,404
Ratio of expenses to average net assets	0.60%	0.62%	0.61%	0.61%	0.64%
Ratio of net investment income to average net assets	2.46%	2.36%	1.94%	1.62%	2.48%
Portfolio turnover rate	19.21%	37.48%	39.58%	86.12%	20.61%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Value Index Fund - Class A

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$15.18	$17.32	$14.42	$15.13	$11.81
Net investment income (a)	0.23	0.26	0.22	0.26	0.24
Net realized and unrealized gains (losses) on investments	2.80	(1.63)	3.30	0.26 (b)	3.56
Total from investment operations	3.03	(1.37)	3.52	0.52	3.80
Less distributions from:
Net investment income	(0.16)	(0.07)	(0.31)	—	(0.23)
Net realized gains	(0.64)	(0.70)	(0.31)	(1.23)	(0.25)
Total distributions	(0.80)	(0.77)	(0.62)	(1.23)	(0.48)
Paid-in capital from redemption fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$17.41	$15.18	$17.32	$14.42	$15.13
Total return (excludes sales charge)	20.04%	(7.86%)	24.52%	3.58%	32.21%
Net assets at end of year (in 000s)	$30,598	$25,497	$22,442	$18,863	$30,603
Ratio of expenses to average net assets	0.70%	0.75%	0.78%	0.91%	0.86%
Ratio of net investment income to average net assets	1.39%	1.63%	1.34%	1.90%	1.72%
Portfolio turnover rate	45.27%	53.35%	28.06%	44.98%	39.06%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$15.05	$17.18	$14.30	$15.02	$11.72
Net investment income (a)	0.28	0.31	0.28	0.32	0.30
Net realized and unrealized gains (losses) on investments	2.78	(1.61)	3.29	0.27 (b)	3.53
Total from investment operations	3.06	(1.30)	3.57	0.59	3.83
Less distributions from:
Net investment income	(0.21)	(0.13)	(0.38)	(0.08)	(0.28)
Net realized gains	(0.64)	(0.70)	(0.31)	(1.23)	(0.25)
Total distributions	(0.85)	(0.83)	(0.69)	(1.31)	(0.53)
Paid-in capital from redemption fees	—	—	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value at end of year	$17.26	$15.05	$17.18	$14.30	$15.02
Total return	20.42%	(7.55%)	25.08%	4.07%	32.74%
Net assets at end of year (in 000s)	$469,374	$373,084	$417,164	$290,133	$223,097
Ratio of expenses to average net assets	0.38%	0.38%	0.38%	0.44%	0.44%
Ratio of net investment income to average net assets	1.70%	1.98%	1.73%	2.32%	2.16%
Portfolio turnover rate	45.27%	53.35%	28.06%	44.98%	39.06%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share.
(c)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$29.04	$42.88	$33.96	$27.23	$22.05
Net investment income (a)	0.23	0.10	0.03	0.11	0.20
Net realized and unrealized gains (losses) on investments	8.33	(12.27)	10.69	8.80	6.71
Total from investment operations	8.56	(12.17)	10.72	8.91	6.91
Less distributions from:
Net investment income	(0.23)	—	(0.03)	(0.10)	(0.20)
Net realized gains	(0.43)	(1.67)	(1.77)	(2.08)	(1.53)
Total distributions	(0.66)	(1.67)	(1.80)	(2.18)	(1.73)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$36.94	$29.04	$42.88	$33.96	$27.23
Total return (excludes sales charge)	29.48%	(28.42%)	31.60%	32.81%	31.45%
Net assets at end of year (in 000s)	$88,260	$72,214	$109,319	$90,516	$84,526
Ratio of expenses to average net assets	0.66%	0.67%	0.66%	0.75%	0.79%
Ratio of net investment income to average net assets	0.70%	0.28%	0.08%	0.38%	0.78%
Portfolio turnover rate	35.55%	49.76%	18.17%	28.05%	32.33%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$29.40	$43.27	$34.25	$27.45	$22.21
Net investment income (a)	0.33	0.21	0.15	0.21	0.30
Net realized and unrealized gains (losses) on investments	8.44	(12.39)	10.79	8.87	6.76
Total from investment operations	8.77	(12.18)	10.94	9.08	7.06
Less distributions from:
Net investment income	(0.33)	(0.02)	(0.15)	(0.20)	(0.29)
Net realized gains	(0.43)	(1.67)	(1.77)	(2.08)	(1.53)
Total distributions	(0.76)	(1.69)	(1.92)	(2.28)	(1.82)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$37.41	$29.40	$43.27	$34.25	$27.45
Total return	29.82%	(28.18%)	31.97%	33.19%	31.91%
Net assets at end of year (in 000s)	$452,516	$378,141	$420,287	$309,772	$241,118
Ratio of expenses to average net assets	0.37%	0.36%	0.36%	0.43%	0.43%
Ratio of net investment income to average net assets	0.98%	0.60%	0.38%	0.69%	1.13%
Portfolio turnover rate	35.55%	49.76%	18.17%	28.05%	32.33%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Small Cap Index Fund - Class A

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$8.70	$11.00	$9.69	$8.85	$7.44
Net investment income (a)	0.06	0.03	0.02	0.02	0.03
Net realized and unrealized gains (losses) on investments	1.32	(2.24)	2.52	0.90	1.56
Total from investment operations	1.38	(2.21)	2.54	0.92	1.59
Less distributions from:
Net investment income	(0.09)	—	(0.03)	(0.04)	—
Net realized gains	—	(0.09)	(1.20)	(0.04)	(0.18)
Total distributions	(0.09)	(0.09)	(1.23)	(0.08)	(0.18)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$9.99	$8.70	$11.00	$9.69	$8.85
Total return (excludes sales charge)	15.87%	(20.08%)	26.53%	10.39%	21.36%
Net assets at end of year (in 000s)	$6,141	$5,296	$6,656	$5,173	$4,665
Ratio of net expenses to average net assets	1.12%	1.11%	1.12%	1.12%	1.12%
Ratio of gross expenses to average net assets*	1.04%	1.09%	1.12%	1.37%	1.42%
Ratio of net investment income to average net assets	0.63%	0.37%	0.13%	0.25%	0.33%
Portfolio turnover rate	38.41%	35.74%	40.95%	39.21%	21.59%

Praxis Small Cap Index Fund - Class I

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$9.68	$12.17	$10.60	$9.66	$8.13
Net investment income (a)	0.13	0.11	0.11	0.08	0.09
Net realized and unrealized gains (losses) on investments	1.49	(2.50)	2.76	0.98	1.71
Total from investment operations	1.62	(2.39)	2.87	1.06	1.80
Less distributions from:
Net investment income	(0.15)	(0.01)	(0.10)	(0.08)	(0.09)
Net realized gains	—	(0.09)	(1.20)	(0.04)	(0.18)
Total distributions	(0.15)	(0.10)	(1.30)	(0.12)	(0.27)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.15	$9.68	$12.17	$10.60	$9.66
Total return	16.67%	(19.60%)	27.36%	11.04%	22.12%
Net assets at end of year (in 000s)	$159,172	$143,969	$166,462	$134,490	$115,562
Ratio of expenses to average net assets	0.44%	0.43%	0.43%	0.45%	0.45%
Ratio of net investment income to average net assets	1.32%	1.02%	0.83%	0.94%	1.02%
Portfolio turnover rate	38.41%	35.74%	40.95%	39.21%	21.59%

*	During the period, certain expenses were reduced and/or recouped by the Adviser and/or Distributor. If such expense reductions/recoupments had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$10.85	$12.99	$12.99	$12.20	$11.02
Net investment income (a)	0.22	0.17	0.20	0.26	0.21
Net realized and unrealized gains (losses) on investments	0.84	(2.06)	0.37	0.99	1.23
Total from investment operations	1.06	(1.89)	0.57	1.25	1.44
Less distributions from:
Net investment income	(0.23)	(0.17)	(0.20)	(0.27)	(0.20)
Net realized gains	(0.02)	(0.08)	(0.37)	(0.19)	(0.06)
Total distributions	(0.25)	(0.25)	(0.57)	(0.46)	(0.26)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.66	$10.85	$12.99	$12.99	$12.20
Total return (excludes sales charge)	9.77%	(14.59%)	4.42%	10.28%	13.14%
Net assets at end of year (in 000s)	$24,573	$24,185	$28,609	$27,763	$26,761
Ratio of net expenses to average net assets†	0.62%	0.58%	0.60%	0.60%	0.61%
Ratio of gross expenses to average net assets†	0.62%	0.58%	0.58%**	0.58%**	0.63%**
Ratio of net investment income to average net assets†*	1.98%	1.43%	1.50%	2.05%	1.81%
Portfolio turnover rate	10.52%	13.60%	15.51%	28.90%	10.10%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
**	During the period, certain expenses were reduced and/or recouped by the Adviser and/or Distributor. If such expense reductions/recoupments had not occurred, the ratios would have been as indicated.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$13.31	$16.30	$15.40	$14.30	$12.39
Net investment income (a)	0.26	0.17	0.33	0.34	0.22
Net realized and unrealized gains (losses) on investments	1.62	(2.79)	1.47	1.50	2.07
Total from investment operations	1.88	(2.62)	1.80	1.84	2.29
Less distributions from:
Net investment income	(0.26)	(0.17)	(0.32)	(0.34)	(0.22)
Net realized gains	(0.09)	(0.20)	(0.58)	(0.40)	(0.16)
Total distributions	(0.35)	(0.37)	(0.90)	(0.74)	(0.38)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$14.84	$13.31	$16.30	$15.40	$14.30
Total return (excludes sales charge)	14.15%	(16.06%)	11.77%	12.97%	18.54%
Net assets at end of year (in 000s)	$90,217	$78,828	$95,935	$87,527	$83,240
Ratio of expenses to average net assets†	0.47%	0.47%	0.46%	0.49%	0.52%
Ratio of net investment income to average net assets†*	1.82%	1.21%	2.01%	2.38%	1.64%
Portfolio turnover rate	10.51%	12.96%	15.28%	21.52%	9.43%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value at beginning of year	$15.42	$19.15	$17.17	$15.79	$13.30
Net investment income (loss) (a)	0.27	0.17	0.43	0.40	0.21
Net realized and unrealized gains (losses) on investments	2.35	(3.44)	2.43	1.81	2.73
Total from investment operations	2.62	(3.27)	2.86	2.21	2.94
Less distributions from:
Net investment income	(0.27)	(0.16)	(0.42)	(0.39)	(0.21)
Net realized gains	(0.14)	(0.30)	(0.46)	(0.44)	(0.24)
Total distributions	(0.41)	(0.46)	(0.88)	(0.83)	(0.45)
Paid-in capital from redemption fees	—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$17.63	$15.42	$19.15	$17.17	$15.79
Total return (excludes sales charge)	16.98%	(17.05%)	16.72%	14.08%	22.16%
Net assets at end of year (in 000s)	$103,648	$87,208	$100,854	$85,649	$74,220
Ratio of expenses to average net assets†	0.49%	0.48%	0.49%	0.54%	0.58%
Ratio of net investment income (loss) to average net assets†*	1.63%	1.02%	2.28%	2.59%	1.42%
Portfolio turnover rate	7.57%	10.46%	12.90%	18.36%	7.72%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2023

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware statutory trust under a Declaration of Trust dated September 27, 1993, as amended and restated April 28, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of the Praxis Impact Bond Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Index Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund, Conservative Portfolio, Balanced Portfolio and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust. Each Fund and Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

As of December 31, 2023, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreement, certain other class specific expenses, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Impact Bond Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net change in net assets from operations for the reporting year. Actual results could differ from those estimates.

Regulatory Update:

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at fair values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in open-end investment companies are valued at their respective net asset values (“NAVs”) as reported by such companies. The differences between the cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their debt investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Everence Capital Management, Inc. (the “Adviser”), investment adviser to the Funds and Portfolios, as the Valuation Designee (the “Designee”) with responsibility for reviewing the methods used by the pricing service and the valuations so established under general supervision of the Board. The Adviser carries out its designated activities through the Adviser’s Pricing Committee. Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by the Designee and under

Notes to Financial Statements, continued	December 31, 2023

the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which approximates fair value. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing NAV per share.

In certain circumstances, the Everence Capital Management, Inc. Valuation Procedures for the Praxis Mutual Funds (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Designee. In valuing restricted securities under the Valuation Procedures, the Designee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Designee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by each Fund’s and Portfolio’s investments and the input level, as of December 31, 2023, for the investments are as follows:

Impact Bond Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Municipal Bonds	$—	$8,328,142	$—	$8,328,142
Corporate Bonds	—	291,170,670	—	291,170,670
Corporate Notes	—	8,138,635	—	8,138,635
Foreign Governments	—	32,787,231	—	32,787,231
Commercial Mortgage-Backed Securities	—	30,056	—	30,056
U.S. Government Agencies	—	442,247,983	—	442,247,983
Asset Backed Securities	—	38,080,197	—	38,080,197
Money Market Funds	22,529,761	—	—	22,529,761
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	21,753,156
Investment Companies	3,185,903	—	—	3,185,903
Total Investments	$25,715,664	$820,782,914	$—	$868,251,734

International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$389,621,732	$264,776	$869	$389,887,377
Corporate Notes	—	3,394,630	—	3,394,630
Money Market Funds	1,009,570	—	—	1,009,570
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	25,831,034
Total Investments	$390,631,302	$3,659,406	$869	$420,122,611

Notes to Financial Statements, continued	December 31, 2023

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$492,303,354	$—	$—	$492,303,354
Corporate Notes	—	4,420,997	—	4,420,997
Money Market Funds	2,166,212	—	—	2,166,212
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	22,157,886
Total Investments	$494,469,566	$4,420,997	$—	$521,048,449

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$534,505,689	$—	$—	$534,505,689
Corporate Notes	—	4,706,278	—	4,706,278
Money Market Funds	1,286,776	—	—	1,286,776
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	3,548,433
Total Investments	$535,792,465	$4,706,278	$—	$544,047,176

Small Cap Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$163,713,650	$—	$—	$163,713,650
Rights	—	—	1,730	1,730
Corporate Notes	—	1,419,502	—	1,419,502
Money Market Funds	73,994	—	—	73,994
Investment Purchased with the Cash Proceeds from Securities Lending *	—	—	—	29,068,595
Total Investments	$163,787,644	$1,419,502	$1,730	$194,277,471

*

Investments purchased with cash proceeds from securities lending are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented on the Statements of Assets & Liabilities.

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$24,577,296	$—	$—	$24,577,296
Money Market Funds	6,464	—	—	6,464
Total Investments	$24,583,760	$—	$—	$24,583,760

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$90,253,000	$—	$—	$90,253,000
Money Market Funds	1,325	—	—	1,325
Total Investments	$90,254,325	$—	$—	$90,254,325

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$103,690,302	$—	$—	$103,690,302
Money Market Funds	946	—	—	946
Total Investments	$103,691,248	$—	$—	$103,691,248

Notes to Financial Statements, continued	December 31, 2023

The following is a reconciliation of Level 3 instruments held in the International Index Fund and Small Cap Index Fund for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2023:

	International Index Fund	Small Cap Index Fund
Balance as of December 31, 2022	$869	$2,608
Rights transfer from Level 1 to Level 3	—	1,730
Sale of Rights	—	(33,327)
Realized gains	—	33,327
Change in unrealized depreciation	—	(2,608)
Balance as of December 31, 2023	$869	$1,730

The total change in unrealized appreciation (depreciation) included on the Statements of Operations attributable to Level 3 investments still held as of December 31, 2023 for the International Index Fund and Small Cap Index Fund was $0 and $0, respectively.

The following tables summarize the valuation techniques used and unobservable inputs developed by the Valuation Designee in conformity with guidelines adopted by and subject to review by the Board to determine the fair value of the Level 3 instruments:

International Index Fund
	12/31/2023	Valuation Technique	Unobservable Input	Range	Impact to Valuation from an Increase in Input *
Common Stocks	$869	Discount on Future Cash Flows	Estimate of Future Cash Flows	100%	Increase

*

This column represents the directional change in fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Small Cap Index Fund
	12/31/2023	Valuation Technique	Unobservable Input	Range	Impact to Valuation from an Increase in Input *
Rights	$1,730	Discount on Future Cash Flows	Estimate of Future Cash Flows	100%	Increase

*

This column represents the directional change in fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Investment Transactions and Related Income:

Changes in holdings of portfolio investments are reflected in the calculation of each Fund’s and Portfolio’s NAV no later than the first business day following trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Realized gains or losses realized on sales of investments are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount calculated using constant yield to maturity or effective yield.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the Funds’ investments in REITs may be characterized as ordinary income, net capital gains or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds may use estimates in reporting the character of their income and distributions for financial statement purposes; otherwise, these amounts are recorded once the issuers provide the information about the actual composition of the distributions. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each

Notes to Financial Statements, continued	December 31, 2023

class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to the net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees, of the Underlying Funds. These expenses are accrued by the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how a Portfolio’s assets are allocated among the Underlying Funds.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The fair value of investment securities and other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The International Index Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities other than investments in securities at the reporting period, resulting from changes in the exchange rate.

Dividends and Distributions:

Dividends from net investment income, if any, are declared and paid monthly for the Impact Bond Fund and for each of the Portfolios. Dividends from net investment income, if any, are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Index Fund. To the extent the Portfolios invest in the Impact Bond Fund and receive dividends, they will be paid monthly. Distributions of net realized capital gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios are first notified of the dividend. Distributable net realized capital gains of the Funds, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Uninvested Cash:

The Funds may maintain cash at their custodian which, at times, may exceed United States federally insured limits. The Funds maintain these balances with a high-quality financial institution. The Funds may incur charges on cash overdrafts.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on

Notes to Financial Statements, continued	December 31, 2023

foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld. The Funds and Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2023, the Funds and Portfolios did not incur any interest or penalties.

3. Purchases and Sales of Securities:

Purchases, sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2023 were as follows:

	Purchases	Sales
Impact Bond Fund	$138,423,189	$78,945,559
International Index Fund	86,204,342	70,803,667
Value Index Fund	226,451,985	200,121,584
Growth Index Fund	176,828,848	207,241,228
Small Cap Index Fund	58,147,087	62,561,765
Conservative Portfolio	2,568,178	3,824,359
Balanced Portfolio	11,334,568	8,901,494
Growth Portfolio	11,184,409	7,157,346

During the year ended December 31, 2023, cost of purchases and proceeds from sales and maturities of long-term U.S. government securities for Praxis Impact Bond Fund were $110,220,748 and $19,940,504, respectively.

During the year ended December 31, 2023, the Value Index Fund sold securities to the Growth Index Fund and the Growth Index Fund sold securities to the Value Index Fund. These transactions, which were effected at the then current market prices as provided by an independent pricing service used by the Trust, complied with Rule 17a-7 under the 1940 Act. The transactions were as follows:

Selling Fund	Purchasing Fund	Net Proceeds	Net Gain
Value Index Fund	Growth Index Fund	$75,280,590	$33,424,141
Growth Index Fund	Value Index Fund	84,598,198	6,570,076

4. Investment Transactions with Affiliates:

The Portfolios invest in the Underlying Funds, which are also advised by the Adviser. The Underlying Funds are deemed affiliates of the Portfolios, and the related activities in those investments were as follows:

	For the year ended December 31, 2023
Affiliate	Fair Value at December 31, 2022	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2023	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2023
Conservative Portfolio
Growth Index - Class I	$2,245,376	$137,586	$(695,817)	$141,498	$436,080	$2,264,723	$19,709	$26,281	60,538
Impact Bond - Class I	16,917,445	2,046,436	(2,189,979)	(391,252)	821,687	17,204,337	510,003	—	1,830,249
International Index - Class I	2,172,387	139,215	(322,863)	42,687	197,941	2,229,367	70,518	—	180,078
Small Cap Index - Class I	603,746	41,641	(126,883)	10,891	76,942	606,337	7,813	—	54,380
Value Index - Class I	2,241,807	203,300	(488,817)	128,266	187,976	2,272,532	27,974	83,730	131,665
Total	$24,180,761	$2,568,178	$(3,824,359)	$(67,910)	$1,720,626	$24,577,296	$636,017	$110,011	2,256,910

	For the year ended December 31, 2023
Affiliate	Fair Value at December 31, 2022	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2023	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2023
Balanced Portfolio
Growth Index - Class I	$12,664,668	$1,251,808	$(2,917,582)	$308,048	$3,086,467	$14,393,409	$125,121	$164,495	384,748
Impact Bond - Class I	31,515,101	6,012,808	(2,277,472)	(475,363)	1,349,806	36,124,880	1,011,225	—	3,843,072
International Index - Class I	14,163,227	1,471,738	(862,333)	(513)	1,609,566	16,381,685	517,738	—	1,323,238
Small Cap Index - Class I	7,876,156	934,031	(1,119,526)	(17,654)	1,239,504	8,912,511	114,728	—	799,328
Value Index - Class I	12,645,292	1,664,183	(1,724,581)	86,375	1,769,246	14,440,515	177,558	524,433	836,646
Total	$78,864,444	$11,334,568	$(8,901,494)	$(99,107)	$9,054,589	$90,253,000	$1,946,370	$688,928	7,187,032

Notes to Financial Statements, continued	December 31, 2023

	For the year ended December 31, 2023
Affiliate	Fair Value at December 31, 2022	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2023	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2023
Growth Portfolio
Growth Index - Class I	$17,943,430	$1,463,350	$(3,006,365)	$151,139	$4,642,989	$21,194,543	$184,593	$240,370	566,548
Impact Bond - Class I	17,426,317	3,545,318	(723,069)	(150,973)	661,588	20,759,181	562,673	—	2,208,424
International Index - Class I	20,889,952	2,552,250	(723,069)	(44,528)	2,431,472	25,106,077	794,606	—	2,027,955
Small Cap Index - Class I	13,068,858	1,555,369	(1,344,547)	(172,491)	2,258,534	15,365,723	198,140	—	1,378,092
Value Index - Class I	17,918,889	2,068,122	(1,360,296)	6,201	2,631,862	21,264,778	261,963	766,839	1,232,027
Total	$87,247,446	$11,184,409	$(7,157,346)	$(210,652)	$12,626,445	$103,690,302	$2,001,975	$1,007,209	7,413,046

5. Related Party Transactions:

The Adviser provides investment advisory services to the Funds and Portfolios. During the year ended December 31, 2023, under the terms of the investment advisory agreement, the Adviser was entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Impact Bond Fund*	0.36%
International Index Fund**	0.44%
Value Index Fund***	0.24%
Growth Index Fund***	0.24%
Small Cap Index Fund***	0.30%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

*

The Impact Bond Fund’s fee is subject to a tier schedule as follows: 0.40% on the average daily net assets up to $500 million and 0.30% on the average daily net assets over $500 million. Rate disclosed above represents the effective rate charged during the year.

**

The International Index Fund’s fee is subject to a tier schedule as follows: 0.53% on the average daily net assets up to $100 million and 0.41% on the average daily net assets over $100 million, and 0.38% on the average daily net assets over $500 million. Rate disclosed above represents the effective rate charged during the year.

***

The Value Index Fund, Growth Index Fund and Small Cap Index Fund fees are subject to a tier schedule as follows: 0.30% on the average daily net assets of each Fund up to $200 million and 0.20% on the average daily net assets of each Fund over $200 million. Rates disclosed above represents the effective rates charged during the year.

The Adviser has retained Aperio Group LLC (the “Sub-Adviser”) to perform the daily investment of the assets of the International Index Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Adviser has entered into an expense limitation agreement effective until April 30, 2024. Pursuant to this agreement, the Adviser has agreed to reduce its fees (but not below zero) and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amount of fee reduction and/or expense reimbursements by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the fee reduction and/or reimbursement and at the time of repayment, and the repayment is made within three years after the time in which the Adviser reduced and/or reimbursed the expense.

The contractual expense limits in place as of December 31, 2023 were:

Small Cap Index Fund (Class A)	1.10%

During the year ended December 31, 2023, the Adviser recouped $4,400 of past investment advisory fees from the Small Cap Index Fund.

As of December 31, 2023, the Small Cap Index Fund had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance
Small Cap Index Fund	2021	2024	$97
			$97

Notes to Financial Statements, continued	December 31, 2023

U.S. Bank Global Fund Services provides transfer agent, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bank Global Fund Services receives an annual fee, paid monthly, from each Fund and Portfolio.

Foreside Financial Services, LLC (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned sales charges from underwriting and broker commissions on the sale of shares during the year ended December 31, 2023 as follows:

Impact Bond Fund	$1,771
International Index Fund	551
Value Index Fund	3,025
Growth Index Fund	11,653
Small Cap Index Fund	693
Conservative Portfolio	5,657
Balanced Portfolio	32,041
Growth Portfolio	34,218

The Trust has adopted a Plan of Distribution (“Rule 12b-1 Plan”) under which each Fund and Portfolio may compensate or reimburse the Underwriter or certain third parties for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution. These fees are reflected as Distribution Fees on the Statements of Operations.

The Trust has entered into a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”) to serve as business manager and administrator for the Trust on behalf of the Funds and Portfolios. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Assistant Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the U.S Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations. For these services, Foreside receives a monthly fee from each Fund and Portfolio. These fees are reflected as Administration Fees on the Statements of Operations.

Notes to Financial Statements, continued	December 31, 2023

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Impact Bond Fund		International Index Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$9,518,037	$3,025,395	$3,381,691	$3,740,621
Dividends reinvested	761,801	553,807	335,467	159,582
Cost of shares redeemed	(7,112,939)	(9,682,227)	(3,015,709)	(2,497,434)
Class A Share Transactions	$3,166,899	$(6,103,025)	$701,449	$1,402,769
Class I Shares:
Proceeds from shares issued	$336,674,060	$249,577,765	$84,152,362	$103,587,729
Dividends reinvested	12,348,750	8,282,505	5,593,168	3,160,060
Cost of shares redeemed	(188,071,474)	(283,819,576)	(71,924,822)	(80,547,631)
Class I Share Transactions	$160,951,336	$(25,959,306)	$17,820,708	$26,200,158
Net change from capital transactions	$164,118,235	$(32,062,331)	$18,522,157	$27,602,927
Share Transactions:
Class A Shares:
Issued	1,024,482	310,124	286,749	345,741
Reinvested	82,581	57,502	27,229	14,325
Redeemed	(777,400)	(995,058)	(254,296)	(213,381)
Change in Class A Shares:	329,663	(627,432)	59,682	146,685
Class I Shares:
Issued	36,542,540	26,200,184	7,102,400	8,932,598
Reinvested	1,346,043	866,928	452,156	282,653
Redeemed	(20,664,257)	(29,213,634)	(6,075,083)	(7,102,036)
Change in Class I Shares:	17,224,326	(2,146,522)	1,479,473	2,113,215
Net change from share transactions	17,553,989	(2,773,954)	1,539,155	2,259,900

	Value Index Fund		Growth Index Fund		Small Cap Index Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$7,481,321	$9,166,077	$4,964,435	$4,399,944	$771,624	$774,439
Dividends reinvested	1,296,149	1,179,063	1,519,694	3,893,545	52,695	50,776
Cost of shares redeemed	(7,447,543)	(4,046,777)	(9,714,115)	(11,071,053)	(750,859)	(787,724)
Class A Share Transactions	$1,329,927	$6,298,363	$(3,229,986)	$(2,777,564)	$73,460	$37,491
Class I Shares:
Proceeds from shares issued	$161,683,003	$149,466,936	$106,967,357	$209,078,039	$32,989,597	$40,430,827
Dividends reinvested	16,660,224	17,150,287	6,372,230	18,967,101	1,003,780	1,373,959
Cost of shares redeemed	(136,299,815)	(159,599,527)	(138,221,932)	(116,498,271)	(40,617,139)	(29,347,359)
Class I Share Transactions	$42,043,412	$7,017,696	$(24,882,345)	$111,546,869	$(6,623,762)	$12,457,427
Net change from capital transactions	$43,373,339	$13,316,059	$(28,112,331)	$108,769,305	$(6,550,302)	$12,494,918
Share Transactions:
Class A Shares:
Issued	456,897	560,169	148,030	123,792	83,991	81,554
Reinvested	74,490	77,688	41,197	132,524	5,202	5,977
Redeemed	(453,487)	(253,322)	(286,406)	(319,309)	(83,403)	(83,687)
Change in Class A Shares:	77,900	384,535	(97,179)	(62,993)	5,790	3,844
Class I Shares:
Issued	9,782,029	9,363,349	3,195,436	5,964,647	3,272,419	3,930,207
Reinvested	963,576	1,136,369	170,199	637,395	88,830	141,755
Redeemed	(8,339,038)	(9,989,656)	(4,132,576)	(3,452,654)	(3,948,803)	(2,875,978)
Change in Class I Shares:	2,406,567	510,062	(766,941)	3,149,388	(587,554)	1,195,984
Net change from share transactions	2,484,467	894,597	(864,120)	3,086,395	(581,764)	1,199,828

Notes to Financial Statements, continued	December 31, 2023

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,612,005	$2,859,544	$8,505,001	$6,049,731	$8,361,014	$9,372,757
Dividends reinvested	514,413	544,407	2,072,823	2,175,770	2,336,069	2,559,551
Cost of shares redeemed	(3,466,412)	(3,070,582)	(8,297,651)	(7,790,205)	(6,866,983)	(5,589,166)
Class A Share Transactions	$(1,339,994)	$333,369	$2,280,173	$435,296	$3,830,100	$6,343,142
Net change from capital transactions	$(1,339,994)	$333,369	$2,280,173	$435,296	$3,830,100	$6,343,142
Share Transactions:
Class A Shares:
Issued	144,009	244,586	603,723	419,651	504,106	558,855
Reinvested	45,291	48,651	141,743	160,459	132,222	164,317
Redeemed	(310,508)	(266,133)	(588,335)	(544,480)	(414,052)	(331,972)
Change in Class A Shares:	(121,208)	27,104	157,131	35,630	222,276	391,200
Net change from share transactions	(121,208)	27,104	157,131	35,630	222,276	391,200

7. Federal Income Tax Information:

The character of dividends paid to shareholders of the Funds and Portfolios for federal income tax purposes during the years ended December 31, 2023 and 2022 was as follows:

	Impact Bond Fund		International Index Fund		Value Index Fund
	2023	2022	2023	2022	2023	2022
From ordinary income	$23,305,537	$15,558,232	$12,686,743	$6,923,055	$6,081,679	$9,403,793
From long-term capital gains	—	—	—	—	18,038,373	11,646,617
Total distributions	$23,305,537	$15,558,232	$12,686,743	$6,923,055	$24,120,052	$21,050,410

	Growth Index Fund		Small Cap Index Fund
	2023	2022	2023	2022
From ordinary income	$4,498,368	$1,846,987	$2,121,677	$195,424
From long-term capital gains	6,088,876	22,393,392	—	1,361,864
Total distributions	$10,587,244	$24,240,379	$2,121,677	$1,557,288

	Conservative Portfolio		Balanced Portfolio		Growth Portfolio
	2023	2022	2023	2022	2023	2022
From ordinary income	$513,951	$366,463	$1,599,147	$1,013,134	$1,537,854	$1,008,445
From long-term capital gains	5,855	185,557	482,122	1,168,584	812,764	1,564,252
Total distributions	$519,806	$552,020	$2,081,269	$2,181,718	$2,350,618	$2,572,697

The following information was computed on a tax basis for each item as of December 31, 2023:

	Impact Bond Fund	International Index Fund	Value Index Fund
Tax cost of investments	$931,732,471	$308,043,040	$443,530,805
Gross unrealized appreciation	5,021,076	123,648,808	92,879,533
Gross unrealized depreciation	(68,501,813)	(11,569,237)	(15,361,889)
Net unrealized appreciation on investments	$(63,480,737)	$112,079,571	$77,517,644
Net unrealized appreciation on foreign currency transactions	—	26,240	—
Undistributed ordinary income	85,258	1,827,800	8,020,714
Undistributed long-term capital gains	—	—	36,244,904
Accumulated capital and other losses	(10,516,535)	(39,685,429)	—
Distributable earnings (accumulated deficit)	$(73,912,014)	$74,248,182	$121,783,262

Notes to Financial Statements, continued	December 31, 2023

	Growth Index Fund	Small Cap Index Fund
Tax cost of investments	$293,691,347	$144,503,618
Gross unrealized appreciation	251,868,382	56,238,847
Gross unrealized depreciation	(1,512,553)	(6,464,994)
Net unrealized appreciation on investments	$250,355,829	$49,773,853
Undistributed ordinary income	2,957,807	1,422,704
Undistributed long-term capital gains	7,879,148	—
Accumulated capital and other losses	—	(11,736,351)
Distributable earnings	$261,192,784	$39,460,206

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Tax cost of investments	$22,721,508	$70,169,669	$75,424,575
Gross unrealized appreciation	3,659,452	23,699,156	30,892,397
Gross unrealized depreciation	(1,797,200)	(3,614,500)	(2,625,724)
Net unrealized appreciation on investments	$1,862,252	$20,084,656	$28,266,673
Undistributed ordinary income	18,273	183,635	15,548
Undistributed long-term capital gains	188,629	506,138	966,172
Distributable earnings	$2,069,154	$20,774,429	$29,248,393

The difference between book basis and tax basis net unrealized appreciation (depreciation) was attributable primarily to the tax deferral on wash sales and nontaxable distributions, as well as investments in Passive Foreign Investment Companies (“PFICs”).

For the latest tax year ended December 31, 2023, the following Fund have capital loss carry forwards (“CLCFs”) as summarized below.

CLCFs not subject to expiration:

	Impact Bond	International Index	Small Cap Index
No expiration - short-term	$2,181,356	$39,214,676	$9,983,265
No expiration - long-term	8,335,179	470,754	1,753,086
	$10,516,535	$39,685,429	$11,736,351

Certain reclassifications, the result of permanent differences between financial statement and income tax requirements, have been made to components of net assets. Reclassifications result primarily from the differences in distribution designations, PFICs, equalization and net investment losses. These reclassifications, have no impact on the net assets or the NAV per share on the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2023:

	Paid-in Capital	Distibutable earnings (accumulated deficit)
Impact Bond Fund	$—	$—
International Index Fund	2	(2)
Value Index Fund	5,410,361	(5,410,361)
Growth Index Fund	2,197,239	(2,197,239)
Small Cap Index Fund	—	—
Conservative Portfolio	—	—
Balanced Portfolio	16,249	(16,249)
Growth Portfolio	31,615	(31,615)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (generally, three years) and have concluded that no provisions for income tax is required in their financial statements. The Funds and Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

8. Securities Lending

Under the terms of the securities lending agreement with U.S. Bank, N.A. (“U.S. Bank”), U.S. Bank is authorized to loan securities on behalf of the Funds to approved borrowers. The contractual maturity of securities lending transactions are on an overnight and continuous basis. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. Any collateral shortfalls due to changes in security market prices are adjusted the next business day. The cash collateral is invested in a short-term investment instrument as noted on the Funds’ Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to borrowers, the Funds retain a portion of their net securities lending income and pays U.S. Bank the remaining portion. The Funds are not subject to a master netting agreement with respect to securities lending;

Notes to Financial Statements, continued	December 31, 2023

therefore, no additional disclosures are required. The Funds’ collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize current income to the extent with the preservation of capital and liquidity and maintain a stable NAV of $1.00 per unit. The Funds have measures in place to recall loaned securities to vote proxies.

As of December 31, 2023, the fair value of securities on loan and the collateral held were as follows:

	Fair Value of Securities Loaned	Cash Collateral
Impact Bond Fund	$21,234,956	$21,753,156
International Index Fund	25,180,572	25,831,034
Value Index Fund	21,524,178	22,157,886
Growth Index Fund	3,462,708	3,548,433
Small Cap Index Fund	27,949,910	29,068,595

9. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

10. Trustee Compensation

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives an annual retainer and meeting fees, plus reimbursement for travel and other meeting related expenses. Collectively, the Independent Trustees were paid $167,000 in retainers and meeting fees during the year ended December 31, 2023.

11. Subsequent Events

The Funds and Portfolios evaluated subsequent events December 31, 2023 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements, other than discussed below:

Effective January 1, 2024, the International Index Fund changed the investment advisory fee from 0.53% of the average daily net assets of the Fund up to and including $100 million, 0.41% of the average daily net assets of the Fund over $100 million to $500 million, and 0.38% of the average daily net assets of the Fund over $500 million to a new tier schedule of 0.50% of the average daily net assets of the Fund up to and including $100 million, 0.38% of the average daily net assets over $100 million to $500 million, and 0.35% of the average daily net assets of the Fund over $500 million.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Praxis Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Praxis Mutual Funds comprising Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Index Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio (the “Funds”) as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 26, 2024

Additional Fund Information (unaudited)	December 31, 2023

Impact Bond Fund

Security Allocation	Percentage of Net Assets
Asset Backed Securities	4.5%
Commercial Mortgage-Backed Securities **	0.0%
Corporate Bonds	34.1%
Corporate Notes	1.0%
Development Finance Corporation	0.9%
Federal Home Loan Bank	6.5%
Federal Home Loan Mortgage Corporation	18.4%
Federal National Mortgage Association	25.8%
Foreign Governments	3.8%
Government National Mortgage Association **	0.0%
Investment Companies	0.4%
Municipal Bonds	1.0%
Small Business Administration **	0.0%
United States Agency of International Development	0.2%
Investment Purchased with the Cash Proceeds from Securities Lending	2.6%
Money Market Funds	2.6%
Total	101.8%

**	Amount rounds to less than 0.1%

International Index Fund

Security Allocation	Percentage of Net Assets
Australia	4.7%
Austria	0.3%
Belgium	0.7%
Bermuda	0.7%
Brazil	2.2%
Canada	6.8%
Cayman Islands	3.4%
Chile	0.2%
China	2.6%
Colombia	0.3%
Denmark	2.4%
Finland	0.6%
France	6.8%
Germany	3.7%
Hong Kong	1.9%
India	4.5%
Indonesia	0.7%
Ireland	0.5%
Israel	0.5%
Italy	1.9%
Japan	16.3%
Jersey	0.2%
Luxembourg	0.2%
Mexico	1.1%
Netherlands	2.7%
New Zealand **	0.0%
Norway	1.6%
Portugal	0.6%
Russia **	0.0%
Singapore	1.3%
South Africa	1.1%
South Korea	4.7%
Spain	2.0%
Sweden	1.3%
Switzerland	6.1%
Taiwan	5.2%
United Kingdom	8.6%
Corporate Notes	0.9%

International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Investment Purchased with the Cash Proceeds from Securities Lending	6.5%
Money Market Funds	0.2%
Total	106.0%

**	Amount rounds to less than 0.1%

International Index Fund

Security Allocation	Percentage of Net Assets
Advertising & Marketing	0.4%
Apparel & Textile Products	1.3%
Asset Management	1.9%
Automotive	3.3%
Banking	13.2%
Beverages	1.1%
Biotech & Pharma	5.4%
Cable & Satellite	0.1%
Chemicals	2.0%
Commercial Support Services	1.9%
Community Development	0.9%
Construction Materials	0.6%
Containers & Packaging	0.5%
E-Commerce Discretionary	0.7%
Electric & Gas Marketing & Trading	0.1%
Electric Utilities	1.3%
Electrical Equipment	2.5%
Engineering & Construction	0.1%
Entertainment Content	0.9%
Food	1.5%
Forestry, Paper & Wood Products	0.6%
Gas & Water Utilities	0.5%
Health Care Facilities & Services	0.7%
Home Construction	1.1%
Household Products	1.9%
Industrial Support Services	0.4%
Institutional Financial Services	1.0%
Insurance	5.2%
Internet Media & Services	2.9%
Leisure Facilities & Services	0.5%
Leisure Products	0.2%
Machinery	1.2%
Medical Equipment & Devices	1.7%
Metals & Mining	2.8%
Oil & Gas Producers	3.4%
Publishing & Broadcasting	0.6%
Real Estate Owners & Development	1.6%
REITs	2.0%
Renewable Energy	0.2%
Retail - Consumer Staples	1.6%
Retail - Discretionary	2.2%
Semiconductors	5.9%
Software	0.7%
Specialty Finance	0.3%
Steel	0.7%
Technology Hardware	5.2%
Technology Services	5.6%
Telecommunications	4.1%
Transportation & Logistics	3.9%
Wholesale - Consumer Staples	0.6%
Wholesale - Discretionary	0.3%

Additional Fund Information (unaudited), continued	December 31, 2023

International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Investment Purchased with the Cash Proceeds from Securities Lending	6.5%
Money Market Funds	0.2%
Total	106.0%

Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.5%
Corporate Notes	0.9%
Investment Purchased with the Cash Proceeds from Securities Lending	0.4%
Money Market Funds	4.4%
Total	104.2%

Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.8%
Corporate Notes	0.9%
Investment Purchased with the Cash Proceeds from Securities Lending	0.7%
Money Market Funds	0.2%
Total	100.6%

Small Cap Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	99.0%
Rights **	0.0%
Corporate Notes	0.9%
Investment Purchased with the Cash Proceeds from Securities Lending	17.6%
Money Market Funds **	0.0%
Total	117.5%

**	Amount rounds to less than 0.1%

Conservative Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.0%
Money Market Funds **	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Balanced Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.0%
Money Market Funds **	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Growth Portfolio

Security Allocation	Percentage of Net Assets
Affiliated Mutual Funds	100.0%
Money Market Funds **	0.0%
Total	100.0%

**	Amount rounds to less than 0.1%

Additional Fund Information (unaudited), continued	December 31, 2023

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2023 qualify for the corporate dividends received deduction:

Value Index Fund	83.65%
Growth Index Fund	100.00%
Small Cap Index Fund	75.28%
Conservative Portfolio	18.50%
Balanced Portfolio	39.74%
Growth Portfolio	67.96%

Qualified Dividend Income

The Funds and Portfolios have designated the maximum amount allowable of their taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2023.

Capital Gain Distribution

For the year ended December 31, 2023, the following Funds designated long-term capital gain distributions:

Value Index Fund	$23,448,734
Growth Index Fund	8,310,107
Conservative Portfolio	5,855
Balanced Portfolio	498,371
Growth Portfolio	844,379

Foreign Source Income and Expense

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date. These shareholders will receive more detailed information with their 2023 Form 1099-DIV. The per share amounts designated were:

	Foreign Source Income	Foreign Tax Expense
International Index Fund	$0.3930	$0.0395
Conservative Portfolio	$0.0335	$0.0033
Balanced Portfolio	$0.0852	$0.0085
Growth Portfolio	$0.1352	$0.0135

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At an in-person meeting on November 17, 2023, the Funds’ Board of Trustees, which consists of a majority of Independent Trustees, unanimously approved one-year renewals of the Investment Advisory Agreement for each Fund and the Sub-Investment Advisory Agreement for the International Index Fund.

The Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process. The Trustees reviewed and evaluated all this information and considered factors they believed, considering legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund, including each of its classes, and each Agreement separately. The Board’s conclusions with respect to the approvals were based in part on the Board’s evaluation of the Agreements in prior years and their experience with the nature and quality of services provided under the Agreements in prior years. The Board’s determinations were not based on any single factor, and individual Trustees may have weighed certain factors differently.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each Fund and Everence Capital Management, Inc. (“Everence” or the “Adviser”), the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality, and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser to the Funds, including the experience of the investment professionals and other senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, and the Adviser’s

Additional Fund Information (unaudited), continued	December 31, 2023

responsiveness in implementing Board directives and addressing Board requests relating to the Funds. In addition, the Board considered the Adviser’s record and experience providing portfolio management services to the Funds that the Adviser manages directly, the qualifications of the portfolio managers responsible for the day-to-day portfolio management of each of those Funds, and the Adviser’s infrastructure and resources available to the portfolio managers. For the International Index Fund, the Board also considered the Adviser’s effectiveness in overseeing the Sub-Adviser. The Board also considered that the Adviser is responsible for developing and integrating key elements of the Funds’ socially responsible investing, including the Stewardship Investing screening process for the Funds, shareholder advocacy on behalf of the Funds, and proxy voting for the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the Adviser.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board also considered each Fund’s historical investment performance relative to its benchmark and peer group. The Board evaluated Fund performance gross of fees and net of fees. The Board also considered the impact of the Funds’ Stewardship Investing screens on Fund performance. The Board evaluated each class of each Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions about each Fund’s investment performance, for the periods ended September 30, 2023:

Impact Bond Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, five- and ten-year periods, and measured against its peer group, Class I ranked between the 34th and 41st percentiles and Class A ranked between the 67th and 75th percentiles over those periods.

Value Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the five- and ten-year periods and trailed the index for the one- and three-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 12th and 47th percentiles and Class A ranked between the 14th and 54th percentiles over those periods.

Growth Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, five- and ten-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 15th and 70th percentiles and Class A ranked between the 21st and 72nd percentiles over those periods.

Small Cap Index Fund: performance was mixed. The Board noted that Fund’s gross performance trailed its benchmark index for the three-, five-, and ten-year periods and exceeded the index for the one-year period, and measured against its peer group, Class I ranked in between the 55th and 94th percentiles and Class A ranked between the 62nd and 97th percentiles over those respective periods. The Board noted that prior to January 1, 2017, the Fund’s portfolio was managed by a sub-adviser, not the Adviser, and used a different small-cap investment strategy from its current strategy that seeks to track the performance of its benchmark index. The Board also noted that since implementing the index strategy, the performance variation from the index was reasonable.

Conservative Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the five- and ten-year periods and trailed the index for the one- and three-year periods, and measured against its peer group, ranked between the 81st and 97th percentiles over those periods.

Balanced Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the three- and five-year periods, matched the index for the ten-year period, and trailed the index for the one-year period, and measured against its peer group, ranked between the 55th and 74th percentiles over those periods.

Growth Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the for the three- and five-year periods, trailed the index for the one- and ten-year periods, and measured against its peer group, ranked between the 45th and 59th percentiles over those periods.

Costs of Services and Profitability

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custody, legal, compliance and audit fees. The Board considered the components of the other expenses and the allocation methods for shared expenses. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, any proposed changes to the current waivers and reimbursements, and the duration of any waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. For the International Index Fund, the

Additional Fund Information (unaudited), continued	December 31, 2023

Board considered the advisory fee rate reduction that was proposed by the Adviser and approved by the Board. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair and reasonable.

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Board considered that the advisory fee schedules for the Impact Bond Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund and International Index Fund had breakpoints, and that the Adviser has represented that it would consider breakpoints for the other Funds as they grew in size. The Board also considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels for the non-index-based Funds did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided. In addition, the Board noted that the Funds benefit from their association with the Adviser and its affiliates, particularly in light of the Adviser’s commitment to socially responsible investing and shareholder advocacy.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”) with respect to portfolio management of Praxis International Index Fund, the Board considered the following factors, among others.

Nature, Quality and Extent of Services

The Board evaluated the nature, extent, and quality of services Aperio provides to the Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience its investment professionals and other senior personnel at Aperio providing services to the Fund. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board considered Aperio’s compliance with the Fund’s investment objective and policies, as well as its implementation of the Fund’s principal investment strategy. The Board considered Aperio’s record and experience providing portfolio management services to the Fund. The Board considered Aperio’s responsiveness in implementing Board directives and addressing Board questions and requests relating to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance

The Board reviewed historical performance data for the International Index Fund and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s Stewardship Investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2023, the Fund’s performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three-, five- and ten-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 62nd and 81st percentiles and Class A ranked between the 79th and 84th percentiles over those periods.

Costs of Services

The Board considered the costs of the services provided by Aperio to the International Index Fund and the response from Aperio regarding profitability. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair and reasonable.

Economies of Scale

The Board considered that Aperio had agreed to a reduced sub-advisory fee schedule in 2020.

Additional Fund Information (unaudited), continued	December 31, 2023

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. The Board noted that Aperio does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to Aperio and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Sub-Investment Advisory Agreement, the Board concluded that Aperio and its affiliates did not derive material benefits from their relationship with the International Index Fund other than receipt of sub-advisory fees and potential benefits from their association with the Praxis Mutual Funds.

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account Value at Beginning of Period ($)		Account Value at End of Period ($)		Expenses Paid During Period ($)*		Expense Ratio During Period (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Impact Bond Fund
Class A	1,000.00	1,000.00	1,033.00	1,020.87	4.41	4.38	0.86%
Class I	1,000.00	1,000.00	1,033.90	1,022.79	2.46	2.45	0.48%
International Index Fund
Class A	1,000.00	1,000.00	1,053.70	1,019.71	5.64	5.55	1.09%
Class I	1,000.00	1,000.00	1,056.60	1,022.13	3.16	3.11	0.61%
Value Index Fund
Class A	1,000.00	1,000.00	1,077.60	1,021.68	3.67	3.57	0.70%
Class I	1,000.00	1,000.00	1,079.40	1,023.29	1.99	1.94	0.38%
Growth Index Fund
Class A	1,000.00	1,000.00	1,067.00	1,021.93	3.39	3.31	0.65%
Class I	1,000.00	1,000.00	1,068.50	1,023.34	1.93	1.89	0.37%
Small Cap Index Fund
Class A	1,000.00	1,000.00	1,093.40	1,019.11	6.38	6.16	1.21%
Class I	1,000.00	1,000.00	1,096.50	1,022.99	2.33	2.24	0.44%
Conservative Portfolio
Class A	1,000.00	1,000.00	1,041.50	1,021.98	3.29	3.26	0.64%
Balanced Portfolio
Class A	1,000.00	1,000.00	1,054.80	1,022.84	2.43	2.40	0.47%
Growth Portfolio
Class A	1,000.00	1,000.00	1,063.00	1,022.79	2.50	2.45	0.48%

* Expenses are equal to average account value times each Fund’s annualized expense ratio multiplied by 184/365 (to reflect the one-half year period).

** Annualized.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Year of Birth and Address	Position with the Company, Term of Office[2] and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees[1]
Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Year of Birth: 1961	Trustee, since 11/14/14	President and CEO of Everence (August 2014 - Present)	8	N/A

[1]	Mr. Hochstetler is deemed an “interested person” of the Trust due to his senior leadership positions with the Funds’ investment adviser (Everence) and its parent (Everence Financial).

Independent Trustees
Laura Berry 1110 North Main Street Goshen, IN 46528 Year of Birth: 1958	Trustee, since 01/01/17	Retired; Executive Director, Interfaith Center on Corporate Responsibility (2007 - 2016)	8	N/A
Francis G. Coleman 1110 North Main Street Goshen, IN 46528 Year of Birth: 1954	Trustee since 01/01/23	Founder/CEO, BeingFrank Consulting (2020 – present); Retired, Vice Chair and Executive Vice President, CBIS, Inc. (Christian Brothers Investment Services)(1987 – 2019)	8	N/A
Andy Dula 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 01/01/18	President at EGStoltzfus (2021 – present)	8	N/A
Jeffrey K. Landis 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 04/28/16	Partner, Landis, Hunsberger, Gingrich & Weik, LLP (Law Firm) (1994 - present)	8	N/A
Aimee Minnich 1110 North Main Street Goshen, IN 46528 Year of Birth: 1980	Trustee, since 01/01/20	General Counsel & Chief Impact Officer, Impact Foundation (2015 - present); President & General Counsel, National Christian Foundation, Heartland (2009 – 2014)	8	N/A
Lori Scott 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	Trustee since 01/01/23	Managing Director, Impact Credit, Lafayette Square (2021 –present); Chief Credit Officer, Impact Investments, John D. and Catherine T. MacArthur Foundation (2017 – 2021)	8	N/A

[2]

Each Trustee serves until retirement, resignation, removal or death. The Board has adopted a policy that fixes a mandatory retirement date for the Trustees (the end of the year upon turning 72) and limits the maximum length of service on the Board (15 years).

Management of the Trust (unaudited), continued

Name, Year of Birth and Address	Position with the Company, Term of Office[1] and Length of Time Served	Principal Occupation During the Past Five Years
Officers
Chad Horning 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	President, since 03/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 - present)
Katherine J. Glick Miller 1110 North Main Street Goshen, IN 46528 Year of Birth: 1977	Vice President since 07/01/22

Vice President of Financial Services Operations, Everence (7/1/2022 - present); Retirement Administrator, Everence (October 2019 – June 2022); Designated Principal, Concourse Financial Group Securities, Inc. (October 2020 – present); Tax Associate, Tax Solutions, P.C. (2014-2019)

Trent M. Statczar Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1971	Treasurer, since 01/01/09	Senior Principal Consultant, ACA Group (fromerly Foreside Financial Group) (2008 - present)
Rodney L. Ruehle Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1968	Chief Compliance Officer, since 05/15/15	Senior Principal Consultant, ACA Group (fromerly Foreside Financial Group) (2008 - present)
Jennifer L. Gorham Three Canal Plaza Suite 100 Portland, ME 04101 Year of Birth: 1981	Secretary since 07/01/22	Principal Consultant, ACA Group (formerly Foreside Financial Group) (2015 – present)

[1]	Each Trust officer serves until retirement, resignation, removal or death.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Proxy Voting:

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The complete listing (i) is available on the Commission’s Web site and (ii) will be made available to shareholders upon request by calling (800) 977-2947. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report you find a discussion of the market conditions and investment strategies that significantly affected the Fund’s or Portfolio’s performance during the year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports, the prospectus and the SAI, or request other information and discuss your questions about the Funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Fund’s reports, the prospectus and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text only copies:

●

For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by emailing the SEC at the following address: publicinfo@sec.gov.

●	Free from the Commission’s Web site at www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

Praxis Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

2240025

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Laura Berry is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $132,500 for the December 31, 2023 fiscal year and $127,250 for the December 31, 2022 fiscal year.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2023 fiscal year and the December 31, 2022 fiscal year.

(c)	Tax Fees. Tax fees totaled $36,300 for the December 31, 2023 fiscal year and $37,300 for the December 31, 2022 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2023 or December 31, 2022 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A) Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement (see also “delegation” below).

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence (see also “delegation” below). Pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $36,300 for the December 31, 2023 fiscal year and $37,300 for December 31, 2022 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote Of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chad Horning
Chad Horning
President and Chief Executive Officer
March 5, 2024

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer March 5, 2024